[SM&R MUTUAL FUNDS LOGO]

ANNUAL REPORT

2002

[GRAPHIC]

FOR THE FISCAL YEAR

ENDING AUGUST 31

BAL-ANCE (BAL'ENS)

[GRAPHIC]

THE COMMON GROUND BETWEEN THE OPPOSING FORCES OF UNDUE RISK AND RESTRAINED OPPORTUNITY.

THE FINANCIAL STATEMENTS AND DISCUSSIONS CONTAINED HEREIN ARE INCLUDED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                               ACHIEVING BALANCE

                                        Securities Management and Research, Inc.

INVESTOR SUMMARY                                        [SM&R MUTUAL FUNDS LOGO]

A LONG HISTORY OF EQUILIBRIUM...

Historians have likely already begun composing the stories intended to educate the students of tomorrow on the important events of 2001 and 2002. Most striking about these accounts will likely be the space required to house the inordinate number of academic-worthy happenings. As many one-year periods in our history are simply glossed over in the annals of our heritage, this past year certainly won't fall into that category.

QUITE SIMPLY , we- the American people, the economy and the markets - have had much to deal with over the previous twelve months:

- U.S ATTACKED ON ITS OWN SOIL
- U.S. AT WAR
- ANTHRAX ATTACKS
- CONTINUED TERRORISM THREATS
- LARGEST CORPORATE BANKRUPTCY IN HISTORY
- MASSIVE CORPORATE FRAUDS
- RECESSION
- A CONTINUING TECHNOLOGY DEPRESSION

Each one of these events has the ability to shake up the collective American mood. Yet we have been forced to endure and adapt to what could easily be a decade's worth of negative headlines in one short year. Even America's spirit of optimism, not being easily dampened, is challenged by such a barrage of negatives.

Yet, our resolve and resilience has never been in question. We are forging ahead on all fronts to turn the corner on these challenges.

While there has been so much nourishment for the heart - as in heroism and human compassion -there has been far less sustenance for the markets - as in positive economic and corporate news. If patriotism and human spirit moved markets, we would be enjoying a great bull run. Unfortunately, the cold results of a company's income statement means more to the market over time than the strongest of shoulder-straightening, patriotic experiences. The balance of company-specific news has been decidedly negative. The stock market, already a bit weak-kneed, continues to take jab after jab, yet steadfastly refuses to be knocked out. But the wall of worry keeps mounting.

....THE STABILITY OF BONDS

Bond investors, on the other hand, have generally enjoyed another year of investing nirvana. Many of the forces that have clouded the outlook for stocks, such as a weak economy and the uncertainties surrounding terrorism threats and the war effort, have played right into the hands of the fixed income market. This reality has underscored the importance of portfolio balance. Bonds are supposed to suppress portfolio risk over time, and they have certainly been living up to billing recently.

[GRAPHIC]

Our country's history is an amazing story of balance; a balanced political and judicial system, a diversified, balanced economy, a balance between the earning power of the executive suite and the factory floor resulting in the broad American middle class, a balance between hard work and family responsibility, and a balance in overall relations between the numerous races and religions which comprise this great melting pot.

Too many things though, over the last few years, have fallen out of balance. The technology sector of our economy exploded to an overvalued state where it represented 35% of our economy in early 2000. Now that sector has imploded. A number of now infamous corporate executives tilted the compensation scales too far to their advantage, to the detriment of their employees and shareholders. Many of them may be going to jail. The long-term balance of the return advantage of stocks over bonds has been violated now for nearly three years. Investors have only experienced the risk portion of the risk/reward balance inherent in stock market investing. We no longer have to worry about the late 90's phenomenon of trying to balance vigorous economic growth with a low inflationary environment. We are just trying to stay out of recession.

HOW CAN INVESTORS REMAIN ON A BALANCED COURSE?

Balance - that all-important underpinning that has been critical in making our society great - has been lacking of late. We could use a little back.

MAINTAIN A BALANCED INVESTING APPROACH . . . Basically, stocks offer growth potential, bonds offer an income stream and cash provides stability. Our dynamic economy has many faces over the course of time, and each asset class has a role in investment portfolios as the economy snakes its way along. Lean on one of the three investment types too hard and there is likely to be a price to pay, whether near-term or long-term. A better approach is just to determine the right balance, and stick with it.

[GRAPHIC]

[GRAPHIC]

                               ACHIEVING BALANCE

                                                        [SM&R MUTUAL FUNDS LOGO]

RE-BALANCE RETURN EXPECTATIONS . . . During the heyday of the late 1990's, the broad stock market's long-term return range of 10 to 12% seemed positively prehistoric. New economy investors had their hopes set on much higher numbers. Now, 10 to 12% seems extremely optimistic. Whatever your exact number or range is, the best strategy is probably to count on a lower number and gladly accept anything above it.

KEEP EMOTIONS IN BALANCE . . . To put it mildly, money evokes strong emotions. We can easily get too optimistic when we are making a lot of it and too pessimistic when it seems that our balances will never stop dropping. Emotionally charged, snap decisions, especially those involving money, almost never work to your advantage. This is the time to talk to your financial professional. Welcome an educated, less emotional, third party voice to your decision making process. Your financial health should benefit over time.

WHAT WILL ULTIMATELY RETURN US TO A MORE BALANCED STATE?

TIME... While no one knows exactly what the passage of time will bring, we do know history very well. Our history says that America deals with problems and adversaries more swiftly and successfully than any nation on earth. There have been ten recessions since WWII, and we have emerged from every one to only grow stronger. There have been ten bear markets since 1945, yet our market and living standards emerged elevated each time. We are being challenged, on many fronts, once again, and the correct bet will surely be with the home team.

Optimism has seemed a little Pollyanna of late, but let's not forget the positives that exist. Our economy is growing. The growth is very slow at this point, but it is growth rather than contraction. Our employment situation, while not at the rock-bottom levels of the turn of the century, is still at a historically high level. Interest rates and inflation are very low, both positive signs.

In time, new momentum will be evident from the economy, which in turn will spur an improving corporate profits picture which will in turn provide the stock market with the traction so desperately needed to begin an ascent once more. Our stock market investments will begin to bear fruit again. The exact timing of these developments just can't be known at this point. But with history as our guide, we must only be re-assured of these future realities. Again, the bet is on the home team.

                                                     SM&R Funds managed by SM&R.
                                                SM&R Alger Funds are sub-advised
                                                  by Fred Alger Management, Inc.

[GRAPHIC]

[GRAPHIC]

[GRAPHIC]

[GRAPHIC]

SM&R ALGER TECHNOLOGY FUND

MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Alger Technology Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 85% of its total assets in the equity securities of companies listed on U.S. exchanges, or in the over-the-counter market, and at least 65% of it's total assets in the equity securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or benefit significantly from technological advances or improvements. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy and the inherent technology focus of the portfolio were detriments during a period in which value strongly outperformed growth and technology stocks performed very poorly.

MARKET REVIEW

The twelve-month period ended August 31, 2002 provided poor results for equity investors. At the start of the period, the devastating events of September 11th, poor earnings numbers and negative statements from corporate CEO's dominated the economic news, causing a slide in stock prices. However, the market succeeded in rallying by year-end, as initial panic selling wore off and investors scooped up bargains. The October 2nd Fed meeting produced a 50 basis point rate cut, which brought the Fed Funds rate to its lowest level since 1962. By the end of October, the Nasdaq had already rallied 21.9% off its September 21st low. The market continued its recovery during November and December, fueled in part by another 50 basis point rate cut on November 6th and a further 25 basis point cut on December11th. The Nasdaq closed the year 40.6% above its September 21st low, and equity markets headed towards the New Year with strong momentum.

After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve failed to cut the Fed Funds rate any further at the start of 2002. The Fed's decision to maintain interest rates at current levels reinforced the notion of a looming economic recovery. However, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally.

The remainder of the period brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco and WorldCom fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Federal Reserve continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May, June and July saw the continued collapse of most equity indices, with growth stocks leading the downturn. A slight recovery during August did little to offset the previous months' losses.

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

PERFORMANCE.                            Securities Management and Research, Inc.

The Fund's Class A shares returned -48.46%, before sales charges, during the fiscal year ended August 31, 2002, versus a -38.87% return for the Lipper Science & Technology Fund Index and a -17.99% return for the S&P 500 Index. Like other technology sector funds, the portfolio suffered heavy losses as a result of the technology bear market.

MARKET & ECONOMIC OUTLOOK

We believe the relentless pessimism of recent months is not an accurate reflection of reality. The markets have been caught in a spiral of bad news and worse psychology. For the first six months of the year, good economic news was regularly discounted, and now, less-than-stellar economic news is trumping corporate earnings news -- which was quite good for the second quarter. We do not think that economic growth will be as rapid as it was in the late 1990s or the mid-1960s, but the economy is on much sounder footing than the current mood suggests. Though some are arguing that the United States is facing a credit crunch, deflation, and current-account deficit woes, we feel that the chance of these threatening the economy is slim. The drop in the market in July fed on fear and backlash against corporate America. We did not anticipate the intensity of the reaction, but we did warn that unexpected revelations of corporate to minimize the erosion of 401(k) plans, the aftershocks of the recent recession, and the effects of September 11, it is our opinion that the economy remains fundamentally strong.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

As always, we take the responsibility of managing your investments very seriously, and you have our assurance to do all in our power to earn your continued trust.

Best Regards,

/s/ Dan Chung
/s/ Nam Hoang
/s/ Danny Lee

Dan Chung, CFA, Portfolio Manager
Nam Hoang, CFA, Assistant Portfolio Manager
Danny Lee, CFA, Assistant Portfolio Manager
SM&R Alger Technology Fund

[CHART]

           ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER TECHNOLOGY FUND, CLASS A, AT OFFERING PRICE,
            LIPPER SCIENCE AND TECHNOLOGY FUND INDEX AND THE S&P 500

                           SM&R GROWTH FUND

S&P 500
$6,201

LIPPER SCIENCE AND TECHNOLOGY FUND INDEX
$2,249

SM&R ALGER TECHNOLOGY FUND
$1,586

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/02. Inception date of these classes is 09/01/00

SHARE               ONE                 SINCE
CLASS               YEAR                INCEPTION
-------------------------------------------------
A                   (51.03)%            (60.18)%
B                   (50.88)%            (60.06)%

SM&R Alger Technology Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

SM&R ALGER TECHNOLOGY FUND

HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2002

COMMON STOCK                                                 SHARES      VALUE
AUTOMOTIVE -- 0.72%
STMicroelectronics N.V. NYS                                      100      $2,014

COMMERCIAL SERVICES & SUPPLIES -- 3.17%
BISYS Group, Incorporated (The)*                                 180       4,586
First Data Corporation                                           125       4,344
                                                                           8,930
COMMUNICATION EQUIPMENT-- 11.46%
Brocade Communications Systems,
Incorporated*                                                    305       4,413
Cisco Systems, Incorporated *                                  1,050      14,511
Lucent Technologies Incorporated*                                850       1,471
Motorola, Incorporated                                           465       5,580
Nokia Corporation ADR                                            365       4,851
Power Intergrations, Incorporated*                               100       1,427
                                                                          32,253
COMPUTER RELATED & BUSINESS SERVICES -- 11.80%
EMC Corporation*                                                 600       4,056
Hewlett-Packard Company                                          500       6,715
International Business Machines
Corporation                                                      235      17,714
Lexmark International, Incorporated*                             100       4,720
                                                                          33,205
COMPUTER SOFTWARE -- 3.06%
NetIQ Corporation*                                               225       4,365
Rational Software Corporation*                                   625       4,250
                                                                           8,615
COMPUTERS & PERIPHERALS -- 3.42%
Dell Computer Corporation*                                       265       7,054
Sun Microsystems, Incorporated*                                  700       2,583
                                                                           9,637
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.12%
Alltel Corporation                                                75       3,154

ELECTRONIC EQUIPMENT & INSTRUMENTS-- 5.52%
Flextronics International Limited*                               610       5,777
Jabil Circuit, Incorporated*                                     100       1,871
Tech Data Corporation*                                           130       4,299
Technitrol, Incorporated                                         180       3,584
                                                                          15,531
HEALTH CARE ADMINISTRATIVE SERVICES -- 1.75%
Hewitt Associates, Incorporated (Class A)*                       175       4,932

INFORMATION TECHNOLOGY CONSULTING & SERVICES-- 1.26%
Affiliated Computer Services,
Incorporated (Class A)*                                           80       3,560

INTERNET & CATALOG RETAIL -- 4.04%
Amazon.com, Incorporated*                                        100       1,494
eBay Incorporated*                                               175       9,891
                                                                          11,385
INTERNET SOFTWARE & SERVICES -- 1.52%
Expedia, Incorporated (Class A)*                                  85       4,287

MEDIA -- 1.66%
Viacom Incorporated (Class B)*                                   115       4,680

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

COMMON STOCK                                                  SHARES     VALUE
SEMICONDUCTORS-- 21.92%
Applied Materials, Incorporated*                                 370      $4,943
Atmel Corporation*                                               575       1,328
Cymer, Incorporated*                                             120       2,904
Fair, Isaac & Company, Incorporated                              125       4,431
Fairchild Semiconductor Corporation
(Class A)*                                                       280       3,380
Intel Corporation                                                980      16,337
Intersil Corporation (Class A)*                                  250       4,230
Marvell Technology Group LTD*                                    235       4,479
Microchip Technology Incorporated*                               135       2,842
Micron Technology, Incorporated*                                 115       1,984
National Semiconductor Corporation*                              180       2,878
Taiwan Semiconductor Manufacturing
Company LTD*                                                     470       3,840
Teradyne, Incorporated*                                          210       2,657
Texas Instruments Incorporated                                   204       4,019
Xilinx, Incorporated*                                             75       1,449
                                                                          61,701
SOFTWARE -- 17.29%
BMC Software, Incorporated*                                      100       1,390
Electronic Arts Incorporated*                                     45       2,847
Intuit Incorporated*                                             120       5,356
Mercury Interactive Corporation*                                 135       3,430
Microsoft Corporation*                                           415      20,368
Oracle Corporation*                                              150       1,439
PeopleSoft, Incorporated*                                        175       2,814
Precise Software Solutions LTD*                                  240       2,880
Siebel Systems, Incorporated*                                    475       4,023
VERITAS Software Corporation*                                    255       4,128
                                                                          48,675
WIRELESS TELECOMMUNICATION SERVICES -- 0.19%
Nextel Communications, Incorporated
(Class A)*                                                        70         533

TOTAL COMMON STOCK -- 89.90%
(Cost $309,441)                                                          253,092

CASH EQUIVALENTS
SM&R Money Market Fund,
1.22% (a)                                                     12,040      12,040

TOTAL CASH EQUIVALENTS -- 4.28%
(Cost $12,040)                                                            12,040

TOTAL INVESTMENTS -- 94.18%
(Cost $321,481)                                                          265,132

CASH & OTHER ASSETS, LESS LIABILITIES -- 5.82%
                                                                          16,396

NET ASSETS-- 100.00%                                                    $281,528
                                                                        --------

ABBREVIATIONS
ADR - American Depository Receipt
NYS - New York Shares

* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2002. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Technology Fund are affiliated by having the same investment adviser.

See notes to financial statements.

[GRAPHIC]

SM&R ALGER TECHNOLOGY FUND

FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2002

ASSETS
Investment in securities, at value (Cost $321,481)                      $265,132
Prepaid expenses                                                           8,779
Receivable for:
Investment security sold                                                  18,335
Capital stock sold                                                            50
Dividends                                                                     30
Expense reimbursement                                                      5,207
TOTAL ASSETS                                                             297,533

LIABILITIES
Investment securities purchased                                            9,939
Accrued:
Investment advisory fee                                                      326
Service fee                                                                   61
Distribution fee                                                             542
Other liabilities                                                          5,137
TOTAL LIABILITIES                                                         16,005
NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                           $281,528

NET ASSETS:
Class A                                                                 $150,553
Class B                                                                 $130,975
TOTAL NET ASSETS                                                        $281,528

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
Authorized                                                           100,000,000
Outstanding                                                               90,253

Class B:
Authorized                                                           100,000,000
Outstanding                                                               78,123

Class A:
Net asset value and redemption price per share                             $1.67
Offering price per share: (Net Assets value of $1.67/95%)                  $1.76

Class B:
Net asset value and offering price per share                               $1.68

STATEMENT OF OPERATIONS
Year Ended August 31, 2002

INVESTMENT INCOME
Dividends                                                                   $214
Interest                                                                     555
TOTAL INVESTMENT INCOME                                                      769

EXPENSES
Investment advisory fees                                                   5,110
Service fees                                                                 946
Professional fees                                                          4,317
Custody and transaction fees                                               8,379
Directors` fees                                                            8,822
Qualification fees                                                        18,107
Shareholder reporting expenses                                               683
Distribution fees                                                          2,425
Insurance expenses                                                           605
Other expenses                                                                36
TOTAL EXPENSES                                                            49,430
LESS EXPENSES REIMBURSED                                                (15,765)
NET EXPENSES                                                              33,665
INVESTMENT LOSS-- NET                                                   (32,896)

REALIZED & UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized loss on investments                                       (214,084)
Change in unrealized appreciation
of investments for the year                                                  862

NET LOSS ON INVESTMENTS                                                (213,222)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                             ($246,118)

See notes to financial statements.

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

STATEMENT OF CHANGE  IN NET ASSETS

DECREASE IN NET ASSETS FROM OPERATIONS

                                                           YEAR ENDED AUGUST 31,
                                                              2002       2001
Investment loss-- net                                      ($32,896)   ($32,143)
Net realized loss on investments                           (214,084)   (232,204)
Change in unrealized
appreciation (depreciation)                                      862    (57,211)
Net decrease in net assets
resulting from operations                                  (246,118)   (321,558)

DISTRIBUTIONS TO SHAREHOLDERS FROM

Investment income -- net
Class A                                                           --          --
Class B                                                           --          --
TOTAL DISTRIBUTIONS
TO SHAREHOLDERS                                                   --          --

CAPITAL SHARE TRANSACTIONS-- NET
Class A                                                       53,340     519,483
Class B                                                      161,747     114,634
TOTAL NET CAPITAL
SHARE TRANSACTION                                            215,087     634,117
TOTAL
INCREASE (DECREASE)                                         (31,031)     312,559

NET ASSETS
Beginning of Year                                            312,559          --
End of Year                                                 $281,528    $312,559

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                    CLASS A SHARES                  CLASS B SHARES
                                                              ------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,           YEAR ENDED AUGUST 31,
                                                                2002             2001            2002            2001
                                                              ------------------------------------------------------------
Net Asset Value,
Beginning of Year                                                $3.24           $10.00           $3.25         $10.00
Investment loss-- net                                           (0.12)           (0.37)          (0.03)         (0.24)
Net realized and unrealized
loss on investments                                             (1.45)           (6.39)          (1.54)         (6.51)
TOTAL FROM INVESTMENT OPERATIONS (1.57)                                          (6.76)          (1.57)         (6.75)
Less distributions from
Investment income-- net                                             --               --              --             --
                                                              ------------------------------------------------------------
TOTAL DISTRIBUTIONS                                               0.00             0.00            0.00           0.00
                                                              ------------------------------------------------------------
Net Asset Value, End of Year                                     $1.67            $3.24           $1.68          $3.25
                                                              ============================================================
TOTAL RETURN (1)                                              (48.46)%         (67.60)%        (48.31)%       (67.50)%
                                                              ============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year                                       $150,553         $230,327        $130,975        $82,232
Ratio of expenses with reimbursement
to average net assets (2)                                        8.51%           10.97%           9.42%         14.71%
Ratio of expenses without reimbursement
to average net assets                                           12.19%           10.97%          14.23%         14.71%
Ratio of net investment loss to average
net assets                                                     (8.30)%         (10.32)%         (9.22)%       (14.91)%
Portfolio turnover rate                                        301.01%          440.50%         301.01%        440.50%

(1)  Does not include the effect of sales charge.

(2) Effective June 1, 2002, the Fund entered into an agreement with SM&R to waive or reduce expenses to 2.10% for Class A and 2.75% for Class B.

See notes to financial statements.

[GRAPHIC]

SM&R ALGER AGGRESSIVE GROWTH FUND

MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Alger Aggressive Growth Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 85% of its total assets in the equity securities of companies listed on U.S. exchanges or in the over-the-counter market. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy was a detriment during a period in which value strongly outperformed growth.

MARKET REVIEW

The twelve-month period ended August 31, 2002 provided poor results for equity investors. At the start of the period, the devastating events of September 11th, poor earnings numbers and negative statements from corporate CEO's dominated the economic news, causing a slide in stock prices. However, the market succeeded in rallying by year-end, as initial panic selling wore off and investors scooped up bargains. The October 2nd Fed meeting produced a 50 basis point rate cut, which brought the Fed Funds rate to its lowest level since 1962. By the end of October, the Nasdaq had already rallied 21.9% off its September 21st low. The market continued its recovery during November and December, fueled in part by another 50 basis point rate cut on November 6th and a further 25 basis point cut on December 11th. The Nasdaq closed the year 40.6% above its September 21st low, and equity markets headed towards the New Year with strong momentum.

After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve failed to cut the Fed Funds rate any further at the start of 2002. The Fed's decision to maintain interest rates at current levels reinforced the notion of a looming economic recovery. However, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally.

The remainder of the period brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco and WorldCom fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Federal Reserve continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May, June and July saw the continued collapse of most equity indices, with growth stocks leading the downturn. A slight recovery during August did little to offset the previous months' losses.

EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

PERFORMANCE                             Securities Management and Research, Inc.

The Fund's Class A shares returned -28.26%, before sales charges, during the fiscal year ended August 31, 2002, versus a -17.99% return for the S&P 500 Index and a -27.05% return for the Lipper Multi-Cap Growth Index. The portfolio benefited from an underweighting in the weak telecommunications services sector, but was hurt by poor performing information technology and financials stocks.

MARKET & ECONOMIC OUTLOOK

We believe the relentless pessimism of recent months is not an accurate reflection of reality. The markets have been caught in a spiral of bad news and worse psychology. For the first six months of the year, good economic news was regularly discounted, and now, less-than-stellar economic news is trumping corporate earnings news -- which was quite good for the second quarter. We do not think that economic growth will be as rapid as it was in the late 1990s or the mid-1960s, but the economy is on much sounder footing than the current mood suggests. Though some are arguing that the United States is facing a credit crunch, deflation, and current-account deficit woes, we feel that the chance of these threatening the economy is slim. The drop in the market in July fed on fear and backlash against corporate America. We did not anticipate the intensity of the reaction, but we did warn that unexpected revelations of corporate malfeasance had the potential to delay the market recovery. And while none of this is to minimize the erosion of 401(k) plans, the aftershocks of the recent recession, and the effects of September 11, it is our opinion that the economy remains fundamentally strong.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

As always, we take the responsibility of managing your investments very seriously, and you have our assurance to do all in our power to earn your continued trust.

Best Regards,

/s/ David Hyun

David Hyun, CFA, Portfolio Manager
SM&R Alger Aggressive Growth Fund

           ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
        IN SM&R ALGER AGGRESSIVE GROWTH FUND, CLASS A, AT OFFERING PRICE,
                 LIPPER MULTI-CAP GROWTH INDEX AND THE S&P 500

[CHART]

S&P 500
$6,201

SM&R Alger Aggressive Growth Fund

$4,027

Lipper Multi-Cap Growth Index

$3,390

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/02. Inception date of these classes is 09/01/00

SHARE               ONE                 SINCE
CLASS               YEAR                INCEPTION
A                   (31.83)%            (36.54)%
B                   (32.42)%            (36.92)%

SM&R Alger Aggressive Growth Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

SM&R ALGER AGGRESSIVE GROWTH FUND

HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2002

COMMON STOCK                                                                                 Shares                          Value
AEROSPACE & DEFENSE -- 1.03%
Alliant Techsystems Incorporated*                                                               150                          $10,233

BANKS -- 2.80%
Fifth Third Bancorp                                                                             225                           15,116
GreenPoint Financial Corporation                                                                250                           12,750
                                                                                                                             27, 866

BEVERAGES -- 0.71%
Constellation Brands, Incorporated (Class A)*                                                   250                            7,103

BIOTECHNOLOGY -- 0.66%
Genentech, Incorporated*                                                                        200                            6,558

BUILDING & CONSTRUCTION -- 0.58%
D.R. Horton, Incorporated                                                                       277                            5,751

COMMERCIAL SERVICES & SUPPLIES -- 4.94%
Apollo Group, Incorporated (Class A)*                                                           200                            8,366
Avery Dennison Corporation                                                                      100                            6,312
BISYS Group, Incorporated (The)*                                                                400                           10,192
Career Education Corporation*                                                                   150                            6,688
Concord EFS, Incorporated*                                                                      350                            7,144
First Data Corporation                                                                          300                           10,425
                                                                                                                              49,127

COMMUNICATION EQUIPMENT -- 1.02%
Brocade Communications Systems,
Incorporated*                                                                                   700                           10,129

COMPUTER RELATED & BUSINESS SERVICES -- 2.94%
International Business Machines Corporation                                                     200                           15,076
Lexmark International, Incorporated*                                                            300                           14,160
                                                                                                                              29,236

DIVERSIFIED FINANCIALS -- 0.44%
CIT Group Incorporated*                                                                         200                            4,350

EDUCATION -- 2.30%
SLM Corporation                                                                                 250                           22,913


ENERGY EQUIPMENT & SERVICES -- 3.7 6 %
BJ Services Company*                                                                            450                           13,729
Cooper Cameron Corporation*                                                                     270                           12,107

ENERGY EQUIPMENT & SERVICES -- (CONT.)
Nabors Industries, LTD*                                                                         350                          $11,557
                                                                                                                              37,393

FOOD & DRUG RETAILING -- 1.05%
Walgreen Company                                                                                300                           10,425

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.11%
Alcon, Incorporated*                                                                            300                           11,091

HEALTH CARE FACILITIES--3. 5 6 %
Baxter International Incorporated                                                               150                            5,443
Boston Scientific Corporation*                                                                  390                           11,369
St. Jude Medical, Incorporated*                                                                 500                           18,605
                                                                                                                              35,417

HEALTH CARE PROVIDER & SERVICES -- 11.00%
AmerisourceBergen Corporation                                                                   300                           21,753
Anthem, Incorporated*                                                                           375                           23,666
HCA Incorporated                                                                                400                           18,620
Quest Diagonostics Incorporated*                                                                100                            5,605
Tenet Healthcare Corporation*                                                                   450                           21,227
WellPoint Health Networks Incorporated*                                                         250                           18,592
                                                                                                                             109,463

HOTELS, RESTAURANTS & LEISURE -- 2.11%
Brinker International, Incorporated*                                                            500                           13,860
MGM MIRAGE*                                                                                     200                            7,098
                                                                                                                              20,958

HOUSEHOLD PRODUCTS -- 1.34%
Procter & Gamble Company (The)                                                                  150                           13,298

INFORMATION TECHNOLOGY CONSULTING & SERVICES-- 1.56%
Affiliated Computer Services,
Incorporated (Class A)*                                                                         350                           15,575

INSURANCE -- 2.10%
AFLAC Incorporated                                                                              350                           10,713
Willis Group Holdings Limited*                                                                  325                           10,234
                                                                                                                              20,947

INTERNET & CATALOG RETAIL -- 1.99%
eBay Incorporated*                                                                              350                           19,782

EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

COMMON STOCK                                                                                 Shares                          Value
LEISURE EQUIPMENT & PRODUCTS -- 0.88%
Mattel, Incorporated                                                                             450                          $8,744

MEDIA -- 3.00%
Tribune Company                                                                                  200                           8,342
Univision Communications Incorporated*                                                           400                           9,320
Viacom Incorporated (Class B)*                                                                   300                          12,210
                                                                                                                              29,872

MEDICAL SERVICES -- 2.58%
Gilead Sciences, Incorporated*                                                                   800                          25,664

MULTILINE RETAIL -- 4.26%
Dollar Tree Stores, Incorporated*                                                                550                          13,535
Sears, Roebuck & Company                                                                         300                          13,653
Wal-Mart Stores, Incorporated                                                                    285                          15,242
                                                                                                                              42,430

PHARMACEUTICALS -- 7.44%
Allergan, Incorporated                                                                           100                           5,872
Forest Laboratories, Incorporated*                                                               150                          10,950
IDEC Pharmaceuticals Corporation*                                                                600                          24,108
Johnson & Johnson                                                                                250                          13,577
Pfizer, Incorporated                                                                             590                          19,517
                                                                                                                              74,024

RESTAURANTS & LODGING -- 1.08%
Wendy`s International, Incorporated                                                              300                          10,713

RETAILING -- 2.12%
Limited Brands                                                                                 1,000                          15,290
PETsMART, Incorporated*                                                                          350                           5,849
                                                                                                                              21,139

SEMICONDUCTORS -- 6.17%
Applied Materials, Incorporated*                                                                 675                           9,018
Fairchild Semiconductor Corporation
(Class A)*                                                                                       650                           7,845
Intel Corporation                                                                                550                           9,169
Intersil Corporation (Class A)*                                                                  500                           8,460
Marvell Technology Group LTD*                                                                    500                           9,530
Maxim Intergrated Products, Incorporated*                                                        550                          17,385
                                                                                                                              61,407

SOFTWARE -- 4.06%
Intuit Incorporated*                                                                             350                         $15,621
Microsoft Corporation*                                                                           505                          24,785
                                                                                                                              40,406

SPECIALTY RETAIL -- 6.70%
Abercrombie & Fitch Company (Class A)*                                                           800                          18,240
Bed Bath & Beyond Incorporated*                                                                  300                           9,618
Lowe's Companies, Incorporated                                                                   300                          12,414
Michaels Stores, Incorporated*                                                                   250                          11,622
Pier 1 Imports, Incorporated                                                                     250                           4,475
Urban Outfitters, Incorporated*                                                                  400                          10,356
                                                                                                                              66,725

TEXTILES, APPAREL & LUXURY GOODS -- 1.08%
NIKE, Incorporated (Class B)                                                                     250                          10,795

TOTAL COMMON STOCK -- 86.37%
(Cost $952,717)                                                                                                              859,534

CASH EQUIVALENTS
SM&R Money Market Fund,
1.22% (a)                                                                                    128,427                         128,427

TOTAL CASH EQUIVALENTS -- 12.90%
(Cost $ 128,427)                                                                                                             128,427

TOTAL INVESTMENTS -- 99.27%
(Cost $1,081,144)                                                                                                            987,961

CASH & OTHER ASSETS, LESS LIABILITIES -- 0.73%
                                                                                                                               7,275

NET ASSETS-- 100.00%                                                                                                        $995,236
                                                                                                                          ==========

ABBREVIATIONS

* Non-income producing securities

Notes to Schedule of Investments

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2002. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Aggressive Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

[GRAPHIC]

SM&R ALGER AGGRESSIVE GROWTH FUND

                            FINANCIALS

STATEMENT OF ASSETS & LIABILITIES

August 31, 2002

ASSETS
Investment in securities, at value (Cost $1,081,144)                    $987,961
Prepaid expenses                                                           9,224
Receivable for:
Capital stock sold                                                           150
Dividends                                                                    386
Expense reimbursement                                                      5,236
TOTAL ASSETS                                                           1,002,957

LIABILITIES
Accrued:

Investment advisory fee                                                      862
Service fee                                                                  205
Distribution fee                                                           1,522
Other liabilities                                                          5,132
TOTAL LIABILITIES                                                          7,721
NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                           $995,236

NET ASSETS:
Class A                                                                 $666,982
Class B                                                                 $328,254
TOTAL NET ASSETS                                                        $995,236

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
Authorized                                                           100,000,000
Outstanding                                                              157,440
Class B:
Authorized                                                           100,000,000
Outstanding                                                               78,336
Class A:
Net asset value and redemption price per share                             $4.24
Offering price per share: (Net Assets value of $4.24/95%)                  $4.46
Class B:
Net asset value and offering price per share                               $4.19

INVESTMENT INCOME
Dividends                                                                 $3,164
Interest                                                                   1,554

  TOTAL INVESTMENT INCOME                                                  4,718

EXPENSES

Investment advisory fees                                                  10,255
Service fees                                                               2,442
Professional fees                                                          4,317
Custody and transaction fees                                              12,972
Directors` fees                                                            8,822
Qualification fees                                                        18,068
Shareholder reporting expenses                                               990
Distribution fees                                                          5,540
Insurance expenses                                                         1,043
Other expenses                                                                36
  TOTAL EXPENSES                                                          64,485
  LESS EXPENSES REIMBURSED                                               (17,218)
  NET EXPENSES                                                            47,267
  INVESTMENT LOSS-- NET                                                  (42,549)

REALIZED & UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments                                        (274,138)
Change in unrealized depreciation
of investments for the year                                              (39,028)
  NET LOSS ON INVESTMENTS                                               (313,166)

  NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                           ($355,715)

See notes to financial statements.

EQUITY FUNDS
[SM&R MUTUAL FUNDS LOGO]

Securities Management and Research, Inc.

STATEMENT OF CHANGES IN NET ASSETS

DECREASE IN NET ASSETS FROM OPERATIONS

                                            YEAR ENDED AUGUST 31,
                                            2002              2001
                                         --------------------------
Investment loss -- net                   ($42,549)         ($27,885)
Net realized loss on investments         (274,138)         (117,131)
Change in unrealized depreciation         (39,028)          (54,155)
Net decrease in net assets
resulting from operations                (355,715)         (199,171)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income -- net
Class A                                         --               --
Class B                                         --               --
TOTAL DISTRIBUTIONS
TO SHAREHOLDERS                                 --               --

CAPITAL SHARE TRANSACTIONS-- NET
Class A                                    408,251          653,405
Class B                                    224,656          263,810
TOTAL NET CAPITAL
SHARE TRANSACTIONS                         632,907          917,215
TOTAL INCREASE                             277,192          718,044

NET ASSETS
Beginning of Year                          718,044               --
End of Year                               $995,236         $718,044

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                          CLASS A SHARES                     CLASS B SHARES
                                                  ----------------------------------------------------------------
                                                       YEAR ENDED AUGUST 31,            YEAR ENDED AUGUST 31,
                                                      2002               2001              2002          2001
                                                  ----------------------------------------------------------------
Net Asset Value,
Beginning of Year                                 $      5.91       $     10.00      $      5.89     $     10.00
Investment loss-- net                                   (0.05)            (0.25)           (0.12)          (0.18)
Net realized and unrealized
loss on investments                                     (1.62)            (3.84)           (1.58)          (3.93)
                                                  ----------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                        (1.67)            (4.09)           (1.70)          (4.11)

Less distributions from
Investment income-- net                                    --                --               --              --
                                                  ----------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      0.00              0.00             0.00            0.00
                                                  ----------------------------------------------------------------
Net Asset Value, End of Year                      $      4.24       $      5.91      $      4.19     $      5.89
                                                  ================================================================
TOTAL RETURN(1)                                        (28.26)%          (40.90)%         (28.86)%        (41.10)%
                                                  ================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year                           $   666,982       $   487,497      $   328,254     $   230,547
Ratio of expenses with reimbursement
to average net assets(2)                                 4.48%             6.85%            5.56%           7.25%
Ratio of expenses without reimbursement
to average net assets                                    6.01%             6.85%            7.78%           7.25%
Ratio of net investments loss to
average net assets                                      (3.99)%           (5.59)%          (5.08)%         (6.12)%
Portfolio turnover rate                                177.62%            70.58%          177.62%          70.58%

(1)  Does not include the effect of sales charge.

(2) Effective June 1, 2002, the Fund entered into an agreement with SM&R to waive or reduce expenses to 1.85% for Class A and 2.50% for Class B.

See notes to financial statements.

[GRAPHIC]

SM&R ALGER SMALL-CAP FUND

MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Alger Small-Cap Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 80% of its total assets in the equity securities of small-capitalization companies listed on U.S. exchanges or in the over-the-counter market. A small capitalization company is one that has a market capitalization within the range of companies in the Russell(R) 2000 Growth Index or the S&P Small-Cap(R) 600 Index. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy was a detriment during a period in which value strongly outperformed growth.

MARKET REVIEW

The twelve-month period ended August 31, 2002 provided poor results for equity investors. At the start of the period, the devastating events of September 11th, poor earnings numbers and negative statements from corporate CEO's dominated the economic news, causing a slide in stock prices. However, the market succeeded in rallying by year-end, as initial panic selling wore off and investors scooped up bargains. The October 2nd Fed meeting produced a 50 basis point rate cut, which brought the Fed Funds rate to its lowest level since 1962. By the end of October, the Nasdaq had already rallied 21.9% off its September 21st low. The market continued its recovery during November and December, fueled in part by another 50 basis point rate cut on November 6th and a further 25 basis point cut on December 11th. The Nasdaq closed the year 40.6% above its September 21st low, and equity markets headed towards the New Year with strong momentum.

After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve failed to cut the Fed Funds rate any further at the start of 2002. The Fed's decision to maintain interest rates at current levels reinforced the notion of a looming economic recovery. However, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally.

The remainder of the period brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco and WorldCom fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Federal Reserve continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May, June and July saw the continued collapse of most equity indices, with growth stocks leading the downturn. A slight recovery during August did little to offset the previous months' losses.

EQUITY FUNDS
[SM&R MUTUAL FUNDS LOGO]


Securities Management and Research, Inc.

PERFORMANCE.

The Fund's Class A shares returned -21.84%, before sales charges, during the fiscal year ended August 31, 2002, versus a -24.37% return for the Lipper Small-Cap Growth Index and a -17.99% for the S&P 500 Index. The portfolio benefited from strong security selection in the consumer discretionary sector and an underweighting in the relatively weak telecommunications services sector in beating the Russell benchmark.

MARKET & ECONOMIC OUTLOOK

We believe the relentless pessimism of recent months is not an accurate reflection of reality. The markets have been caught in a spiral of bad news and worse psychology. For the first six months of the year, good economic news was regularly discounted, and now, less-than-stellar economic news is trumping corporate earnings news -- which was quite good for the second quarter. We do not think that economic growth will be as rapid as it was in the late 1990s or the mid-1960s, but the economy is on much sounder footing than the current mood suggests. Though some are arguing that the United States is facing a credit crunch, deflation, and current-account deficit woes, we feel that the chance of these threatening the economy is slim. The drop in the market in July fed on fear and backlash against corporate America. We did not anticipate the intensity of the reaction, but we did warn that unexpected revelations of corporate malfeasance had the potential to delay the market recovery. And while none of this is to minimize the erosion of 401(k) plans, the aftershocks of the recent recession, and the effects of September 11, it is our opinion that the economy remains fundamentally strong.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

As always, we take the responsibility of managing your investments very seriously, and you have our assurance to do all in our power to earn your continued trust.

Best Regards,
/s/ Jill Greenwald


Jill Greenwald, CFA, Portfolio Manager
SM&R Alger Small-Cap Fund

[CHART]
ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER SMALL-CAP FUND, CLASS A, AT OFFERING PRICE, LIPPER SMALL-CAP GROWTH INDEX AND THE S&P 500
SM&R ALGER SMALL CAP FUND

S&P 500
$6,201

Lipper Small-Cap Growth Index
$5,049

SM&R Alger Small-Cap Fund
$4,112

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/02. Inception date of these classes is 09/01/00

Share                                      One                       Since
Class                                      Year                    Inception
----------------------------------------------------------------------------
A                                        (25.73)%                   (35.87)%
B                                        (27.40)%                   (35.95)%


SM&R Alger Small-Cap Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

SM&R ALGER SMALL-CAP FUND


                                 HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2002

COMMON STOCK                                                                                    SHARES                         VALUE
AEROSPACE & DEFENSE -- 0.81%
EDO Corporation                                                                                    220                        $5,247

BANKS -- 6.63%
City National Corporation                                                                          180                         9,706
Cullen/Frost Bankers, Incorporated                                                                 200                         7,480
Independence Community Bank Corporation                                                            100                         3,107
IndyMac Bancorp, Incorporated*                                                                     100                         2,280
Investors Financial Services Corporation                                                           160                         4,810
UCBH Holdings, Incorporated                                                                        170                         6,535
Webster Financial Corporation                                                                      230                         8,772
                                                                                                                              42,690
BEVERAGES -- 1.50%
Constellation Brands, Incorporated (Class A)*                                                      340                         9,659

BIOTECHNOLOGY -- 2.06%
Albany Molecular Research, Incorporated*                                                           150                         2,941
Exelixis, Incorporated*                                                                            270                         1,334
Kos Pharmaceuticals, Incorporated*                                                                 100                         1,349
Neurocrine Biosciences, Incorporated*                                                              100                         3,569
OSI Pharmaceuticals, Incorporated*                                                                 200                         3,136
Trimeris, Incorporated*                                                                             20                           910
                                                                                                                              13,239
BROADCASTING -- 0.62%
Radio One, Incorporated (Class A)*                                                                 250                         3,962

BUSINESS SERVICES -- 1.02%
Rent-A-Center, Incorporated *                                                                     120                          6,557

CHEMICALS -- 1.09%
Crompton Corporation                                                                              630                          7,024

COMMERCIAL SERVICES & SUPPLIES -- 5.41%
BISYS Group, Incorporated (The)*                                                                  280                          7,134
Career Education Corporation*                                                                      90                          4,013
ChoicePoint Incorporated*                                                                         163                          7,004
Corinthian Colleges, Incorporated*                                                                180                          6,705
Corporate Executive Board Company (The)*                                                          100                          2,940
Education Management Corporation*                                                                 170                          7,023
                                                                                                                              34,819
COMMUNICATION EQUIPMENT -- 2.25%
Adaptec, Incorporated*                                                                            400                          2,452
Advanced Fibre Communications,
Incorporated*                                                                                     300                          5,292
Extreme Networks, Incorporated *                                                                  200                          1,886
Power Intergrations, Incorporated *                                                               340                          4,852
                                                                                                                              14,482
COMPUTER RELATED & BUSINESS SERVICES -- 0.57%
Western Digital Corporation*                                                                      910                          3,695

COMPUTER SOFTWARE -- 2.75%
Borland Software Corporation*                                                                     565                          5,593
Manhattan Associates, Incorporated*                                                               250                          5,567
NetIQ Corporation*                                                                                180                          3,492
Rational Software Corporation*                                                                    450                          3,060
                                                                                                                              17,712

EQUITY FUNDS
[SM&R MUTUAL FUNDS LOGO]


Securities Management and Research, Inc.

COMMON STOCK                                                                                    SHARES                         VALUE
COMPUTERS & PERIPHERALS -- 0.47%
Synaptics Incorporated*                                                                              500                      $2,999

DIVERSIFIED FINANCIALS -- 3.37%
Affiliated Managers Group, Incorporated*                                                             125                       6,550
Doral Financial Corporation                                                                          180                       7,630
Federal Agricultural Mortgage
Corporation (Class C)*                                                                                85                       2,380
LaBranche & Company Incorporated*                                                                    230                       5,113
                                                                                                                              21,673
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.16%
AMETEK, Incorporated                                                                                 190                       6,536
Benchmark Electronics, Incorporated*                                                                 220                       5,588
Kopin Corporation*                                                                                   510                       3,167
Technitrol, Incorporated                                                                             255                       5,077
                                                                                                                              20,368
ENERGY & ENERGY SERVICES -- 0.86%
Spinnaker Exploration Company*                                                                       180                       5,515

ENERGY EQUIPMENT & SERVICES -- 2.33%
Cooper Cameron Corporation*                                                                          190                       8,520
Smith International, Incorporated*                                                                   200                       6,490
                                                                                                                              15,010
FOODS & BEVERAGES -- 0.98%
American Italian Pasta Company (Class A)*                                                            170                       6,304

HEALTH CARE ADMINISTRATIVE SERVICES -- 0.88%
Hewitt Associates, Incorporated (Class A)*                                                           200                       5,636

HEALTH CARE EQUIPMENT & SUPPLIES -- 2.83%
Cerus Corporation*                                                                                    50                         868
Endocare, Incorporated*                                                                              200                       2,212
Haemonetics Corporation*                                                                             100                       2,746
Respironics, Incorporated*                                                                           150                       5,083
STERIS Corporation*                                                                                  320                       7,302
                                                                                                                              18,211
HEALTH CARE PROVIDER & SERVICES -- 5.46%
Accredo Health, Incorporated*                                                                        140                       7,172
AMN Healthcare Services, Incorporated*                                                               145                       3,524
LifePoint Hospitals, Incorporated*                                                                   150                       4,536
Mid Atlantic Medical Services, Incorporated*                                                         150                       5,416
Province Healthcare Company*                                                                         200                       3,410
Triad Hospitals, Incorporated*                                                                       130                       4,746
Unilab Corporation*                                                                                  330                       6,326
                                                                                                                              35,130
HOTELS, RESTAURANTS & LEISURE -- 4.58%
AFC Enterprises, Incorporated*                                                                       220                       4,974
Alliance Gaming Corporation*                                                                         250                       3,800
Applebee's International, Incorporated                                                               257                       5,708
California Pizza Kitchen, Incorporated*                                                              150                       3,029
Covance Incorporated*                                                                                410                       8,003
Station Casinos, Incorporated*                                                                       320                       3,952
                                                                                                                              29,466
HOUSEHOLD DURABLES -- 1.18%
Interface, Incorporated (Class A)                                                                    640                       3,181
Yankee Candle Company,
Incorporated (The)*                                                                                  230                       4,421
                                                                                                                              7, 602

[GRAPHIC]

SM&R ALGER SMALL-CAP FUND

                                 HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2002

COMMON STOCK                                                                                     SHARES                        VALUE
INFORMATION TECHNOLOGY CONSULTING & SERVICES -- 0.99%
Veridian Corporation*                                                                               320                       $6,368

INSURANCE -- 4.41%
Arch Capital Group LTD*                                                                             200                        5,602
Cross Country, Incorporated*                                                                        150                        2,147
HCC Insurance Holdings, Incorporated                                                                250                        6,062
RenaissanceRE Holdings LTD                                                                          225                        7,853
W.R. Berkley Corporation                                                                            200                        6,732
                                                                                                                              28,396
INTERNET SOFTWARE & SERVICES -- 0.47%
FreeMarkets, Incorporated*                                                                          150                          885
VeriSign, Incorporated*                                                                             300                        2,154
                                                                                                                               3,039
LEISURE EQUIPMENT & SERVICES -- 1.01%
Action Performance Companies,
Incorporated*                                                                                       200                        6,474

MACHINERY -- 3.09%
Actuant Corporation (Class A)*                                                                      200                        7,650
Flowserve Corporation*                                                                              265                        4,857
Pentair, Incorporated                                                                               170                        7,385
                                                                                                                              19,892
MEDIA -- 0.93%
Entercom Communications Corporation*                                                                 75                        3,285
Media General, Incorporated (Class A)                                                                50                        2,684
                                                                                                                               5,969

MEDICAL DEVICES -- 1.56%
CTI Molecular Imaging, Incorporated*                                                               200                         4,400
Wright Medical Group, Incorporated*                                                                280                         5,662
                                                                                                                              10,062
OIL & GAS -- 0.77%
Noble Energy, Incorporated                                                                          50                         1,667
Pogo Producing Company                                                                             100                         3,285
                                                                                                                               4,952
PHARMACEUTICALS -- 3.52%
Angiotech Pharmaceuticals, Incorporated*                                                            75                         3,375
Barr Laboratories, Incorporated*                                                                    40                         2,828
Charles River Laboratories International,
Incorporated*                                                                                      225                         8,899
Ligand Pharmaceuticals Incorporated
(Class B)*                                                                                         200                         1,476
NPS Pharmaceuticals, Incorporated*                                                                 180                         3,649
Scios Incorporated*                                                                                100                         2,406
                                                                                                                              22,633
RAILROADS -- 0.74%
Hunt (J.B.) Transport Services, Incorporated* 200                                                                              4,742

ROAD & RAIL -- 0.41%
Swift Transportation Company, Incorporated*                                                        150                         2,639

                                       22
EQUITY FUNDS
[SM&R MUTUAL FUNDS LOGO]

Securities Management and Research, Inc.

COMMON STOCK                                                                                     SHARES                        VALUE
SEMICONDUCTORS -- 5.19%
Cymer, Incorporated*                                                                               170                        $4,114
Fair, Isaac & Company, Incorporated                                                                180                         6,381
Fairchild Semiconductor Corporation
(Class A)*                                                                                         350                         4,225
Integrated Circuit Systems, Incorporated*                                                          250                         4,457
International Rectifier Corporation*                                                               200                         4,352
Marvell Technology Group LTD*                                                                       60                         1,144
RF Micro Devices, Incorporated*                                                                    300                         2,007
Semtech Corporation*                                                                               150                         1,982
Varian Semiconductor Equipment
Associates, Incorporated*                                                                          150                         3,138
Zoran Corporation*                                                                                 120                         1,580
                                                                                                                              33,380
SOFTWARE -- 3.15%
Activision, Incorporated*                                                                          145                         4,041
Documentum, Incorporated*                                                                          200                         3,086
J.D. Edwards & Company*                                                                            230                         3,002
Peregrine Systems, Incorporated*                                                                    30                            10
Synopsys, Incorporated*                                                                            150                         6,472
THQ Incorporated*                                                                                  160                         3,696
                                                                                                                              20,307
SPECIALTY RETAIL -- 4.75%
Advance Auto Parts, Incorporated*                                                                   90                         4,702
AnnTaylor Stores Corporation*                                                                      225                         6,008
Chico's FAS, Incorporated*                                                                         330                         5,788
Christopher & Banks Corporation*                                                                   100                         2,910
Hollywood Entertainment Corporation*                                                               380                         5,130
Michaels Stores, Incorporated*                                                                     130                         6,044
                                                                                                                              30,582
TEXTILES -- 0.46%
Mohawk Industries, Incorporated*                                                                  60                           2,970

TEXTILES, APPAREL & LUXURY GOODS -- 0.76%
Coach, Incorporated*                                                                             200                           4,926

TRANSPORTATION -- 0.52%
Pacer International, Incorporated*                                                               260                           3,380

TOTAL COMMON STOCK -- 83.54%
(Cost $588,284)                                                                                                              537,711

CASH EQUIVALENTS
SM&R Money Market Fund,
1.22% (a)                                                                                     99,969                          99,969

TOTAL CASH EQUIVALENTS -- 15.53%
(Cost $99,969)                                                                                                                99,969

TOTAL INVESTMENTS -- 99.07%
(Cost $688,253)                                                                                                              637,680

CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.93%
                                                                                                                               5,987

NET ASSETS -- 100.00%                                                                                                       $643,667
                                                                                                                         ===========

ABBREVIATIONS
* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2002. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Small-Cap Fund are affiliated by having the same investment adviser.

See notes to financial statements.

                                       23
[GRAPHIC]

SM&R ALGER SMALL-CAP FUND


                            FINANCIALS
STATEMENT OF ASSETS & LIABILITIES
August 31, 2002

ASSETS
Investment in securities, at value (Cost $688,253)                                                                          $637,680
Prepaid expenses                                                                                                               8,945
Receivable for:
Investment securities sold                                                                                                     3,227
Capital stock sold                                                                                                                97
Dividends                                                                                                                         72
Expense reimbursement                                                                                                          5,409
TOTAL ASSETS                                                                                                                 655,430

LIABILITIES
Investment securities purchased                                                                                                5,049
Accrued:
Investment advisory fee                                                                                                          475
Service fee                                                                                                                      119
Distribution fee                                                                                                                 883
Other liabilities                                                                                                              5,237
TOTAL LIABILITIES                                                                                                             11,763
NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                                                                               $643,667

NET ASSETS:
Class A                                                                                                                     $436,796
Class B                                                                                                                     $206,871
TOTAL NET ASSETS                                                                                                            $643,667

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
Authorized                                                                                                               100,000,000
Outstanding                                                                                                                  100,789
Class B:
Authorized                                                                                                               100,000,000
Outstanding                                                                                                                   47,841
Class A:
Net asset value and redemption price per share                                                                                 $4.33
Offering price per share: (Net Assets value of $4.33/95%)                                                                      $4.56
Class B:
Net asset value and offering price per share                                                                                   $4.32

STATEMENT OF OPERATIONS
Year Ended August 31, 2002

INVESTMENT INCOME
Dividends                                                                                                                       $658
Interest                                                                                                                         881
TOTAL INVESTMENT INCOME                                                                                                        1,539

EXPENSES
Investment advisory fees                                                                                                       5,562
Service fees                                                                                                                   1,390
Professional fees                                                                                                              4,317
Custody and transaction fees                                                                                                  14,383
Directors' fees                                                                                                                8,852
Qualification fees                                                                                                            18,127
Shareholder reporting expenses                                                                                                   998
Distribution fees                                                                                                              3,282
Insurance expenses                                                                                                             1,015
Other expenses                                                                                                                    36
TOTAL EXPENSES                                                                                                                57,962
LESS EXPENSES REIMBURSED                                                                                                    (18,206)
NET EXPENSES                                                                                                                  39,756
INVESTMENT LOSS -- NET                                                                                                      (38,217)

REALIZED & UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments                                                                                            (99,481)
Change in unrealized depreciation
of investments for the year                                                                                                 (20,128)
NET LOSS ON INVESTMENTS                                                                                                    (119,609)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                                                                                 ($157,826)

See notes to financial statements.

                                       24
EQUITY FUNDS

[SM&R MUTUAL FUNDS LOGO]

Securities Management and Research, Inc.

STATEMENT OF CHANGES IN NET ASSETS

DECREASE IN NET ASSETS FROM OPERATIONS

                                                                                                      YEAR ENDED AUGUST 31,
                                                                                           2002                               2001
                                                                                        --------------------------------------------
Investment loss-- net                                                                   ($38,217)                          ($40,699)
Net realized loss on investments                                                         (99,481)                          (139,054)
Change in unrealized depreciation                                                        (20,128)                           (30,445)
Net decrease in net assets
resulting from operations                                                               (157,826)                          (210,198)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income -- net
Class A                                                                                        --                                 --
Class B                                                                                        --                                 --
TOTAL DISTRIBUTIONS
TO SHAREHOLDERS                                                                                --                                 --

CAPITAL SHARE TRANSACTIONS -- NET
Class A                                                                                   239,983                            454,124
Class B                                                                                    94,722                            222,862
TOTAL NET CAPITAL
SHARE TRANSACTIONS                                                                        334,705                            676,986
TOTAL INCREASE                                                                            176,879                            466,788
NET ASSETS
Beginning of Year                                                                         466,788                                 --
End of Year                                                                              $643,667                           $466,788

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                 CLASS A SHARES                         CLASS B SHARES
                                                       --------------------------------------------------------------------------
                                                              YEAR ENDED AUGUST 31,                  YEAR ENDED AUGUST 31,
                                                           2002                2001             2002                      2001
                                                       --------------------------------------------------------------------------
Net Asset Value,
Beginning of Year                                        $5.54              $10.00            $5.65                      $10.00
Investment loss -- net                                   (0.20)              (0.55)           (0.32)                      (0.37)
Net realized and unrealized
loss on investments                                      (1.01)              (3.91)          (1. 01)                      (3.98)
                                                        -------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                         (1.21)              (4.46)           (1.33)                      (4.35)
Less distributions from
Investment income -- net                                     --                  --               --                         --
                                                        -------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                        0.00                0.00             0.00                       0.00
                                                        -------------------------------------------------------------------------
Net Asset Value, End of Year                              $4.33               $5.54            $4.32                      $5.65
                                                        =========================================================================
TOTAL RETURN (1)                                         (21.84)%            (44.60)%         (23.54)%                   (43.50)%
                                                        =========================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year                                  $436,796            $295,132         $206,871                   $171,656
Ratio of expenses with reimbursement
to average net assets (2)                                   6.60%              11.53%            8.05%                     11.97%
Ratio of expenses without reimbursement
to average net assets                                       9.68%              11.53%           11.65%                     11.97%
Ratio of net investment
loss to average net assets                                 (6.33)%            (10.61)%          (7.77)%                   (11.25)%
Portfolio turnover rate                                    176.50%             138.73%          176.50%                    138.73%

(1) Does not include the effect of sales charge.

(2) Effective June 1, 2002, the Fund entered into an agreement with SM&R to waive or reduce expenses to 1.90% for Class A and 2.55% for Class B.

See notes to financial statements.

                                       25
[GRAPHIC]

SM&R ALGER GROWTH FUND

MANAGER COMMENTARY


INVESTMENT OBJECTIVE

The SM&R Alger Growth Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 65% of its total assets in the equity securities of large companies listed on U.S. exchanges or in the over-the-counter market. The Fund considers a large company to have a market capitalization of $10 billion or greater. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy was a detriment during a period in which value strongly outperformed growth.

MARKET REVIEW

The twelve-month period ended August 31, 2002 provided poor results for equity investors. At the start of the period, the devastating events of September 11th, poor earnings numbers and negative statements from corporate CEO's dominated the economic news, causing a slide in stock prices. However, the market succeeded in rallying by year-end, as initial panic selling wore off and investors scooped up bargains. The October 2nd Fed meeting produced a 50 basis point rate cut, which brought the Fed Funds rate to its lowest level since 1962. By the end of October, the Nasdaq had already rallied 21.9% off its September 21st low. The market continued its recovery during November and December, fueled in part by another 50 basis point rate cut on November 6th and a further 25 basis point cut on December 11th. The Nasdaq closed the year 40.6% above its September 21st low, and equity markets headed towards the New Year with strong momentum.

After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve failed to cut the Fed Funds rate any further at the start of 2002. The Fed's decision to maintain interest rates at current levels reinforced the notion of a looming economic recovery. However, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally.

The remainder of the period brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco and WorldCom fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Federal Reserve continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May, June and July saw the continued collapse of most equity indices, with growth stocks leading the downturn. A slight recovery during August did little to offset the previous months' losses.

EQUITY FUNDS                                            [SM&R MUTUAL FUNDS LOGO]

PERFORMANCE.                            Securities Management and Research, Inc.

The Fund's Class A shares returned -28.21%, before sales charges, during the fiscal year ended August 31, 2002, versus a -17.99% return for the S&P 500 Index and a -21.63% return for the Lipper Large-Cap Growth Index. The portfolio benefited from an underweighting in the weak telecommunications services sector, but was hurt by poor performing information technology and financials stocks.

MARKET & ECONOMIC OUTLOOK

We believe the relentless pessimism of recent months is not an accurate reflection of reality. The markets have been caught in a spiral of bad news and worse psychology. For the first six months of the year, good economic news was regularly discounted, and now, less-than-stellar economic news is trumping corporate earnings news -- which was quite good for the second quarter. We do not think that economic growth will be as rapid as it was in the late 1990s or the mid-1960s, but the economy is on much sounder footing than the current mood suggests. Though some are arguing that the United States is facing a credit crunch, deflation, and current-account deficit woes, we feel that the chance of these threatening the economy is slim. The drop in the market in July fed on fear and backlash against corporate America. We did not anticipate the intensity of the reaction, but we did warn that unexpected revelations of corporate malfeasance had the potential to delay the market recovery. And while none of this is to minimize the erosion of 401(k) plans, the aftershocks of the recent recession, and the effects of September 11, it is our opinion that the economy remains fundamentally strong.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

As always, we take the responsibility of managing your investments very seriously, and you have our assurance to do all in our power to earn your continued trust.

Best Regards,

/s/ DAN CHUNG

/s/ DAVE HYUN

Dan Chung, CFA, Portfolio Manager
Dave Hyun, CFA, Portfolio Co-Manager
SM&R Alger Growth Fund

[CHART]
ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER GROWTH FUND, CLASS A, AT OFFERING PRICE, LIPPER LARGE-CAP GROWTH INDEX AND THE S&P 500

SM&R ALGER GROWTH FUND

AVERAGE ANNUAL RETURN
Includes maximum sales charge through 8/31/02. Inception date of these classes is 09/01/00

SHARE             ONE            SINCE
CLASS             YEAR           INCEPTION
-------------------------------------------
A                 (31.85)%       (34.05)%
B                 (32.08)%       (34.56)%

S&P 500
----------
$6,201

Lipper Large-Cap
Growth Index
-------------------
$4,372

SM&R Alger Growth Fund
-----------------------
$4,350

SM&R Alger Growth Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]                                                 SM&R ALGER GROWTH FUND

HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2002

COMMON STOCK                                                    SHARES               VALUE
AEROSPACE & DEFENSE -- 3.65%
General Dynamics Corporation                                       265          $   20,840
Lockheed Martin Corporation                                        450              28,494
                                                                                    49,334
BANKS -- 4.57%
Bank of America Corporation                                        150              10,512
Fifth Third Bancorp                                                150              10,077
Mellon Financial Corporation                                       875              24,194
Wells Fargo Company                                                325              16,962
                                                                                    61,745
BEVERAGES -- 0.94%
Anheuser-Busch Companies, Incorporated                             240              12,758

BIO TECHNOLOGY -- 1.89%
Amgen Incorporated*                                                420              18,913
Biogen, Incorporated*                                              200               6,700
                                                                                    25,613
BUILDING & CONSTRUCTION -- 1.89%
Masco Corporation                                                1,060              25,610

COMMERCIAL SERVICES & SUPPLIES -- 3.75%
Concord EFS, Incorporation*                                      1,210              24,696
First Data Corporation                                             750              26,063
                                                                                    50,759
COMMUNICATION EQUIPMENT -- 0.51%
Cisco Systems, Incorporated*                                       500               6,910

COMPUTERS & PERIPHERALS -- 3.84%
Dell Computer Corporation*                                       1,105              29,415
Sun Microsystems, Incorporated*                                  6,105              22,527
                                                                                    51,942
COMPUTER RELATED & BUSINESS SERVICES -- 1.41%
EMC Corporation*                                                 1,000               6,760
International Business Machines Corporation                        100               7,538
Lexmark International, Incorporated*                               100               4,720
                                                                                    19,018
CONSUMER PRODUCTS -- 1.01%
Colgate-Palmolive Company                                          250              13,638

DIVERSIFIED FINANCIALS -- 2.06%
Citigroup, Incorporated                                            400              13,100
J.P. Morgan Chase & Company                                        560              14,784
                                                                                    27,884
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.56%
Verizon Communications                                             245               7,595

EDUCATION -- 0.51%
SLM Corporation                                                     75               6,874

ENERGY & ENERGY SERVICES -- 0.54%
Devon Energy Corporation                                           155               7,285

ENERGY EQUIPMENT & SERVICES -- 0.49%
Nabors Industries LTD *                                            200               6,604

FINANCE -- 0.48%
Capital One Financial Corporation                                  183               6,528

FOOD & DRUG RETAILING -- 1.03%
Walgreen Company                                                   400              13,900

FREIGHT -- 1.40%
FedEx Corporation                                                  400              18,940

HEALTH CARE EQUIPMENT & SUPPLIES -- 0.79%
Wyeth                                                              250              10,700

HEALTH CARE FACILITIES -- 2.86%
Baxter International Incorporated                                  670              24,314
Medtronic, Incorporated                                            350              14,413
                                                                                    38,727
HEALTH CARE PROVIDER & SERVICES -- 4.93%
Anthem, Incorporated*                                              250              15,778
HCA Incorporated                                                   675              31,421
Tenet Healthcare Corporation*                                      412              19,434
                                                                                    66,633
HEALTH MAINTENANCE ORGANIZATION -- 1.54%
UnitedHealth Group Incorporated                                    235              20,762

HOTELS, RESTAURANTS & LEISURE -- 1.77%
Carnival Corporation                                               975              23,858

HOUSEHOLD PRODUCTS -- 2.59%
Procter & Gamble Company (The)                                     395              35,017

EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

COMMON STOCK                                                    SHARES               VALUE
INDUSTRIAL CONGLOMERATES -- 0.46%
3M Company                                                          50          $    6,247

INSURANCE -- 2.79%
Chubb Corporation (The)                                            388              24,013
Travelers Property Casualty Corporation
(Class A)*                                                          17                 272
Travelers Property Casualty Corporation
(Class B)*                                                          36                 578
XL Capital LTD (Class A)                                           175              12,882
                                                                                    37,745
INTERNET & CATALOG RETAIL -- 2.38%
eBay Incorporated*                                                 570              32,216

MEDIA -- 3.01%
Viacom Incorporated (Class B)*                                   1,000              40,700

MULTILINE RETAIL -- 6.69%
Sears, Roebuck & Company                                           450              20,479
Target Corporation                                                 780              26,676
Wal-Mart Stores, Incorporated                                      810              43,319
                                                                                    90,474
OIL & GAS -- 1.98%
ChevronTexaco Corporation                                          165              12,644
Exxon Mobil Corporation                                            400              14,180
                                                                                    26,824
PERSONAL PRODUCTS -- 1.44%
Avon Products, Incorporated                                        400              19,496

PHARMACEUTICALS -- 13.85%
Abbott Laboratories                                                200               8,006
Forest Laboratories, Incorporated*                                 100               7,300
IDEC Pharmaceuticals Corporation*                                  385              15,469
Johnson & Johnson                                                  800              43,448
Lilly (Eli) and Company                                            150               8,708
Merck & Company, Incorporated                                      300              15,156
Pfizer, Incorporated                                             1,705              56,401
Pharmacia Corporation                                              750              32,775
                                                                                   187,263
SEMICONDUCTORS -- 6.78%
Applied Materials, Incorporated*                                 1,325              17,702
Intel Corporation                                                1,890              31,506
Maxim Integrated Products, Incorporated*                           200               6,322
Taiwan Semiconductor Manufacturing
Company LTD*                                                     2,975              24,306
Texas Instruments Incorporated                                     600              11,820
                                                                                    91,656
SOFTWARE -- 6.60%
Microsoft Corporation*                                           1,180              57,914
Siebel Systems, Incorporated*                                    2,400              20,328
VERITAS Software Corporation*                                      680              11,009
                                                                                    89,251
SPECIALTY RETAIL -- 5.55%
Home Depot, Incorporated (The)                                     860              28,320
Lowe's Companies, Incorporated                                     700              28,966
TJX Companies, Incorporated (The)                                  900              17,802
                                                                                    75,088
TOTAL COMMON STOCK -- 96.54%

(Cost $1,516,371)                                                                1,305,594

CASH EQUIVALENTS
SM&R Money Market Fund,
1.22% (a)                                                       38,923              38,923

TOTAL CASH EQUIVALENTS -- 2.88%
(Cost $ 38,923)                                                                     38,923

TOTAL INVESTMENTS -- 99.42%
(Cost $1,555,294)                                                                1,344,517

CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.58%
                                                                                     7,855
NET ASSETS-- 100.00%                                                            $1,352,372
                                                                                ==========

ABBREVIATIONS
* Non-income producing securities


Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2002. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Growth Fund are affiliated by having the same investment adviser.

                       See notes to financial statements.

                                       29
[GRAPHIC]

SM&R ALGER GROWTH FUND

FINANCIALS


STATEMENT OF ASSETS & LIABILITIES
August 31, 2002

ASSETS
Investment in securities, at value (Cost $1,555,294)                  $   1,344,517
Prepaid expenses                                                              9,741
Receivable for:
Capital stock sold                                                              197
Dividends                                                                     1,219
Expense reimbursement                                                         5,528
TOTAL ASSETS                                                              1,361,202

LIABILITIES
Accrued:
Investment advisory fee                                                         951
Service fee                                                                     280
Distribution fee                                                              2,411
Other liabilities                                                             5,188
TOTAL LIABILITIES                                                             8,830
NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                         $   1,352,372

NET ASSETS:
Class A                                                               $     698,670
Class B                                                               $     653,702
TOTAL NET ASSETS                                                      $   1,352,372

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
Authorized                                                              100,000,000
Outstanding                                                                 152,565

Class B:
Authorized                                                              100,000,000
Outstanding                                                                 145,089

Class A:
Net asset value and redemption price per share                        $        4.58
Offering price per share: (Net Assets value of $4.58/95%)             $        4.82

Class B:
Net asset value and offering price per share                          $        4.51

STATEMENT OF OPERATIONS
Year Ended August 31, 2002

INVESTMENT INCOME
Dividends                                                             $      10,880
Interest                                                                      1,755
TOTAL INVESTMENT INCOME                                                      12,635

EXPENSES
Investment advisory fees                                                     11,922
Service fees                                                                  3,506
Professional fees                                                             3,942
Custody and transaction fees                                                 11,627
Directors' fees                                                               8,822
Qualification fees                                                           17,738
Shareholder reporting expenses                                                1,663
Distribution fees                                                             9,364
Insurance expenses                                                            1,117
Other expenses                                                                   36
TOTAL EXPENSES                                                               69,737
LESS EXPENSES REIMBURSED                                                    (15,973)
NET EXPENSES                                                                 53,764
INVESTMENT LOSS -- NET                                                      (41,129)

REALIZED & UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments                                           (370,274)
Change in unrealized depreciation
of investments for the year                                                 (85,833)

NET LOSS ON INVESTMENTS                                                    (456,107)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                                 ($497,236)

                       See notes to financial statements.

                                       30
EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

STATEMENT OF CHANGES IN NET ASSETS

DECREASE IN NET ASSETS FROM OPERATIONS
                                                              YEAR ENDED AUGUST 31,
                                                           2002                  2001
                                                           --------------------------
Investment loss -- net                                 ($   41,129)          ($   29,525)
Net realized loss on investments                          (370,274)              (92,053)
Change in unrealized depreciation                          (85,833)             (124,944)
Net decrease in net assets
resulting from operations                                 (497,236)             (246,522)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income -- net
Class A                                                         --                    --
Class B                                                         --                    --
TOTAL DISTRIBUTIONS
TO SHAREHOLDERS                                                 --                    --

CAPITAL SHARE TRANSACTIONS-- NET
Class A                                                    338,635               792,850
Class B                                                    445,353               519,292
TOTAL NET CAPITAL
SHARE TRANSACTIONS                                         783,988             1,312,142
TOTAL INCREASE                                             286,752             1,065,620

NET ASSETS
Beginning of Year                                        1,065,620                    --
End of Year                                            $ 1,352,372             1,065,620

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                          CLASS A SHARES                     CLASS B SHARES
                                                       ---------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,              YEAR ENDED AUGUST 31,
                                                       2002              2001             2002              2001
                                                       ---------------------------------------------------------
Net Asset Value,
Beginning of Year                                 $      6.38       $     10.00       $      6.31       $     10.00
Investment loss-- net                                   (0.05)            (0.21)            (0.09)            (0.13)
Net realized and unrealized
loss on investments                                     (1.75)            (3.41)            (1.71)            (3.56)
                                                  -----------------------------        ----------------------------
TOTAL FROM INVESTMENT OPERATIONS                        (1.80)            (3.62)            (1.80)            (3.69)
Less distributions from
Investment income-- net                                    --                --                --                --
                                                  -----------------------------        ----------------------------
TOTAL DISTRIBUTIONS                                      0.00              0.00              0.00              0.00
                                                  -----------------------------        ----------------------------
Net Asset Value, End of Year                      $      4.58       $      6.38       $      4.51       $      6.31
                                                  =============================        ============================
TOTAL RETURN (1)                                       (28.21)%          (36.20)%          (28.53)%          (36.90)%
                                                  =============================        ============================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year                           $   698,670       $   608,836       $   653,702       $   456,784
Ratio of expenses with reimbursement
to average net assets (2)                               3.54%             5.52%             4.13%             5.84%
Ratio of expenses without reimbursement
to average net assets                                   4.65%             5.52%             5.30%             5.84%
Ratio of net investment
loss to average net assets                            (2.64)%           (4.49)%           (3.24)%           (4.91)%
Portfolio turnover rate                               180.20%            65.24%           180.20%            65.24%

(1)  Does not include the effect of sales charge.

(2) Effective June 1, 2002, the Fund entered into an agreement with SM&R to waive or reduce expenses to 1.70% for Class A and 2.35% for Class B.

                       See notes to financial statements.

[GRAPHIC]

SM&R GROWTH FUND

MANAGER COMMENTARY

A MESSAGE TO OUR SHAREHOLDERS.

As we approached the first anniversary of the September 11, 2001 World Trade Center attacks, the stock market remained in a condition best described as lacking conviction. Rally attempts have been met ultimately with selling pressure, and breakdowns have eventually ushered in support. On balance though, the news has not been good for most equity market participants. All of the major equity indexes are down for the year 2002. The S&P 500 is down 19.4%, the Dow Jones Industrial Average is down 13.6%, and the Nasdaq is down 32.6%. Unfortunately, the SM&R Growth Fund, Class T, has not escaped the markets' teeth this year, and is down 23.1%, at net asset value.

FUND SPECIFICS

The best performing sectors for the Growth Fund over the past 12 months have been Industrials, Materials, Consumer Staples and Financials. Most other important sectors for the Fund have been flat to down. Notably, Utilities have suffered from residual Enronitis; the Telecommunications area, while a dreadful story overall, has been relatively flat for the Fund due to well-timed sales of Worldcom and Qwest last year; and the Technology sector, although continuing to disappoint, is an area that we are beginning to nibble at once again. While we don't currently see rapid price appreciation potential, we believe selected names are beginning to look attractive from a valuation perspective. Industrials have performed particularly well this year primarily because of well-timed sales of Tyco and General Electric very early in January of 2002. We believe that overall market performance will remain tepid until an economic recovery truly asserts itself.

MARKETS AND THE ECONOMY.

Since we last wrote you, it is clear that the economy did sink into recession, but that it may be one of the shallowest recessions in history. We are looking for a recovery but believe it will be of the long, slow variety. A deciding difference in this downturn is that it is not so much a recession but rather the hangover from an unprecedented level of ill-advised corporate overspending. It's difficult to forecast an exact recovery given that the downturn is rooted in this overspending, because we do not really have a historical precedent with which to compare it. However, consumer spending seems to be at least stable and we believe it will continue, although we will be watching the consumer closely. SM&R believes that inflation will remain benign but should be watched closely as well. In addition, the housing market has remained strong and there is not yet strong statistical data which states that it won't continue. In essence, we believe corporate spending must increase for us to clearly escape the specter of recession. However, as in 2001, we do see strong potential for a substantial rally to finish out the year, or at least several relief rallies to provide a respite from the ongoing frustration of a declining market.

EQUITY FUNDS

[SM&R MUTUAL FUNDS LOGO]

FUND MANAGER COMMENTARY.

Securities Management and Research, Inc.

Given the possibility of military conflict in Iraq, it is important to note that in every past instance of war, the near-term market reaction has been substantial retreat. While at this point there appears to be little international support for an all-out attack on Iraq, the possibility certainly exists; as does the possibility of another terrorism event. What kind of reaction could a new terrorist linked event have on the market? It would likely cause it to drop dramatically, at least initially. Also of concern at this time is the historically bad track record for stocks during the month of September. The reality seems to be that the market will have to deal with some pretty intense cross-currents, and some irrational de-valuations in stock prices could occur. We will look to take advantage of those de-valuations.


Optimistically, extraordinary occurrences (i.e., pointed market downturns) have virtually always reversed themselves in the form of sharp rebounds. The five most recent instances of this have played out in 1987, 1990, 1998, 2001 and most recently July 2002. In each situation, the market rebounded handsomely and rewarded the patient, unemotional investor. We are looking for the same results this time around. Therefore, to prepare for a similar type of opportunity over the coming autumn, the SM&R Growth Fund will carry slightly more cash than normal to take advantage of any of these market gyrating opportunities.

As always, we take the responsibility of managing your investments very seriously, and you have our assurance to do all in our power to earn your continued trust.

Best Regards,

/s/ Andre Hodlewsky

Andre Hodlewsky, Portfolio Manager*
SM&R Growth Fund

* As of the print date of this publication, Mr Andrew R. Duncan , CFA, is now serving as the portfolio manager of this Fund
[CHART]
ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R GROWTH FUND, CLASS T, AT OFFERING PRICE, LIPPER LARGE-CAP CORE INDEX AND THE S&P 500

SM&R GROWTH FUND

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 5.75% through 8/31/02 for Class T Shares

10 YEAR                                            4.70%
5 YEAR                                            (5.56)%
1 YEAR                                           (28.61)%


S&P 500
$26,865

Lipper Large-Cap Core Index
$24,207

SM&R Growth Fund
$15,832

SM&R Growth Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

[CHART]
AVERAGE ANNUAL RETURN

Includes maximum sales through 8/31/02. Inception date of these classes is 01/01/99

Share                   One                                    Since
Class                   Year                                 Inception
A                     (28.38)%                                (12.70)%
B                     (28.51)%                                (13.05)%

[GRAPHIC]

SM&R GROWTH FUND

                                 HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2002

COMMON STOCK                                                                               Shares                           Value
AEROSPACE/DEFENSE -- 2.31%
Boeing Company                                                                             28,000                        $1,037,960
Honeywell International Incorporated                                                       47,700                         1,428,615
                                                                                                                          2,466,575
AUTO COMPONENTS -- 0.57%
Superior Industries International,
Incorporated                                                                               12,700                           610,616

AUTOMOBILES -- 1.83%
Ford Motor Company                                                                         43,354                           510,277
General Motors Corporation                                                                 14,700                           703,542
Harley-Davidson, Incorporated                                                              15,000                           738,450
                                                                                                                          1,952,269
BANKS -- 7.42%
Bank of America Corporation                                                                40,000                         2,803,200
PNC Financial Services Group                                                               30,000                         1,382,700
U.S. Bancorp                                                                               76,785                         1,650,110
Wells Fargo Company                                                                        40,000                         2,087,600
                                                                                                                          7,923,610
BEVERAGES -- 3.32%
Anheuser-Busch Companies,
Incorporated                                                                               19,000                         1,010,040
Coca-Cola Company                                                                          34,300                         1,749,300
PepsiCo, Incorporated                                                                      20,000                           791,000
                                                                                                                          3,550,340
BIO/SPECIALTY PHARMACEUTICALS -- 1.77%
Amgen Incorporated *                                                                       17,900                           806,037
Enzon, Incorporated *                                                                      28,400                           624,800
Genentech, Incorporated *                                                                  14,000                           459,060
                                                                                                                          1,889,897

CHEMICALS -- 0.06%
Monsanto Company                                                                             3,514                           $64,552

COMMERCIAL SERVICES & SUPPLIES -- 1.20%
Automatic Data Processing, Incorporated                                                     12,700                           479,679
H & R Block, Incorporated                                                                   16,400                           801,960
                                                                                                                           1,281,639
COMMUNICATION EQUIPMENT -- 3.71%
Brocade Communications Systems,
Incorporated *                                                                              31,900                           461,593
Cisco Systems, Incorporated *                                                              126,600                         1,749,612
Emulex Corporation *                                                                        44,000                           742,720
Motorola, Incorporated                                                                      41,600                           499,200
QUALCOMM Incorporated *                                                                     18,200                           504,322
                                                                                                                           3,957,447
COMPUTERS & PERIPHERALS -- 2.24%
EMC Corporation *                                                                          123,000                           831,480
International Business Machines
Corporation                                                                                 10,100                           761,338
Sun Microsystems, Incorporated *                                                           218,000                           804,420
                                                                                                                          2,397, 238
CONTAINERS & PACKAGING -- 1.70%
Packtiv Corporation*                                                                       100,100                         1,817,816

DIVERSIFIED FINANCIALS -- 5.93%
Citigroup, Incorporated                                                                     74,100                         2,426,775
Countrywide Credit Industries,
Incorporated                                                                                22,000                         1,154,780
J.P. Morgan Chase & Company                                                                 55,500                         1,465,200
Morgan Stanley                                                                              30,000                         1,281,600
                                                                                                                           6,328,355

EQUITY FUNDS

[SM&R MUTUAL FUNDS LOGO]

Securities Management and Research, Inc.

COMMON STOCK                                                                               Shares                           Value
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.90%
Alltel Corporation                                                                           23,500                         $988,410
Telefonos de Mexico SA de CV                                                                17, 800                         527, 414
Verizon Communications                                                                       16,400                          508,400
                                                                                                                           2,024,224
ELECTRIC UTILITIES -- 1.31%
Allegheny Energy, Incorporated                                                               26,500                         547, 225
Exelon Corporation                                                                           18,100                          847,442
                                                                                                                           1,394,667
ELECTRICAL EQUIPMENT -- 0.57%
American Power Conversion
Corporation *                                                                                48,500                          606,735

ENERGY EQUIPMENT & SERVICES -- 2.15%
GlobalSantaFe Corporation                                                                    21,280                          468,160
Oceaneering International,
Incorporated *                                                                               23,900                          591,047
Schlumberger Limited                                                                         13,100                          565,134
Tidewater, Incorporated                                                                      17,000                          484,500
Transocean Sedco Forex Incorporated                                                           7,500                          183,750
                                                                                                                           2,292,591
FOOD PRODUCTS -- 4.46%
ConAgra Foods, Incorporated                                                                  87,600                        2,303,004
McCormick & Company, Incorporated                                                            58,000                        1,342,700
Sensient Technologies Corporation                                                            50,000                        1,118,500
                                                                                                                           4,764,204
FOOD & DRUG RETAILING -- 1.30%
J. M. Smucker Company (The)                                                                     400                           14,540
SUPERVALU Incorporated                                                                       27,800                          577,406
SYSCO Corporation                                                                            28,100                          796,916
                                                                                                                           1,388,862

HEALTHCARE EQUIPMENT & SUPPLIES -- 1.58%
Medtronic, Incorporated                                                                     21,400                          $881,252
Patterson Dental Company*                                                                   14,100                           672,570
Zimmer Holdings, Incorporated*                                                               3,740                           138,006
                                                                                                                           1,691,828
HEALTHCARE PROVIDERS & SERVICES -- 1.77%
McKesson Corporation                                                                        25,300                           848,562
Tenet Healthcare Corporation*                                                               22,200                         1,047,174
                                                                                                                           1,895,736
HOTELS, RESTAURANTS & LEISURE -- 0.20%
Fairmont Hotels & Resorts Incorporated                                                       8,950                           216,142

HOUSEHOLD PRODUCTS --2.49%
Kimberly-Clark Corporation                                                                  14,800                           885,632
Procter & Gamble Company (The)                                                              20,000                         1,773,000
                                                                                                                           2,658,632
INDUSTRIAL CONGLOMERATES -- 5.70%
3M Company                                                                                  11,900                         1,486,905
Danaher Corporation                                                                         12,200                           733,830
General Electric Company                                                                    77,200                         2,327,580
Griffon Corporation *                                                                       33,000                           386,100
RPM, Incorporated                                                                           38,700                           591,336
Rockwell Automation, Incorporated                                                           30,200                           556,284
                                                                                                                           6,082,035
INSURANCE -- 3.41%
American International Group,
Incorporated                                                                                23,160                         1,454,448
Brown & Brown, Incorporated                                                                 24,400                           713,700
CIGNA Corporation                                                                           15,500                         1,319,360
Travelers Property Casualty
Corporation (Class A) *                                                                      3,201                            50,327
Travelers Property Casualty
Corporation (Class B) *                                                                      6,578                           107,148
                                                                                                                           3,644,983

[GRAPHIC]

SM&R GROWTH FUND

                                 HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2002

COMMON STOCK                                                                               Shares                           Value
INTERNET SOFTWARE & SERVICES -- 0.00%
Exodus Communications, Incorporated *                                                      49,000                               $490

MACHINERY -- 2.49%
Caterpillar Incorporated                                                                   30,200                          1,317,928
Ingersoll-Rand Company (Class A)                                                           18,200                            683,410
Kennametal Incorporated                                                                    18,900                            656,775
                                                                                                                           2,658,113
MEDIA -- 0.98%
Walt Disney Company (The)                                                                  67,000                          1,050,560

METALS & MINING -- 0.08%
Fording Incorporated                                                                        5,942                             89,249

MULTI-LINE RETAIL -- 4.25%
Kohl's Corporation*                                                                        19,100                          1,331,652
Wal-Mart Stores, Incorporated                                                              60,000                          3,208,800
                                                                                                                           4,540,452
OIL & GAS -- 5.07%
Anadarko Petroleum Corporation                                                             10,600                            473,184
BP Amoco PLC ADR                                                                           27,400                          1,282,320
ChevronTexaco Corporation                                                                  14,300                          1,095,809
Royal Dutch Petroleum Company ADR                                                          32,500                          1,469,000
Unocal Corporation                                                                         33,000                          1,091,310
                                                                                                                           5,411,623
PHARMACEUTICALS -- 4.99%
Johnson & Johnson                                                                          38,500                          2,090,935
Merck & Company, Incorporated                                                              26,700                          1,348,884
Pfizer, Incorporated                                                                       29,900                            989,092
Pharmacia Corporation                                                                      20,600                            900,220
                                                                                                                           5,329,131

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.08%
Applied Materials, Incorporated*                                                           36,300                           $484,968
Broadcom Corporation (Class A)*                                                             7,400                            122,026
Intel Corporation                                                                          52,000                            866,840
QLogic Corporation*                                                                        28,900                            969,595
Texas Instruments Incorporated                                                             25,000                            492,500
Xilinx, Incorporated*                                                                      18,300                            353,556
                                                                                                                           3,289,485
SOFTWARE -- 4.29%
Microsoft Corporation*                                                                     59,000                          2,895,720
Oracle Corporation*                                                                        93,900                            900,501
PeopleSoft, Incorporated*                                                                  17,700                            284,616
VERITAS Software Corporation*                                                              30,650                            496,223
                                                                                                                           4,577,060
SPECIALTY RETAIL -- 1.43%
Bed Bath & Beyond Incorporated*                                                            27,700                            888,062
Chico's FAS, Incorporated*                                                                 36,400                            638,456
                                                                                                                           1,526,518
TRADING COMPANIES & DISTRIBUTORS -- 0.62%
W.W. Grainger, Incorporated                                                                14,700                            662,235

WIRELESS TELECOMMUNICATION SERVICES -- 0.27%
A T & T Wireless Services Incorporated*                                                    43,977                           217, 246
Nextel Communications,
Incorporated (Class A)*                                                                     9,000                             68,490
                                                                                                                             285,736
TOTAL COMMON STOCK -- 86.45%
(Cost $87,960,376)                                                                                                        92,321,645

EQUITY FUNDS

[SM&R MUTUAL FUNDS LOGO]

Securities Management and Research, Inc.


CASH EQUIVALENTS                                                                           Shares                        Value
SM&R Money Market Fund,
1.22% (a)                                                                                 134,288                       $134,288

TOTAL CASH EQUIVALENTS -- 0.13%
(Cost $134,288 )                                                                                                         134,288

COMMERCIAL PAPER                                                                      Face Amount
COMMUNICATION EQUIPMENT -- 3.61%
Cox Enterprises Incorporated,
2.10%, 09/10/02                                                                        $3,860,000                      3,857,780

COMPUTERS & PERIPHIALS -- 1.19%
Motorola Incorporated
1.95%, 09/05/02                                                                         1,266,000                      1,265,657

DIVERSIFIED FINANCIALS -- 4.16%
Textron Financial Corporation
1.85%, 09/06/02                                                                         4,443,000                      4,441,630

FOOD PRODUCTS -- 3.31%
General Mills Incorporated
1.91%, 09/03/02                                                                         3,535,000                      3,534,437

GAS UTILITIES -- 1.97%
Laclede Gas Company
1.90%, 09/04/02                                                                         2,109,000                      2,108,555

TOTAL COMMERCIAL PAPER -- 14.24%
(Cost $15,208,059)                                                                                                    15,208,059

TOTAL INVESTMENTS -- 100.82%
(Cost $103,302,723)                                                                                                  107,663,992

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.82)%
                                                                                                                        (877,831)

NET ASSETS -- 100.00%                                                                                               $106,786,161
                                                                                                                   =============

ABBREVIATIONS
ADR - American Depository Receipt

*Non-income producing securities

Note to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2002. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

[GRAPHIC]

SM&R GROWTH FUND

                            FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2002

ASSETS
Investments in securities, at value(Cost $103,302,723)                                                                  $107,663,992
Prepaid expenses                                                                                                              28,497
Receivable for:
Capital stock sold                                                                                                            42,849
Dividends                                                                                                                    154,208
Expense Reimbursement                                                                                                          2,563
Other assets                                                                                                                  93,341
TOTAL ASSETS                                                                                                             107,985,450

LIABILITIES
Investment securities purchased                                                                                            1,031,331
Capital stock reacquired                                                                                                      56,397
Accrued:
Investment advisory fee                                                                                                       65,302
Service fee                                                                                                                   21,719
Distribution fee                                                                                                               8,181
Other liabilities                                                                                                             16,359
TOTAL LIABILITIES                                                                                                          1,199,289
NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                                                                           $106,786,161

NET ASSETS:
Class A                                                                                                                   $5,286,968
Class B                                                                                                                   $2,586,731
Class T                                                                                                                  $98,912,462
TOTAL NET ASSETS:                                                                                                       $106,786,161

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
Authorized                                                                                                               50,000,000
Outstanding                                                                                                               1,677,331
Class B:
Authorized                                                                                                               25,000,000
Outstanding                                                                                                                 832,094
Class T:
Authorized                                                                                                               95,000,000
Outstanding                                                                                                              30,783,969
Class A:
Net asset value and redemption price per share                                                                                $3.15
Offering price per share:
(Net Assets value of $3.15/95.00%)                                                                                            $3.32
Class B:
Net asset value and offering price per share                                                                                  $3.11
Class T:
Net asset value and redemption price per share                                                                                $3.21
Offering price per share:
(Net Assets value of $3.21/94.25%)                                                                                            $3.41

See notes to financial statements.

EQUITY FUNDS

[SM&R MUTUAL FUNDS LOGO]

Securities Management and Research, Inc.

STATEMENT OF OPERATIONS
Year Ended August 31, 2002

INVESTMENT INCOME
Dividends                                                                                                                 $1,559,272
Interest                                                                                                                     347,409
TOTAL INVESTMENT INCOME                                                                                                    1,906,681

EXPENSES
Investment advisory fees                                                                                                     955,085
Service fees                                                                                                                 315,598
Professional fees                                                                                                             14,017
Custody and transaction fees                                                                                                  52,112
Directors' fees                                                                                                                8,822
Qualification fees                                                                                                            33,771
Shareholder reporting expenses                                                                                                70,683
Insurance expenses                                                                                                            30,313
Distribution fees                                                                                                             35,866
Other expenses                                                                                                                    30
TOTAL EXPENSES                                                                                                             1,516,297
LESS EXPENSES REIMBURSED                                                                                                    (10,757)
NET EXPENSES                                                                                                               1,505,540
INVESTMENT INCOME--NET                                                                                                       401,141

REALIZED & UNREALIZED
LOSS ON INVESTMENTS
Net realized loss on investments                                                                                        (30,520,684)
Change in unrealized depreciation
of investments for the year                                                                                              (4,874,004)
NET LOSS ON INVESTMENTS                                                                                                 (35,394,688)
NET DECREASE IN
NET ASSETS RESULTING
FROM OPERATIONS                                                                                                        ($34,993,547)

STATEMENT OF CHANGES IN NET ASSETS

DECREASE IN NET ASSETS FROM OPERATIONS


                                                              YEAR ENDED             8 MONTHS ENDED                     YEAR ENDED
                                                              AUGUST 31,               AUGUST 31,                      DECEMBER 31,
                                                                  2002                     2001                             2000
                                                            -----------------------------------------------------------------------
Investment income -- net                                         $401,141                 $328,784                          $986,765
Net realized gain
(loss) on investments                                        (30,520,684)                8,736,583                        14,558,315
Change in unrealized
depreciation                                                  (4,874,004)             (57,413,804)                      (34,455,299)
Net decrease in net assets
resulting from operations                                    (34,993,547)             (48,348,437)                      (18,910,219)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income -- net
Class A                                                           (2,226)                       --                          (10,454)
Class B                                                                --                       --                                --
Class T                                                         (379,966)                (235,830)                       (1,042,514)
Capital gains
Class A                                                                --                       --                         (631,348)
Class B                                                                --                       --                         (311,450)
Class T                                                                --                       --                      (18,212,472)
TOTAL DISTRIBUTIONS
TO SHAREHOLDERS                                                 (382,192)                (235,830)                      (20,208,238)

CAPITAL SHARE TRANSACTIONS -- NET
Class A                                                           846,409                1,040,270                         4,185,521
Class B                                                           570,791                  303,405                         2,428,766
Class T                                                       (8,582,554)              (7,820,091)                        1,231, 804
TOTAL NET CAPITAL
SHARE TRANSACTIONS                                            (7,165,354)              (6,476,416)                         7,846,091
TOTAL DECREASE                                               (42,541,093)             (55,060,683)                      (31,272,366)

NET ASSETS
Beginning of period                                           149,327,254              204,387,937                       235,660,303
End of period                                                $106,786,161             $149,327,254                      $204,387,937
Undistributed Net Investment Income                              $112,025                  $93,076                                 -

See notes to financial statements.

[GRAPHIC]

SM&R GROWTH FUND

                            FINANCIALS

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                                       CLASS T SHARES
                                                        ----------------------------------------------------------------------------
                                                        YEAR ENDED  8 MONTHS ENDED
                                                         AUGUST 31,   AUGUST 31,                 YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------------
                                                           2002        2001            2000       1999        1998          1997
                                                        ----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $4.25        $5.60           $6.77      $5.69       $5.24        $4.95
Investment income -- net                                   0.01         0.01            0.03       0.03        0.04         0.06
Net realized and unrealized gain
(loss) on investments                                    (1.04)       (1.35)           (0.65)      1.35        0.85         1.03
                                                       ---------    -----------     ---------   --------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                         (1.03)       (1.34)           (0.62)      1.38        0.89         1.09
Less distributions from
Investment income -- net                                 (0.01)       (0.01)           (0.03)     (0.03)      (0.04)       (0.06)
Capital gains                                                --           --           (0.52)     (0.27)      (0.40)       (0.74)
                                                       ---------    -----------     ---------   --------    ---------    ---------
TOTAL DISTRIBUTIONS                                      (0.01)       (0.01)           (0.55)     (0.30)      (0.44)       (0.80)
                                                       ---------    -----------     ---------   --------    ---------    ---------
Net Asset Value, End of Period                            $3.21        $4.25           $5.60      $6.77       $5.69        $5.24
                                                       =========    ===========     =========   ========    =========    =========
TOTAL RETURN (1)                                       (24.24)%      (23.99)%**        (8.25)%    24.49%      18.35%       22.24%
                                                       =========    ===========     =========   ========    =========    =========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)               $98,912     $140,530         $194,150   $230,203    $203,109     $178,344
Ratio of expenses to average net assets                   1.10%       1.08%*            0.81%      0.87%       0.85%        0.96%
Ratio of net investment income
to average net assets                                     0.34%       0.31%*            0.47%      0.44%       0.69%        1.03%
Portfolio turnover rate                                  41.74%       18.28%           19.68%     16.13%      27.31%       46.79%

EQUITY FUNDS

[SM&R MUTUAL FUNDS LOGO]

Securities Management and Research, Inc.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                        CLASS A SHARES                                 CLASS B SHARES
                                          ------------------------------------------------------------------------------------------
                                            YEAR   8 MONTHS      YEAR   PERIOD FROM        YEAR  8 MONTHS        YEAR   PERIOD FROM
                                           ENDED      ENDED     ENDED     JAN. 1 TO       ENDED     ENDED       ENDED     JAN. 1 TO
                                          AUG. 31, AUG. 31,  DEC. 31,      DEC. 31,    AUG. 31,  AUG. 31,    DEC. 31,      DEC. 31,
                                            2002       2001      2000          1999        2002      2001        2000          1999
                                          ------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $4.18       $5.55     $6.73         $5.69       $4.13     $5.47       $6.66      $5.69
Investment income (loss) -- net            (0.01)         --      0.01          0.01      (0.02)    (0.02)      (0.02)         --
Net realized and unrealized
gain (loss) on investments                 (1.02)     (1.37)    (0.66)          1.30      (1.00)    (1.32)      (0.65)       1.24
                                          ------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           (1.03)     (1.37)    (0.65)          1.31      (1.02)    (1.34)      (0.67)       1.24
Less distributions from
Investment income -- net                       --         --    (0.01)            --          --        --          --         --
Capital gains                                  --         --    (0.52)        (0.27)          --        --      (0.52)     (0.27)
                                          ------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.00       0.00    (0.53)        (0.27)        0.00      0.00      (0.52)     (0.27)
                                          ------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $3.15      $4.18     $5.55         $6.73       $3.11     $4.13       $5.47      $6.66
                                          ==========================================================================================
TOTAL RETURN (1)                           (24.61)%   (24.68)%** (8.76)%      23.45%       (24.70)% (24.50)%** (9.17)%     22.04%
                                          ==========================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
 DATA
Net Assets, end of period (000's
 omitted)                                  $5,287     $5,971    $6,856        $3,776      $2,587    $2,826      $3,382     $1,547
Ratio of expenses with reimbursement
to average net assets (2)                   1.47%     1.50%*     1.30%         1.51%       1.97%    2.00%*       1.89%      2.01%
Ratio of expenses without
 reimbursement
to average net assets                       1.55%     1.50%*     1.30%         1.51%       2.19%    2.00%*       1.89%      2.01%
Ratio of net investment income
to average net assets                     (0.03)%   (0.13)%*   (0.02)%       (0.19)%      (0.53)% (0.78)%*     (0.66)%    (0.69)%
Portfolio turnover rate                    41.74%     18.28%    19.68%        16.13%      41.74%    18.28%      19.68%     16.13%

* Ratios annualized
** Returns are not annualized
(1) Does not include the effect of sales charge
(2) Effective June 1, 2002, the Fund entered into an agreement with SM&R to waive or reduce expenses to 1.36% for Class A and 1.86% for Class B.

See notes to financial statements.

                                       41
[GRAPHIC]

SM&R EQUITY INCOME FUND

MANAGER COMMENTARY

A MESSAGE TO OUR SHAREHOLDERS.

The SM&R Equity Income Fund's objective continues to be providing dividend income, along with an opportunity for increased share price over time. The Fund is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing dividend payments. In 2002, the Equity Income Fund, Class T, has thus far produced a return of -11.6% through 8/31/02, before sales charges (but after other expenses) versus a return of -13.6% for the Lipper Equity Income Fund Index. Over that same time frame, the major equity market indices have posted much poorer relative performance as evidenced by the returns on the Nasdaq (-32.6%), the S&P 500 (-19.4%), and the Dow Jones Industrial Average (-13.6%). The Fund has continued to meet the goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 stock market index. The current dividend yield on the Fund is 2.4% (before expenses) versus 1.9% for the S&P 500.

The Fund's performance has benefited in 2002 primarily from defensive equity allocations in the consumer staples and financial sectors, as well as low exposure to the technology sector. Due to the strong dividend yields found in the financial sector overall, the sector continues to represent approximately one quarter of the Fund's holdings. For the Equity Income Fund, we utilize the same conservative and defensive stock selection disciplines used in the SM&R Balanced and Growth Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations. The Fund benefited most from our overweight position in Consumer Staples Industries, where defensive posturing among investors helped to support the sector's stock prices as the market sell-off continued.

The year 2002 has continued the prior two years' downward trend in equity prices, particularly in technology shares, while continuing a style rotation from growth to value as investors continue to seek out defensive, income oriented sectors, such as consumer staples, capital goods, and financials. The lesson today remains the same as in 2001; that diversification is still the prudent investment strategy--as evidenced by the Fund's market beating returns thus far in 2002. A long-term diversified approach is still the best way to reap the rewards of stock market investing over the longer-term while minimizing volatility.

                                  EQUITY FUNDS

[SM&R MUTUAL FUNDS LOGO]
Securities Management and Research, Inc

Going forward into 2003, we expect the economy to continue its recovery and to prevail over the global deterioration in equity markets. Corporate profits and industrial production are growing, albeit at a slower than anticipated pace. The decline in stock prices reflects prior overvaluations, as the economic picture is one of growing strength, buttressed by government focused monetary and fiscal policies. While we expect the equity markets to remain volatile, ongoing P/E compression and earnings recovery are likely to drive equity markets strength into 2003, and leverage to corporate profits recovery is a key portfolio construction factor. The consumer remains the key ingredient to a corporate recovery. Until such time as consumer confidence and spending move in tandem upward, the equity markets are likely to tread water due to the negative impact of numerous factors affecting investors' psyches at this time.

The SM&R Equity Income Fund is well positioned for the expected coming cycle-currently heavy on Healthcare, Financials and Consumer Staples, while also providing exposure to areas of the economy that will benefit from the coming recovery-Technology, Industrial and Consumer Cyclicals. The Fund continues to strive to maintain a strong dividend yield by holding a portfolio of value stocks while maintaining low turnover-which leads to low taxes, with the potential for share price appreciation over time.

As always, we take the responsibility of managing your investments very seriously, and you have our assurance to do all in our power to earn your continued trust.

Sincerely,

/s/ Andrew R. Duncan

Andrew R. Duncan, CFA, Portfolio Manager
SM&R Equity Income Fund

[CHART]

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R EQUITY INCOME
  FUND, CLASS T, AT OFFERING PRICE, LIPPER EQUITY INCOME INDEX AND THE S&P 500

                            SM&R EQUITY INCOME FUND

S&P 500                               $26,865
Lipper Equity Income Index            $23,852
SM&R Equity Income Fund               $18,573

AVERAGE ANNUAL RETURN
Includes maximum sales charge of 5.75% through 8/31/02 for Class T Shares
--------------------------------------------------------------------------
10 YEAR                                 6.39%
5 YEAR                                 (1.32)%
1 YEAR                                (19.92)%

SM&R Equity Income Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year decling to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

AVERAGE ANNUAL RETURN
Includes maximum sales charge
through 8/31/02. Inception date of
these classes is 01/01/99
SHARE                               ONE                                       SINCE
CLASS                               YEAR                                      INCEPTION
----------------------------------------------------------------------------------------
A                                   (19.52)%                                  (6.89)%
B                                   (19.94)%                                  (7.78)%

[GRAPHIC] SM&R EQUITY INCOME FUND

HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2002

COMMON STOCK                                                           Shares                     Value
AEROSPACE & DEFENSE -- 2.53%
Lockheed Martin Corporation                                             22,600                  $1,431,032
Northrop Grumman Corporation                                            12,000                   1,473,600
                                                                                                 2,904,632
AUTOMOBILES -- 2.07%
Ford Motor Company                                                      88,074                   1,036,631
General Motors Corporation                                              28,000                   1,340,080
                                                                                                 2,376,711
BANKS -- 6.89%
Bank of America Corporation                                             40,000                   2,803,200
PNC Financial Services Group                                            33,400                   1,539,406
U.S. Bancorp                                                            67,500                   1,450,575
Wells Fargo Company                                                     40,500                   2,113,695
                                                                                                 7,906,876
BEVERAGES -- 3.08%
Anheuser-Busch Companies,
Incorporated                                                            18,500                     983,460
Coca-Cola Company                                                       35,600                   1,815,600
PepsiCo, Incorporated                                                   18,600                     735,630
                                                                                                 3,534,690
BIOTECHNOLOGY -- 0.57%
Amgen Incorporated *                                                    14,400                     648,432

CHEMICALS -- 1.18%
Dow Chemical Company (The)                                              20,100                     607,422
E.I. Du Pont de Nemours and Company                                     17,200                     693,332
Monsanto Company                                                         2,848                      52,318
                                                                                                 1,353,072

COMMERCIAL SERVICES & SUPPLIES -- 2.06%
Banta Corporation                                                       63,000                  $2,365,020

COMMUNICATIONS EQUIPMENT -- 0.95%
Cisco Systems, Incorporated *                                           79,200                   1,094,544

COMPUTERS & PERIPHERALS -- 0.95%
EMC Corporation *                                                       37,000                     250,120
International Business Machine
Corporation                                                             11,100                     836,718
                                                                                                 1,086,838
DIVERSIFIED FINANCIALS -- 5.29%
Citigroup, Incorporated                                                 68,400                   2,240,100
J.P. Morgan Chase & Company                                             70,850                   1,870,440
Morgan Stanley                                                          45,800                   1,956,576
                                                                                                 6,067,116
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.23%
Alltel Corporation                                                      38,250                   1,608,795
Verizon Communications                                                  30,500                     945,500
                                                                                                 2,554,295
ELECTRIC UTILITIES -- 2.75%
Allegheny Energy, Incorporated                                          19,100                     394,415
Ameren Corporation                                                      15,200                     669,560
Constellation Energy Group                                              26,300                     736,663
DTE Energy Company                                                      24,400                   1,047,004
Reliant Energy, Incorporated                                            25,600                     303,360
                                                                                                 3,151,002

                                  EQUITY FUNDS

[SM&R MUTUAL FUNDS LOGO]
Securities Management and Research, Inc.

COMMON STOCK                                                           Shares                     Value
ENERGY EQUIPMENT & SERVICES -- 1.58%
Schlumberger Limited                                                     20,000                   $862,800
Tidewater, Incorporated                                                  33,200                    946,200
                                                                                                 1,809,000
FOOD PRODUCTS -- 4.05%
ConAgra Foods, Incorporated                                              80,000                  2,103,200
H.J. Heinz Company                                                       19,000                    717,630
McCormick & Company, Incorporated                                        38,900                    900,535
Sensient Technologies Corporation                                        41,500                    928,355
                                                                                                 4,649,720
FOOD & DRUG RETAILING -- 0.87%
CVS Corporation                                                          15,100                    443,789
J. M. Smucker Company (The)                                                 504                     18,320
SUPERVALU Incorporated                                                   25,600                    531,712
                                                                                                   993,821
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.71%
Beckman Coulter, Incorporated                                            45,600                  1,823,544
Zimmer Holdings, Incorporated *                                           3,760                    138,744
                                                                                                 1,962,288
HEALTHCARE PROVIDERS & SERVICES -- 0.86%
Health Management Associates,
Incorporated (Class A) *                                                 22,700                    436,975
Tenet Healthcare Corporation *                                           11,550                    544,813
                                                                                                   981,788
HOUSEHOLD DURABLES -- 2.53%
Black & Decker Corporation                                               40,000                  1,794,800
Whirlpool Corporation                                                    20,000                  1,106,200
                                                                                                 2,901,000
HOUSEHOLD PRODUCTS -- 2.66%
Kimberly-Clark Corporation                                               13,600                   $813,824
Procter & Gamble Company                                                 25,200                  2,233,980
                                                                                                 3,047,804
INDUSTRIAL CONGLOMERATES -- 2.53%
3M Company                                                                7,900                    987,105
Danaher Corporation                                                      12,500                    751,875
General Electric Company                                                 38,750                  1,168,313
                                                                                                 2,907,293
INSURANCE -- 3.92%
American International Group,
Incorporated                                                             33,100                  2,078,680
CIGNA Corporation                                                        13,600                  1,157,632
Prudential Financial, Incorporated *                                     34,400                  1,038,880
Travelers Property Casualty
Corporation (Class A) *                                                   4,424                     69,547
Travelers Property Casualty
Corporation (Class B) *                                                   9,090                    148,070
                                                                                                 4,492,809
MACHINERY -- 1.20%
Caterpillar Incorporated                                                 15,300                    667,692
Ingersoll-Rand Company (Class A)                                         18,900                    709,695
                                                                                                 1,377,387

[GRAPHIC] SM&R EQUITY INCOME FUND

HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2002

COMMON STOCK                                                           Shares                     Value
MEDIA -- 3.06%
AOL Time Warner Incorporated*                                           62,100                    $785,565
Comcast Corporation (Special Class A )*                                 20,000                     476,600
Cox Communications,
Incorporated (Class A)*                                                  9,700                     250,745
Viacom Incorporated (Class B)*                                          23,300                     948,310
Walt Disney Company (The)                                               66,900                   1,048,992
                                                                                                 3,510,212
METALS & MINING -- 0.44%
Alcoa Incorporated                                                      20,200                     506,818

MULTI-LINE RETAIL -- 3.68%
Federated Department Stores,
Incorporated*                                                           33,700                   1,209,830
Wal-Mart Stores, Incorporated                                           56,300                   3,010,924
                                                                                                 4,220,754
OIL & GAS -- 7.56%
Anadarko Petroleum Corporation                                          13,600                     607,104
BP Amoco PLC ADR                                                        23,610                   1,104,948
ChevronTexaco Corporation                                               33,460                   2,564,040
Exxon Mobil Corporation                                                 80,000                   2,836,000
Royal Dutch Petroleum Company ADR                                       34,500                   1,559,400
                                                                                                 8,671,492
PAPER & FOREST PRODUCTS -- 1.53%
International Paper Company                                              7,300                     274,845
Plum Creek Timber Company,
Incorporated                                                            41,500                   1,068,210
Weyerhaeuser Company                                                     7,600                     414,276
                                                                                                 1,757,331
PERSONAL PRODUCTS -- 0. 80%
Gillette Company (The)                                                   29,200                   $920,676

PHARMACEUTICALS -- 10.86%
Allergan, Incorporated                                                    9,500                    557,840
Bristol-Myers Squibb Company                                             37,600                    938,120
Johnson & Johnson                                                        39,200                  2,128,952
Merck & Company, Incorporated                                            33,300                  1,682,316
Pfizer, Incorporated                                                    107,100                  3,542,868
Pharmacia Corporation                                                    16,700                    729,790
Schering-Plough Corporation                                              26,100                    602,388
Watson Pharmaceuticals, Incorporated *                                   27,000                    629,640
Wyeth                                                                    38,600                  1,652,080
                                                                                                12,463,994
REAL ESTATE -- 5.41%
CenterPoint Properties Corporation                                       44,500                  2,518,700
Health Care Property Investors,
Incorporated                                                             35,700                  1,535,100
Public Storage, Incorporated                                             30,500                    972,950
Weingarten Realty Investors                                              30,900                  1,183,470
                                                                                                 6,210,220
ROAD & RAIL -- 0.80%
USFreightways Corporation                                                34,000                    918,000

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.19%
Intel Corporation                                                        81,600                  1,360,272

                                  EQUITY FUNDS

[SM&R MUTUAL FUNDS LOGO]
Securities Management and Research, Inc.

COMMON STOCK                                                           Shares                     Value
SOFTWARE -- 2.84%
Microsoft Corporation*                                                   66,500                 $3,263,820

SPECIALTY RETAIL -- 0.47%
Lowe's Companies, Incorporated                                           13,000                    537,940

TOBACCO -- 2.60%
Philip Morris Companies Incorporated                                     29,200                  1,460,000
R.J. Reynolds Tobacco Holdings,
Incorporated                                                             25,949                  1,526,839
                                                                                                 2,986,839
TRADING COMPANIES & DISTRIBUTORS -- 0.60%
W.W. Grainger, Incorporated                                              15,300                    689,265

TOTAL COMMON STOCK -- 94.30%
(Cost $107,484,576)                                                                            108,183,771

CASH EQUIVALENTS
SM&R Money Market Fund,
1.22% (a)                                                                47,490                     47,490

TOTAL CASH EQUIVALENTS -- 0.04%
(Cost $ 47,490)                                                                                     47,490

COMMERCIAL PAPER                                                      Face Amount
COMMUNICATION EQUIPMENT -- 2.12%
Cox Enterprises Incorporated,
2.10%, 09/05/02                                                       $2,431,000                 2,430,291

DIVERSIFIED FINANCIALS -- 0.36%
Textron Financial Corporation,
1.85%, 09/06/02                                                         $408,000                  $407,874

FOOD PRODUCTS -- 2.03%
General Mills Incorporated,
1.91%, 09/03/02                                                        2,330,000                 2,329,629

GAS UTILITIES -- 0.87%
Laclede Gas Company,
1.90%, 09/04/02                                                        1,000,000                   999,789

MEDIA -- 0.13%
Tribune Company,
1.90%, 09/03/02                                                          150,000                   149,976

TOTAL COMMERCIAL PAPER -- 5.51%
(Cost $6,317,559)                                                                                6,317,559

TOTAL INVESTMENTS -- 99.85%
(Cost $113,849,625)                                                                            114,548,820

CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.15%                                                   170,629

NET ASSETS-- 100.00%                                                                          $114,719,449
                                                                                              ============

ABBREVIATIONS

ADR - American Depository Receipt


* Non-income producing securities


Note to Schedule of Investments

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2002. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Equity Income Fund are affiliated by having the same investment adviser.

                       See notes to financial statements.

[GRAPHIC]  SM&R EQUITY INCOME FUND

FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2002

ASSETS
Investments in securities, at value (Cost $113,849,625)                                              $114,548,820
Prepaid expenses                                                                                           33,044
Receivable for:
Capital stock sold                                                                                          8,066
Dividends                                                                                                 245,888
Expense Reimbursement                                                                                         788
Other assets                                                                                               62,725
TOTAL ASSETS                                                                                          114,899,331

LIABILITIES
Capital stock reacquired                                                                                   58,742
Accrued:
Investment advisory fee                                                                                    68,444
Service fee                                                                                                22,724
Distribution fee                                                                                           14,583
Other liabilities                                                                                          15,389
TOTAL LIABILITIES                                                                                         179,882
NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                                                        $114,719,449

NET ASSETS:
Class A                                                                                                $5,517,244
Class B                                                                                                $5,806,466
Class T                                                                                              $103,395,739
TOTAL NET ASSETS:                                                                                    $114,719,449

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
Authorized                                                                                             50,000,000
Outstanding                                                                                               289,815
Class B:
Authorized                                                                                             25,000,000
Outstanding                                                                                               312,872
Class T:
Authorized                                                                                             75,000,000
Outstanding                                                                                             5,299,633
Class A:
Net asset value and redemption price per share                                                             $19.04
Offering price per share:
(Net Assets value of $19.04/95.00%)                                                                        $20.04
Class B:
Net asset value and offering price per share                                                               $18.56
Class T:
Net asset value and redemption price per share                                                             $19.51
Offering price per share:
(Net Assets value of $19.51/94.25%)                                                                        $20.70

                       See notes to financial statements.

                                  EQUITY FUNDS

[SM&R MUTUAL FUNDS LOGO]
Securities Management and Research, Inc.

STATEMENT OF OPERATIONS
Year Ended August 31, 2002

INVESTMENT INCOME
Dividends                                                                                              $2,967,873
Interest                                                                                                  161,864
TOTAL INVESTMENT INCOME                                                                                 3,129,737

EXPENSES
Investment advisory fees                                                                                  966,147
Service fees                                                                                              319,140
Professional fees                                                                                          13,017
Custody and transaction fees                                                                               49,672
Directors' fees                                                                                             8,822
Qualification fees                                                                                         22,282
Shareholder reporting expenses                                                                             40,171
Insurance expenses                                                                                         30,223
Distribution fees                                                                                          59,727
Other expenses                                                                                                 30
TOTAL EXPENSES                                                                                          1,509,231
LESS EXPENSES REIMBURSED                                                                                    (788)
NET EXPENSES                                                                                            1,508,443
INVESTMENT INCOME-- NET                                                                                 1,621,294

REALIZED & UNREALIZED
LOSS ON INVESTMENTS
Net realized loss on investments                                                                      (2,141,098)
Change in unrealized depreciation
of investments for the year                                                                          (21,190,040)
NET LOSS ON INVESTMENTS                                                                              (23,331,138)
NET DECREASE IN
NET ASSETS RESULTING
FROM OPERATIONS                                                                                     ($21,709,844)

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
-------------------------------------------------
                                                               YEAR ENDED           8 MONTHS ENDED               YEAR ENDED
                                                               AUGUST 31,              AUGUST 31,               DECEMBER 31,
                                                                  2002                    2001                      2000
                                                            ------------------------------------------------------------------
Investment income -- net                                       $1,621,294              $1,481,985                 $2,989,625
Net realized gain
(loss) on investments                                          (2,141,098)              8,861,434                  3,180,858
Change in unrealized
appreciation (depreciation)                                   (21,190,040)            (25,693,395)                 8,015,248
Net increase (decrease)
in net assets resulting
from operations                                               (21,709,844)            (15,349,976)                14,185,731

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income -- net
Class A                                                           (66,630)                (36,280)                   (84,347)
Class B                                                           (50,927)                (18,062)                   (57,016)
Class T                                                        (1,619,324)             (1,020,686)                (2,957,638)
Capital gains
Class A                                                                --                      --                   (280,726)
Class B                                                                --                      --                   (262,678)
Class T                                                                --                      --                 (7,781,154)
TOTAL DISTRIBUTIONS
TO SHAREHOLDERS                                                (1,736,881)             (1,075,028)               (11,423,559)

CAPITAL SHARE TRANSACTIONS -- NET
Class A                                                           239,362               1,294,891                    464,685
Class B                                                         1,215,450                 929,329                    919,027
Class T                                                       (13,872,674)             (6,528,703)               (30,241,097)
TOTAL NET CAPITAL
SHARE TRANSACTIONS                                            (12,417,862)             (4,304,483)               (28,857,385)
TOTAL DECREASE                                                (35,864,587)            (20,729,487)               (26,095,213)

NET ASSETS
Beginning of period                                           150,584,036             171,313,523                197,408,736
End of period                                                $114,719,449            $150,584,036               $171,313,523
-------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income                              $291,433                $407,020                         --

                       See notes to financial statements.

[GRAPHIC] SM&R EQUITY INCOME FUND

FINANCIALS

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                                  CLASS T SHARES
                                                  ---------------------------------------------------------------------------------
                                                   YEAR ENDED    8 MONTHS ENDED
                                                   AUGUST 31,       AUGUST 31,            YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------------
                                                      2002            2001        2000         1999           1998          1997
                                                  ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $23.26          $25.76      $25.30       $28.02         $26.99        $25.05
Investment income-- net                               0. 27            0.24        0.46         0.54           0.62          0.63
Net realized and unrealized gain
(loss) on investments                                (3.74)          (2.57)        1.54       (0.96)           2.50          4.96
                                                  ---------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                     (3.47)          (2.33)        2.00       (0.42)           3.12          5.59
Less distributions from
Investment income -- net                             (0.28)          (0.17)      (0.46)       (0.54)         (0.62)        (0.64)
Capital gains                                           --              --       (1.08)       (1.76)         (1.47)        (3.01)
                                                  ---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  (0.28)          (0.17)      (1.54)       (2.30)         (2.09)        (3.65)
                                                  ---------------------------------------------------------------------------------
Net Asset Value, End of Period                       $19.51          $23.26      $25.76       $25.30         $28.02        $26.99
                                                  =================================================================================
TOTAL RETURN (1)                                     (15.03)%        (9.07)%**     8.99%       (1.39)%        12.11%        22.72%
                                                  =================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)          $103,396        $138,566    $160,319     $187,988       $218,980      $198,687
Ratio of expenses to average net assets               1.07%          1.06%*       1.05%        1.05%          1.01%         1.05%
Ratio of net investment income
to average net assets                                 1.26%          1.43%*       1.73%        1.94%          2.22%         2.28%
Portfolio turnover rate                              30.99%          18.15%      22.05%        9.81%         19.29%        39.14%

                                  EQUITY FUNDS

[SM&R MUTUAL FUNDS LOGO]
Securities Management and Research, Inc.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                   CLASS A SHARES                                 CLASS B SHARES
                                  ----------------------------------------------   -----------------------------------------------
                                     YEAR    8 MONTHS       YEAR     PERIOD FROM     YEAR     8 MONTHS       YEAR     PERIOD FROM
                                    ENDED     ENDED        ENDED      JAN. 1 TO     ENDED      ENDED        ENDED      JAN. 1 TO
                                   AUG. 31,  AUG. 31,     DEC. 31,     DEC. 31,    AUG. 31,   AUG. 31,     DEC. 31,     DEC. 31,
                                     2002      2001         2000       1999          2002       2001         2000         1999
                                  ----------------------------------------------   -----------------------------------------------
Net Asset Value, Beginning of
Period                            $  22.72   $  25.19     $  24.79   $     28.02   $  22.22   $  24.69     $  24.38   $     28.02
Investment income -- net              0.18       0.16         0.36          0.58       0.09       0.08         0.23          0.47
Net realized and unrealized
gain (loss) on investments           (3.63)     (2.49)        1.50         (1.47)     (3.57)     (2.47)        1.45         (1.88)
                                  ----------------------------------------------   -----------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS     (3.45)     (2.33)        1.86         (0.89)     (3.48)     (2.39)        1.68         (1.41)
Less distributions from
Investment income -- net             (0.23)     (0.14)       (0.38)        (0.58)     (0.18)     (0.08)       (0.29)        (0.47)
Capital gains                         --         --          (1.08)        (1.76)      --         --          (1.08)        (1.76)
                                  ----------------------------------------------   -----------------------------------------------
TOTAL DISTRIBUTIONS                  (0.23)     (0.14)       (1.46)        (2.34)     (0.18)     (0.08)       (1.37)        (2.23)
                                  ----------------------------------------------   -----------------------------------------------
Net Asset Value, End of Period    $  19.04   $  22.72     $  25.19   $     24.79   $  18.56   $  22.22     $  24.69   $     24.38
                                  ==============================================   ===============================================
TOTAL RETURN (1)                    (15.27)%    (9.25)%**     8.61%        (3.01)%   (15.72)%    (9.68)%**     7.95%        (4.86)%
                                  ==============================================   ===============================================

RATIOS (IN PERCENTAGES)/
SUPPLEMENTAL DATA
Net Assets, end of period
(000's omitted)                   $  5,517   $  6,330     $  5,671   $     4,802   $  5,806   $  5,688     $  5,324   $     4,343
Ratio of expenses
with reimbursement
to average net assets (2)             1.44%      1.45%*       1.49%         1.51%      1.94%      1.98%*       1.99%         2.01%
Ratio of expenses
without reimbursement
to average net assets                 1.45%      1.45%*       1.49%         1.51%      1.95%      1.98%*       1.99%         2.01%
Ratio of net investment income
to average net assets                 0.88%      1.03%*       1.32%         1.53%      0.37%      0.50%*       0.74%         1.03%
Portfolio turnover rate              30.99%     18.15%       22.05%         9.81%     30.99%     18.15%       22.05%         9.81%

* Ratios annualized
** Returns are not annualized
(1) Does not include the effect of sales charge
(2) Effective June 1, 2002, the Fund entered into an agreement with SM&R to waive or reduce expenses to 1.26% for Class A and 1.76% for Class B.

                       See notes to financial statements.

                                       51
SM&R BALANCED FUND

[GRAPHIC]

MANAGER COMMENTARY

A MESSAGE TO OUR SHAREHOLDERS.

The SM&R Balanced Fund is the lowest risk fund in the SM&R Equity Funds group. The Fund strives to maintain the objective of providing a balance of both growth and income through its portfolio blend of stocks of well-known companies, as well as bonds and money market instruments. Thus far in 2002, the Fund's conservative blend of about 57% stocks, 35% bonds and 8% money market instruments has served the Fund well. The equity portion of the Fund has produced a total return (capital appreciation and dividend income) of approximately -15.3% (at net asset value), while the bond portion of the Fund has returned approximately +9.0% (at net asset value)--both through 8/31/02. Overall, the Balanced Fund, Class T, has produced a total return of -5.6% through 8/31/02, before sales charges (but after other expenses) versus a return of -10.0% for the Lipper Balanced Fund Index. We have recently been reducing our bond exposure in favor of equities as the equity markets have plummeted while the bond markets have rallied, a fact highlighted by the 10-year Treasury note yielding just above 4%.

Within the Fund, we have modified our fixed income strategy to structuring maturities at the midterm of the yield curve in order to shorten overall duration, thereby reducing our sensitivity to interest rate movements. Within the equity portion of the Fund, we utilize the same conservative and defensive stock selection disciplines used in the SM&R Equity Income and Growth Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations. During 2002, we have noted particular strength from our equity holdings in the Consumer Staples, Industrial and Financial sectors. We continue to maintain a position of primarily market neutral in regards to sector allocations relative to the S&P 500 Index weightings, although we are currently slightly overweight in the defensive sectors and underweight in the technology sector.

Although the Fund is producing an overall negative portfolio return thus far in 2002, the Fund is in fact beating major market indices--with the Nasdaq returning -32.6%, the S&P 500 returning -19.4% and the Dow Jones Industrial Average returning -13.6% through the same time period of 8/31/02. Thus, our conservative oriented investors have been rewarded with market beating returns thus far in 2002. We believe we have achieved our goal of providing consistently positive performance in strong up markets while positioning the Fund for a cushion as equity markets decline. The conservative and low risk balanced approach has enabled SM&R to provide upside potential while protecting the downside via this uniquely positioned Fund.

EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                       Securities Management and Research, Inc.

Going forward into 2003, we expect the economy to continue its recovery and to prevail over the global deterioration in equity markets. Corporate profits and industrial production are growing, albeit at a slower than anticipated pace. The decline in stock prices reflects prior overvaluations, as the economic picture is one of growing strength buttressed by government-focused monetary and fiscal policies. While we expect the equity markets to remain volatile, ongoing P/E compression and earnings recovery are likely to drive equity market strength into 2003, and leverage to corporate profits recovery is a key portfolio construction factor. The consumer remains the key ingredient to a corporate recovery. Until such time as consumer confidence and spending move in tandem upward, the equity markets are likely to tread water due to the negative impact of numerous factors affecting investor's psyches at this time.

The SM&R Balanced Fund is well positioned for the expected coming cycle-currently heavy on Healthcare, Financials and Consumer Staples, while also providing exposure to areas of the economy that will benefit from the coming recovery-Technology, Industrial and Consumer Cyclicals. This positioning should provide upside for the equity portion of the Fund, while the fixed income portion protects the overall portfolio value from the potentially sustained market correction.

As always, we take the responsibility of managing your investments very seriously, and you have our assurance to do all in our power to earn your continued trust.

Sincerely,

/s/ Andrew R. Duncan

Andrew R. Duncan, CFA, Portfolio Manager
SM&R Balanced Fund



ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R BALANCED FUND, CLASS T, AT OFFERING PRICE, LIPPER BALANCED FUND INDEX AND THE S&P 500

                              SM&R BALANCED FUND

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 5.75% through 8/31/02 for Class T Shares

10 YEAR                            7.04%
5 YEAR                             2.63%
1 YEAR                          (11.46)%


[CHART]

S&P 500                         $26,865
Lipper Balanced Fund Index      $21,874
SM&R Balanced Fund              $19,739

SM&R Balanced Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/02. Inception date of these classes is 01/01/99


SHARE           ONE          SINCE
CLASS          YEAR        INCEPTION
A            (10.99)%       (1.56)%
B            (11.34)%       (1.59)%

                                       53
[GRAPHIC]

SM&R BALANCED FUND

HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2002

COMMON STOCK                                    SHARES       VALUE
AEROSPACE/DEFENSE -- 0.89%
Boeing Company                                   3,100       $114,917
Honeywell International Incorporated             4,200        125,790
                                                              240,707
AIR FREIGHT & COURIERS -- 0.52%
United Parcel Service, Incorporated
(Class B)                                        2,200        140,602

AUTOMOBILES -- 0.73%
Ford Motor Company                               8,068         94,960
General Motors Corporation                       2,100        100,506
                                                              195,466
BANKS -- 5.15%
Bank of America Corporation                      6,800        476,544
Bank One Corporation                             2,300         94,185
PNC Financial Services Group                     4,400        202,796
U.S. Bancorp                                    10,400        223,496
Wachovia Corporation                             2,600         95,810
Wells Fargo Company                              5,600        292,264
                                                            1,385,095
BEVERAGES-- 1.59%
Anheuser-Busch Companies,
Incorporated                                     2,300        122,268
Coca-Cola Company                                4,300        219,300
PepsiCo, Incorporated                            2,200         87,010
                                                              428,578
BIOTECHNOLOGY -- 0.30%
Amgen Incorporated*                              1,800         81,054

CHEMICALS -- 0.60%
Dow Chemical Company (The)                       2,300        $69,506
E.I. Du Pont de Nemours and Company              2,100         84,651
Monsanto Company                                   409          7,513
                                                              161,670
COMMERCIAL SERVICES & SUPPLIES -- 1.42%
Banta Corporation                                7,600        285,304
H & R Block, Incorporated                        2,000         97,800
                                                              383,104
COMMUNICATIONS EQUIPMENT -- 0.85%
Cisco Systems, Incorporated*                    16,600        229,412

COMPUTERS & PERIPHERALS-- 1.75%
Dell Computer Corporation*                       5,000        133,100
EMC Corporation*                                13,200         89,232
International Business Machines
Corporation                                      2,700        203,526
Sun Microsystems, Incorporated*                 12,000         44,280
                                                              470,138
DIVERSIFIED FINANCIALS -- 3.78%
American Express Company                         2,600         93,756
Citigroup, Incorporated                         10,400        340,600
Countrywide Credit Industries,
Incorporated                                     2,000        104,980
J.P. Morgan Chase & Company                     11,000        290,400
Morgan Stanley                                   4,400        187,968
                                                            1,017,704

EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                       Securities Management and Research , Inc.

COMMON STOCK                                            SHARES       VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.91%
Alltel Corporation                                       6,100       $256,566
SBC Communications Incorporated                          6,300        155,862
Verizon Communications                                   3,280        101,680
                                                                      514,108
ELECTRIC UTILITIES --1.59%
Allegheny Energy, Incorporated                           2,900         59,885
Ameren Corporation                                       2,200         96,910
Constellation Energy Group                               3,600        100,836
DTE Energy Company                                       2,900        124,439
Reliant Energy, Incorporated                             3,900         46,215
                                                                      428,285
ENERGY EQUIPMENT & SERVICES -- 0.67%
Schlumberger Limited                                     2,900        125,106
Tidewater, Incorporated                                  1,900         54,150
                                                                      179,256
FINANCIAL SERVICES -- 0.54%
Fannie Mae                                               1,900        143,982
FOOD PRODUCTS-- 2.45%
ConAgra Foods, Incorporated                              9,800        257,642
H.J. Heinz Company                                       2,300         86,871
McCormick & Company, Incorporated                        8,400        194,460
Sensient Technologies Corporation                        5,400        120,798
                                                                      659,771
FOOD & DRUG RETAILING -- 0.44%
CVS Corporation                                          1,800        $52,902
J. M. Smucker Company (The)                                 58          2,108
SUPERVALU Incorporated                                   3,100         64,387
                                                                      119,397
HEALTHCARE EQUIPMENT & SUPPLIES -- 1.20%
Abbott Laboratories                                      3,000        120,090
Advanced Medical Optics, Incorporated*                     266          2,357
Beckman Coulter, Incorporated                            4,600        183,954
Zimmer Holdings, Incorporated*                             460         16,974
                                                                      323,375
HEALTHCARE PROVIDERS & SERVICES-- 0.43%
Health Management Associates,
Incorporated (Class A)*                                  2,700         51,975
Tenet Healthcare Corporation*                            1,350         63,680
                                                                      115,655
HOUSEHOLD DURABLES -- 0.83%
Black & Decker Corporation                               5,000        224,350
HOUSEHOLD PRODUCTS -- 1.31%
Kimberly-Clark Corporation                               1,600         95,744
Procter & Gamble Company (The)                           2,900        257,085
                                                                      352,829
INDUSTRIAL CONGLOMERATES -- 2.64%
3M Company                                               1,300        162,435
Danaher Corporation                                      1,400         84,210
General Electric Company                                15,400        464,310
                                                                      710,955

[GRAPHIC]

SM&R BALANCED FUND
HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2002

COMMON STOCK                                     SHARES       VALUE
INSURANCE-- 1.90%
American International Group,
Incorporated                                     4,131       $259,427
CIGNA Corporation                                1,200        102,144
Prudential Financial, Incorporated*              4,200        126,840
Travelers Property Casualty
Corporation (Class A)*                             449          7,063
Travelers Property Casualty
Corporation (Class B)*                             923         15,038
                                                              510,512
LEISURE EQUIPMENT & PRODUCTS -- 0.62%
Brunswick Corporation                            6,800        166,260
MACHINERY-- 0.57%
Caterpillar Incorporated                         1,700         74,188
Ingersoll-Rand Company (Class A)                 2,100         78,855
                                                              153,043
MEDIA -- 1.49%
AOL Time Warner Incorporated*                    6,900         87,285
Comcast Corporation (Special Class A )*          2,000         47,660
Cox Communications,
Incorporated (Class A)*                          1,200         31,020
Viacom Incorporated (Class B)*                   2,900        118,030
Walt Disney Company (The)                        7,500        117,600
                                                              401,595
METALS & MINING -- 0.21%
Alcoa Incorporated                               2,300         57,707
MISCELLANEOUS -- 3.96%
SPDR Trust Series 1                             11,600     1,066, 620

MULTI-LINE RETAIL-- 1.89%
Federated Department Stores,
Incorporated*                                    4,200       $150,780
Wal-Mart Stores, Incorporated                    6,700        358,316
                                                              509,096
OIL & GAS -- 3.15%
Anadarko Petroleum Corporation                   1,600         71,424
BP Amoco PLC ADR                                 3,692        172,786
ChevronTexaco Corporation                        2,100        160,923
Exxon Mobil Corporation                          4,700        166,615
Royal Dutch Petroleum Company ADR                3,600        162,720
Unocal Corporation                               3,400        112,438
                                                              846,906
PAPER & FOREST PRODUCTS -- 0.29%
International Paper Company                        900         33,885
Weyerhaeuser Company                               800         43,608
                                                               77,493
PERSONAL PRODUCTS -- 0.41%
Gillette Company (The)                           3,500        110,355
PHARMACEUTICALS-- 5.73%
Allergan, Incorporated                           1,200         70,464
Bristol-Myers Squibb Company                     4,200        104,790
Johnson & Johnson                                6,900        374,739
Merck & Company, Incorporated                    4,300        217,236
Pfizer, Incorporated                            12,875        425,905
Pharmacia Corporation                            2,400        104,880
Schering-Plough Corporation                      3,100         71,548
Watson Pharmaceuticals, Incorporated*            3,200         74,624
Wyeth                                            2,300         98,440
                                                            1,542,626

                                                        [SM&R MUTUAL FUNDS LOGO]

COMMON STOCK                                        SHARES       VALUE
ROAD & RAIL -- 0.38%
USFreightways Corporation                            3,800       $102,600

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.97%
Intel Corporation                                   15,600        260,052

SOFTWARE -- 1.89%
Microsoft Corporation*                               8,200        402,456
VERITAS Software Corporation*                        6,550        106,045
                                                                  508,501
SPECIALTY RETAIL -- 0.87%
Home Depot, Incorporated (The)                       4,500        148,185
Lowe's Companies, Incorporated                       2,100         86,898
                                                                  235,083
TOBACCO -- 0.80%
Philip Morris Companies Incorporated                 4,300        215,000

TRADING COMPANIES & DISTRIBUTORS -- 0.29%
W.W. Grainger, Incorporated                          1,700         76,585

TOTAL COMMON STOCK -- 57.01%
(Cost $15,589,191)                                             15,345,527


BONDS AND NOTES                                   FACE AMOUNT        VALUE
AUTO COMPONENTS-- 4.12%
Cooper Tire & Rubber Company,
7.75%, 12/15/09                                   $1,000,000     $1,109,566

AUTOMOBILES-- 1.99%
DaimlerChrysler North America,
7.20%, 09/01/09                                      500,000        534,950

BANKS -- 2.02%
Royal Bank of Scotland, yankee bond,
6.40%, 04/01/09                                      500,000        542,044

DIVERSIFIED FINANCIALS-- 1.94%
Morgan (J.P.) & Company, Incorporated,
6.00%, 01/15/09                                      500,000        521,800

ELECTRONIC EQUIPMENT & INSTRUMENTS-- 2.54%
Koninklijke Philips Electronics, yankee bond,
8.375%, 09/15/06                                     600,000        684,578

INDUSTRIAL CONGLOMERATES-- 2.66%
Tyco International Group, yankee bond,
5.875%, 11/01/04                                     800,000        716,000

INSURANCE-- 2.06%
The Mony Group Incorporated,
8.35%, 03/15/10                                      500,000        555,408

REAL ESTATE-- 2.09%
Weingarten Realty Investors,
7.35%, 07/20/09                                      500,000        563,246

                                       57
[GRAPHIC]


BONDS AND NOTES                                FACE AMOUNT     VALUE
TRANSPORTATION INFRASTRUCTURE-- 2.97%
Hertz Corporation,
7.40%, 03/01/11                                $455,000       $428,289
Union Tank Car Company,
6.63%, 10/03/04                                 345,000        371,588
                                                               799,877
U S GOVERNMENT AGENCY SECURITIES-- 5.40%
Federal Home Loan Bank,
5.10%, 12/14/07                                 500,000        519,065
Federal Home Loan
Mortgage Corporation,
7.00%, 09/15/07                                 660,136        684,430
Federal Home Loan Mortgage
Corporation, Pool #298759,
8.00%, 08/01/17                                  10,112         10,925
Federal Home Loan Mortgage
Corporation, Pool #284839,
8.50%, 01/01/17                                  15,910         17,297
Freddie Mac
6.00%, 09/15/16                                 176,456        177,835
Federal National Mortgage
Association, Pool #048974,
8.00%, 06/01/17                                  40,015         43,280
                                                             1,452,832

U S GOVERNMENT SECURITIES-- 6.94%
U S Treasury Bond,
6.000%, 02/15/26                               $725,000       $810,754
U S Treasury Note,
5.875%, 02/15/04                              1,000,000      1,057,070
                                                             1,867,824

TOTAL BONDS AND NOTES -- 34.73%
(Cost $8,631,264)                                            9,348,125

CASH EQUIVALENTS                                SHARES
SM&R Money Market Fund,
1.22% (a)                                         3,969          3,969

TOTAL CASH EQUIVALENTS-- 0.01%
(Cost $3,969)                                                    3,969

                                       58
                                                        [SM&R MUTUAL FUNDS LOGO]


COMMERCIAL PAPER                                   FACE AMOUNT        VALUE
DIVERSIFIED FINANCIALS-- 4.64%
Textron Financial Corporation,
1.85%, 09/06/02                                     $1,250,000   $1,249,615

FOOD PRODUCTS-- 2.30%
General Mills Incorporated,
1.91%, 09/03/02                                        621,000      620,901

GAS UTILITIES-- 1.21%
Laclede Gas Company,
1.90%, 09/04/02                                        325,000      324,931


TOTAL COMMERCIAL PAPER -- 8.15%
(Cost $2,195,447)                                                 2,195,447

TOTAL INVESTMENTS -- 99.90%
(Cost $26,419,871)                                               26,893,068

CASH AND OTHER ASSETS, LESS LIABILITIES - 0.10%
                                                                     26,176
NET ASSETS-- 100.00%                                            $26,919,244
                                                                -----------


ABBREVIATIONS

ADR -- American Depository Receipt

* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2002 . A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Balanced Fund are affiliated by having the same investment adviser.

See notes to financial statements.

[GRAPHIC]

SM&R BALANCED FUND
FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2002

ASSETS
Investments in securities, at value (Cost $26,419,871)         $26,893,068
Cash                                                                   497
Prepaid expenses                                                    13,696
Receivable for:
Capital stock sold                                                  11,457
Dividends                                                           25,225
Interest                                                           169,914
Expense Reimbursement                                                  605
Other assets                                                        15,067
TOTAL ASSETS                                                    27,129,529

LIABILITIES

Capital stock reacquired                                           169,566
Accrued:
Investment advisory fee                                             16,672
Service fee                                                          5,557
Distribution fee                                                     5,980
Other liabilities                                                   12,510
TOTAL LIABILITIES                                                  210,285
NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                  $26,919,244
NET ASSETS:
Class A                                                         $3,182,893
Class B                                                         $2,105,058
Class T                                                        $21,631,293
TOTAL NET ASSETS:                                              $26,919,244

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
Authorized                                                      50,000,000
Outstanding                                                        199,833
Class B:
Authorized                                                      25,000,000
Outstanding                                                        130,122
Class T:
Authorized                                                      25,000,000
Outstanding                                                      1,317,352
Class A:
Net asset value and redemption price per share                      $15.93
Offering price per share:
(Net Assets value of $15.93/95.00%)                                 $16.77
Class B:
Net asset value and offering price per share                        $16.18
Class T:
Net asset value and redemption price per share                      $16.42
Offering price per share:
(Net Assets value of $16.42/94.25%)                                 $17.42

See notes to financial statements.

                                                        [SM&R MUTUAL FUNDS LOGO]

STATEMENT OF OPERATIONS
Year Ended August 31, 2002

INVESTMENT INCOME
Dividends                                               $244,986
Interest                                                 825,302
TOTAL INVESTMENT INCOME                                1,070,288

EXPENSES
Investment advisory fees                                 215,905
Service fees                                              71,968
Professional fees                                         10,317
Custody and transaction fees                              25,685
Directors' fees                                            8,822
Qualification fees                                        27,974
Shareholder reporting expenses                             7,124
Insurance expenses                                         7,462
Distribution fees                                         24,074
Other expenses                                                30
TOTAL EXPENSES                                           399,361
LESS EXPENSES REIMBURSED                                 (18,531)
NET EXPENSES                                             380,830
INVESTMENT INCOME-- NET                                  689,458

REALIZED & UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain on investments                         303,181
Change in unrealized depreciation
of investments for the year                           (2,776,835)
NET LOSS ON INVESTMENTS                               (2,473,654)
NET DECREASE IN
NET ASSETS RESULTING
FROM OPERATIONS                                      ($1,784,196)


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

                                             YEAR ENDED      8 MONTHS ENDED       YEAR ENDED
                                             AUGUST 31,          AUGUST 31,     DECEMBER 31,
                                               2002                2001             2000
                                             ------------------------------------------------
Investment income-- net                         689,458            $496,531         $865,575
Net realized gain on investments                303,181             999,659        1,596,967
Change in unrealized depreciation            (2,776,835)         (3,599,704)      (1,321,450)
Net increase (decrease) in net
assets resulting from operations             (1,784,196)         (2,103,514)       1,141,092

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income -- net
Class A                                         (77,849)            (26,987)         (62,737)
Class B                                         (45,601)            (15,746)         (43,020)
Class T                                        (573,591)           (315,347)        (762,225)
Capital gains
Class A                                              --                  --         (175,166)
Class B                                              --                  --         (143,682)
Class T                                              --                  --       (2,013,823)
TOTAL DISTRIBUTIONS
TO SHAREHOLDERS                                (697,041)           (358,080)      (3,200,653)

CAPITAL SHARE TRANSACTIONS -- NET
Class A                                         742,333             408,270          907,396
Class B                                         383,569               1,930        1,124,377
Class T                                      (1,153,675)         (1,336,361)        (205,802)
TOTAL NET CAPITAL
SHARE TRANSACTIONS                              (27,773)           (926,161)       1,825,971
TOTAL DECREASE                               (2,509,010)         (3,387,755)        (233,590)

NET ASSETS
Beginning of period                          29,428,254          32,816,009       33,049,599
End of period                               $26,919,244         $29,428,254      $32,816,009
--------------------------------------------------------------------------------------------
Undistributed Net Investment Income            $131,012            $138,595                -

See notes to financial statements.

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                                           CLASS T SHARES
                                             ------------------------------------------------------------------------------------
                                             YEAR ENDED   8 MONTHS ENDED
                                              AUGUST 31,      AUGUST 31,               YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------------------------
                                                 2002           2001          2000           1999           1998           1997
                                             ------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $17.91         $19.40         $20.67         $19.63         $18.32         $17.90
Investment income-- net                           0.43           0.31           0.56           0.42           0.48           0.57
Net realized and unrealized gain
(loss) on investments                            (1.50)         (1.58)          0.01           1.84           1.96           2.50
                                             ------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 (1.07)         (1.27)          0.57           2.26           2.44           3.07
Less distributions from
Investment income-- net                          (0.42)         (0.22)         (0.55)         (0.42)         (0.47)         (0.59)
Capital gains                                       --             --          (1.29)         (0.80)         (0.66)         (2.06)
                                             ------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              (0.42)         (0.22)         (1.84)         (1.22)         (1.13)         (2.65)
                                             ------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $16.42         $17.91         $19.40         $20.67         $19.63         $18.32
                                             =====================================================================================
TOTAL RETURN (1)                                 (6.07)%        (6.54)%**       3.64%         11.87%         13.83%         17.46%
                                             =====================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period (000's omitted)      $21,631        $24,798        $28,223        $30,146        $29,367        $25,838
Ratio of expenses with reimbursement
to average net assets                             1.25%          1.25%*         1.25%          1.25%          1.25%          1.26%
Ratio of expenses without reimbursement
to average net assets                             1.27%          1.25%*         1.34%          1.41%          1.37%          1.36%
Ratio of net investment income
to average net assets                             2.47%          2.52%*         2.63%          2.15%          2.55%          3.02%
Portfolio turnover rate                          25.80%         14.77%         13.17%         18.01%         16.01%         27.52%

                                       62
                                                        [SM&R MUTUAL FUNDS LOGO]

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.


                                                               CLASS A SHARES
                                              -----------------------------------------------------
                                                YEAR       8 MONTHS         YEAR       PERIOD FROM
                                               ENDED         ENDED          ENDED       JAN. 1 TO
                                              AUG. 31,      AUG. 31,       DEC. 31,      DEC. 31,
                                                2002          2001            2000          1999
                                              -----------------------------------------------------
Net Asset Value, Beginning of Period           $17.44        $18.93          $20.30        $19.63
Investment income-- net                          0.39          0.23            0.37          0.47
Net realized and unrealized
gain (loss) on investments                      (1.47)        (1.53)          (0.06)         1.47
                                              -----------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                (1.08)        (1.30)           0.31          1.94
Less distributions from
Investment income-- net                         (0.43)        (0.19)          (0.39)        (0.47)
Capital gains                                      --            --           (1.29)        (0.80)
                                              -----------------------------------------------------
TOTAL DISTRIBUTIONS                             (0.43)        (0.19)          (1.68)        (1.27)
                                              -----------------------------------------------------
Net Asset Value, End of Period                 $15.93        $17.44          $18.93        $20.30
                                              =====================================================
TOTAL RETURN (1)                                (6.29)%       (6.87)%**        3.35%        10.13%
                                              =====================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)      $3,183        $2,713          $2,512        $1,777
Ratio of expenses with reimbursement
to average net assets (2)                        1.45%         1.50%*          1.50%         1.51%
Ratio of expenses without reimbursement
to average net assets                            1.73%         1.50%*          1.92%         1.51%
Ratio of net investment income
to average net assets                            2.27%         1.98%*          2.40%         1.87%
Portfolio turnover rate                         25.80%        14.77%          13.17%        18.01%


                                                                   CLASS B SHARES
                                              --------------------------------------------------------
                                                  YEAR        8 MONTHS           YEAR      PERIOD FROM
                                                  ENDED          ENDED          ENDED        JAN. 1 TO
                                                 AUG. 31,       AUG. 31,       DEC. 31,      DEC. 31,
                                                   2002          2001            2000          1999
                                              --------------------------------------------------------
Net Asset Value, Beginning of Period              $17.72        $19.26          $20.64        $19.63
Investment income-- net                             0.30          0.20            0.35          0.40
Net realized and unrealized
gain (loss) on investments                         (1.47)        (1.59)          (0.08)         1.81
                                              --------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                   (1.17)        (1.39)           0.27          2.21
Less distributions from
Investment income-- net                            (0.37)        (0.15)          (0.36)        (0.40)
Capital gains                                         --            --           (1.29)        (0.80)
                                              --------------------------------------------------------
TOTAL DISTRIBUTIONS                                (0.37)        (0.15)          (1.65)        (1.20)
                                              --------------------------------------------------------
Net Asset Value, End of Period                    $16.18        $17.72          $19.26        $20.64
                                              ========================================================
TOTAL RETURN (1)                                   (6.69)%       (7.23)%**        2.79%        11.52%
                                              ========================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)         $2,105        $1,917          $2,081        $1,119
Ratio of expenses with reimbursement
to average net assets (2)                           1.95%         2.00%*          2.00%         2.01%
Ratio of expenses without reimbursement
to average net assets                               2.22%         2.00%*          2.23%         2.01%
Ratio of net investment income
to average net assets                               1.77%         1.55%*          1.89%         1.36%
Portfolio turnover rate                            25.80%        14.77%          13.17%        18.01%

  *  Ratios annualized
 **  Returns are not annualized
(1)  Does not include the effect of sales charge
(2) Effective June 1, 2002, the Fund entered into an agreement with SM&R to waive or reduce expenses to 1.30% for Class A and 1.80% for Class B

See notes to financial statements.

                                      63
FIXED INCOME
[GRAPHIC]

[SM&R MUTUAL FUNDS LOGO]

FIXED INCOME

for 2001/2002


Another year has unfolded in our equity bear market journey, and yet again many investors seem to be in full agreement with the timeless remarks of Will Rogers; "I'm more interested in the return of my money than the return on my money."

For fixed income investors, especially those in the government credit markets, the return on their money has indeed retreated, if only measuring interest payments, but the certainty of the return of their money in this rocky environment has likely soothed those concerns (if that debt is indeed backed by the full faith and credit of the U. S. Government, that is).


SM&R'S FIXED INCOME TENETS REMAIN UNCHANGED:

WE'RE CONVINCED our fixed income investors are truly conservative and as such expect investment management prudence

WE INVEST in high quality fixed income instruments

WE MAKE few sector and interest rate bets

WE FOCUS primarily on intermediate term securities to minimize price volatility

WE GIVE primary importance to a reasonable and reliable dividend stream, with total return being a secondary goal


Interesting to watch, in our opinion, will be the long-term traction created by the multi-year out-performance of the fixed income markets, once equity markets begin to act better. We believe a re-focus on the oft-neglected "other" market is a healthy development for investors. Most portfolios, even those focused on a growth strategy, could benefit over time with a consistent allocation to investment grade bonds. While the benefits of an income stream were largely discounted during the growth heyday of the 1990's, it seems a renewed focus on income, whether it be from stocks or bonds, seems to have emerged.

A potential worry, in our opinion, is whether the bond market is a little too richly valued at this point, given its spectacular run over the last couple of years. As always, economic growth, or the lack thereof, and the inflationary outlook will largely determine the answer to this question. Whatever the shorter-term outcomes to these variables, we maintain that the virtues of bond investing, over the long-term, offer more benefit than detriment to the financial future of most investors.

[GRAPHIC]

SM&R GOVERNMENT BOND FUND

MANAGER COMMENTARY


INVESTMENT STRATEGY

The SM&R Government Bond Fund is focused on providing competitive levels of current income to the conservative investor through investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as securities of corporate issuers deemed to be of higher credit quality and financial strength.

Over the past fiscal year ending August 31, 2002, the Fund has provided a total return of 6.08% to Class T investors at net asset value. The year-to-date total return for the eight months ended August 31, 2002, at net asset value, was 5.47%. The Fund has an average maturity of 5.6 years, a market-weighted average coupon of 5.84%, and a modified duration of 3.8 years.

Bonds, particularly government securities free of the effects of corporate accounting scandals and credit events, have enjoyed another year of strong performance as an asset class. We made an important change to the SM&R Government Bond Fund during the year, increasing the minimum exposure to government securities from 65% to 80% of the total portfolio. This structural change limits the Fund's exposure to the corporate bond market at a time of high volatility, increased event risk, and historically high ratios of rating agency downgrades to upgrades. We carefully limit our exposure to corporate credits, striving to maintain a participation in securities of high quality issuers with strong fundamentals to complement our core holdings of U.S. Treasury and agency securities.

Monetary policy remains highly accommodative, and we believe that very low inflation and slow growth are likely to keep the Federal Reserve on hold for the balance of the year. Without significant signs of sustained economic weakness or liquidity concerns, we consider further easing of short-term rates unlikely. The U.S. Government will provide supply into the Treasury market, becoming a net borrower to fund budget deficits developing due to defense and homeland security spending. Additional supply tends to put upward pressure on rates. Additionally, we expect an upward trend in longer-term rates as confidence in an economic recovery strengthens.

                               FIXED INCOME FUNDS

[SM&R MUTUAL FUNDS LOGO]
Securities Management and Research, Inc.

Generally, in a rising rate environment, the bond market does not provide attractive returns in relation to other asset classes, particularly equities. However, given the current volatility and uncertainty of financial markets, the questionable reliability of corporate financial reporting, and the possibility that equity valuations remain inflated are factors to consider in assessing the bond market's future potential. Even as rates rise, bonds will remain an important component of a well-diversified portfolio, and in current market conditions, could continue offering attractive returns on a risk-adjusted basis. Our portfolio is well positioned for an upward trend in rates, with a duration intended to provide price protection and a maturity schedule to provide investment opportunity as rates rise. We anticipate opportunity in intermediate maturities to enhance yield, providing higher levels of current income to our shareholders.

As always, we take the responsibility of managing your investments very seriously, and you have our assurance to do all in our power to earn your continued trust.

Best Regards,

/s/ Anne M. LeMire

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Government Bond Fund

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R GOVERNMENT BOND FUND, CLASS T, THE LIPPER GENERAL U.S. GOVERNMENT FUND INDEX AND LEHMAN BROTHERS GOVERNMENT/MORTGAGE-BACKED SECURITIES INDEX

                                                              SM&R GOVERNMENT BOND FUND
                                                              -------------------------
Lehman Brothers Government/Mortgage-Backed Securities Index            $20,247
Lipper General U.S. Government Fund Index                              $18,338
SM&R Government Bond Fund                                              $17,621

AVERAGE ANNUAL RETURN
Includes maximum sales charge of 4.5% through 8/31/02 for Class T Shares
--------------------------------------------------------------------------
10 YEAR                               5.83%
5 YEAR                                5.49%
1 YEAR                                1.31%

In order to establish a more consistent comparative reporting standard, and to directly compare the results of the SM&R Government Bond Fund with those of its peers, the Lipper General U.S. Government Fund Index will replace the Lehman Brothers Government/Mortgage-Backed Securities Index beginning August 31, 2002.

SM&R Government Bond Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expense and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The current maximum initial sales charge for Class A shares is 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declines to 1% in the third year, and is eliminated thereafter.

Past performance does not guarantee future results.Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.


AVERAGE ANNUAL RETURN
Includes maximum sales charge through 8/31/02. Inception date of these classes is 01/01/99

SHARE     ONE              SINCE
CLASS     YEAR           INCEPTION
-----------------------------------
 A        0.76%            4.31%
 B        2.12%            4.38%

[GRAPHIC]

SM&R GOVERNMENT BOND FUND

HOLDINGS

SCHEDULE OF INVESTMENTS    August 31, 2002

CORPORATE BONDS                                     MATURITY DATE   INTEREST/STATED RATE(%)     FACE AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES -- 3.54%
General Motors Corporation                             05/01/08              6.375               $1,000,000      $1,016,181

DIVERSIFIED FINANCIALS -- 9.55%
J.P. Morgan Chase Company                              02/15/08              6.375                1,000,000       1,075,931
MBNA Master Credit Card Trust                          02/15/12              7.000                  500,000         573,823
Morgan Stanley Group, Incorporated                     03/01/07              6.875                1,000,000       1,090,892
                                                                                                                  2,740,646
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.55%
GTE Corporation                                        04/01/09              7.510                1,000,000       1,019,061

GAS UTILITIES -- 1.85%
National Fuel Gas Company                              02/01/04              7.750                  500,000         531,166

TOTAL CORPORATE BONDS -- 18.49%
(Cost $5,055,864)                                                                                                  5,307,054

FOREIGN BONDS
U S DOLLAR DENOMINATED FOREIGN GOVERNMENT BONDS-- 1.88%
Province of Quebec, Canada                             02/15/09              5.750                  500,000         539,017

TOTAL FOREIGN BONDS -- 1.88%
(Cost $461,390)                                                                                                     539,017

                               FIXED INCOME FUNDS

[SM&R MUTUAL FUNDS LOGO]
Securities Management and Research, Inc.

U S GOVERNMENT AGENCY &
U S GOVERNMENT SECURITIES                          MATURITY DATE       INTEREST/STATED RATE(%)       FACE AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
U S GOVERNMENT AGENCY SECURITIES - 69.54%
Federal Home Loan Bank                                08/05/04                7.380                   $1,000,000       $1,094,762
Federal Home Loan Bank                                10/25/05                6.230                      150,000          164,880
Federal Home Loan Mortgage Corporation                08/01/05                6.750                      165,000          183,652
Federal Home Loan Mortgage Corporation                09/15/06                7.000                       14,821           14,930
Federal Home Loan Mortgage Corporation                03/15/07                7.000                      298,794          313,313
Federal Home Loan Mortgage Corporation                09/15/07                7.000                      660,136          684,430
Federal Home Loan Mortgage Corporation                04/15/23                7.000                    1,000,000        1,005,518
Federal Home Loan Mortgage Corporation                06/15/27                7.500                      512,369          522,779
Federal National Mortgage Association                 04/15/04                3.625                    4,000,000        4,091,908
Federal National Mortgage Association                 05/28/04                3.550                    3,000,000        3,038,235
Federal National Mortgage Association                 09/12/05                6.550                      100,000          111,513
Federal National Mortgage Association                 07/25/07                7.000                      340,538          352,665
Federal National Mortgage Association                 03/16/09                6.320                      250,000          264,072
Federal National Mortgage Association                 05/18/09                6.500                    1,500,000        1,561,195
Federal National Mortgage Association                 01/15/10                7.250                      500,000          592,271
Federal National Mortgage Association                 05/15/30                7.250                    1,500,000        1,843,614
Federal National Mortgage Association                 08/01/30                8.000                      173,860          185,262
Freddie Mac                                           02/15/09                5.500                    2,277,649        2,348,220
Private Export Funding                                01/15/10                7.200                    1,000,000        1,179,767
Tennessee Valley Authority                            12/15/17                6.250                      300,000          326,597
Vende                                                 09/15/15                6.500                       80,723           81,066
                                                                                                                       19,960,649

U S GOVERNMENT SECURITIES -- 1.95%
U S Treasury Bonds                                    02/15/26                6.000                      500,000          559,140

TOTAL U S GOVERNMENT AGENCY &
U S GOVERNMENT SECURITIES-- 71.49%
(Cost $19,459,607)                                                                                                     20,519,789

[GRAPHIC]

SM&R GOVERNMENT BOND FUND

FINANCIALS

SCHEDULE OF INVESTMENTS August 31, 2002

U S GOVERNMENT AND AGENCY
SHORT-TERM OBLIGATIONS                             MATURITY DATE         INTEREST/STATED RATE(%)   FACE AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES-- 6.82%
Federal Home Loan Bank                                   09/11/02                 1.650              $799,000     $798,597
Federal Home Loan Bank                                   09/13/02                 1.670               155,000      154,906
Federal Home Loan Bank                                   09/13/02                 1.720               155,000      154,903
Federal Home Loan Mortgage Corporation                   09/03/02                 1.650               250,000      249,966
Federal Home Loan Mortgage Corporation                   09/24/02                 1.700               600,000      599,320

TOTAL U S GOVERNMENT AND AGENCY
SHORT-TERM OBLIGATIONS -- 6.82%
(Cost $1,957,692)                                                                                                1,957,692

CASH EQUIVALENTS                                                                                     SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------
SM&R Money Market Fund, 1.22% (a)                                                                    92,830         92,830
TOTAL CASH EQUIVALENTS -- 0.32%
(Cost $92,830)                                                                                                      92,830

TOTAL INVESTMENTS -- 99.00%
(Cost $27,027,383)                                                                                              28,416,382

CASH AND OTHER ASSETS,LESS LIABILITIES -- 1.00%                                                                    286,325

NET ASSETS-- 100.00%                                                                                           $28,702,707
                                                                                                               ===========

ABBREVIATIONS

Notes to Schedule of Investments

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2002. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Government Bond Fund are affiliated by having the same investment adviser.

See notes to financial statements.

                               FIXED INCOME FUNDS

[SM&R MUTUAL FUNDS LOGO]
Securities Management and Research, Inc.


STATEMENT OF ASSETS & LIABILITIES
August 31, 2002

ASSETS
Investment in securities, at value(Cost $27,027,383)    $28,416,382
Prepaid expenses                                             19,621
Receivable for:
Capital stock sold                                            9,341
Interest                                                    283,107
Expense reimbursement                                         4,918
Other assets                                                  2,782
TOTAL ASSETS                                             28,736,151

LIABILITIES
Distribution payable                                          1,963
Accrued:
Investment advisory fee                                      11,669
Service fee                                                   5,834
Distribution fee                                              1,919
Other liabilities                                            12,059
TOTAL LIABILITIES                                            33,444
NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)           $28,702,707

NET ASSETS:
Class A                                                  $1,137,439
Class B                                                    $757,960
Class T                                                 $26,807,308
TOTAL NET ASSETS                                        $28,702,707

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
Authorized                                              100,001,150
Outstanding                                                 104,542
Class B:
Authorized                                              100,000,000
Outstanding                                                  69,777
Class T:
Authorized                                               23,000,000
Outstanding                                               2,492,763
Class A:
Net asset value and redemption price per share               $10.88
Offering price per share:
(Net Assets value of $10.88 / 95.25%)                        $11.42
Class B:
Net asset value and offering price per share                 $10.86
Class T:
Net asset value and redemption price per share               $10.75
Offering price per share:
(Net Assets value of $10.75/ 95.5%)                          $11.26

See notes to financial statements.

[GRAPHIC]

SM&R GOVERNMENT BOND FUND

FINANCIALS


STATEMENT OF OPERATIONS
Year Ended August 31, 2002

INVESTMENT INCOME
Interest                              $1,592,100

EXPENSES
Investment advisory fees                 135,923
Service fees                              67,961
Professional fees                         10,017
Custody and transaction fees              14,874
Directors' fees                            8,822
Qualification fees                        23,110
Shareholder reporting expenses             2,149
Insurance expenses                         7,276
Distribution fees                          5,160
Other expenses                                30
TOTAL EXPENSES                           275,322
LESS EXPENSES REIMBURSED                 (16,951)
NET EXPENSES                             258,371
INVESTMENT INCOME-- NET                1,333,729

REALIZED & UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized loss on investments        (185,626)
Change in unrealized appreciation
of investments for the year              477,148
NET GAIN ON INVESTMENTS                  291,522
NET INCREASE IN
NET ASSETS RESULTING
FROM OPERATIONS                       $1,625,251

See notes to financial statements

                               FIXED INCOME FUNDS

[SM&R MUTUAL FUNDS LOGO]
Securities Management and Research, Inc.

STATEMENT OF CHANGES IN NET ASSETS

INCREASE IN NET ASSETS FROM OPERATIONS
                                          YEAR ENDED AUGUST 31,
                                           2002            2001
------------------------------------------------------------------
Investment income-- net                 $1,333,729      $1,351,877
Net realized gain (loss)
on investments                            (185,626)         30,169
Change in unrealized
appreciation                               477,148       1,360,586
Net increase in net assets
resulting from operations                1,625,251       2,742,632

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income -- net
Class A                                    (52,795)         (9,857)
Class B                                    (19,629)         (6,299)
Class T                                 (1,251,921)     (1,335,917)
TOTAL DISTRIBUTIONS
TO SHAREHOLDERS                         (1,324,345)     (1,352,073)

CAPITAL SHARE TRANSACTIONS -- NET
Class A                                    502,024         476,654
Class B                                    538,590         125,710
Class T                                  1,246,357         977,229
TOTAL NET CAPITAL
SHARE TRANSACTIONS                       2,286,971       1,579,593
TOTAL INCREASE                           2,587,877       2,970,152

NET ASSETS
Beginning of Year                       26,114,830      23,144,678
End of Year                            $28,702,707     $26,114,830
                                       -----------     -----------
Undistributed Net Investment Income         $9,283              --

See notes to financial statements.

[GRAPHIC]

SM&R GOVERNMENT BOND FUND

FINANCIALS


FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                         CLASS T SHARES
                                            ----------------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,
                                                  2002           2001           2000           1999           1998
                                            ----------------------------------------------------------------------
Net Asset Value, Beginning of Year          $    10.64     $    10.05     $    10.10     $    10.60     $    10.42
Investment income--net                            0.52           0.58           0.59           0.59           0.64
Net realized and unrealized gain
(loss) on investments                             0.11           0.59          (0.05)         (0.50)          0.20
                                            ----------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  0.63           1.17           0.54           0.09           0.84
Less distributions from
Investment income-- net                          (0.52)         (0.58)         (0.59)         (0.59)         (0.66)
                                            ----------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              (0.52)         (0.58)         (0.59)         (0.59)         (0.66)
                                            ----------------------------------------------------------------------
Net Asset Value, End of Year                $    10.75     $    10.64     $    10.05     $    10.10     $    10.60
                                            ======================================================================
TOTAL RETURN (1)                                  6.08%         11.90%          5.58%          0.76%          8.31%
                                            ======================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)     $   26,807     $   25,278     $   22,928     $   23,368     $   23,982
Ratio of expenses with reimbursement
to average net assets (2)                         0.93%          0.97%          0.98%          1.00%          1.00%
Ratio of expenses without reimbursement
to average net assets                             0.95%          0.97%          0.98%          1.11%          1.00%
Ratio of net investment income
to average net assets                             4.92%          5.55%          5.91%          5.58%          6.08%
Portfolio turnover rate                          25.87%         14.01%         30.87%         22.86%         32.71%

                               FIXED INCOME FUNDS

[SM&R MUTUAL FUNDS LOGO]
Securities Management and Research, Inc.

Selected data for a share of capital stock outstanding throughout the period.

                                                          CLASS A SHARES                           CLASS B SHARES
                                              --------------------------------------    ------------------------------------
                                                                         PERIOD FROM                             PERIOD FROM
                                                                          JAN. 1 TO                               JAN. 1 TO
                                                 YEAR ENDED AUGUST 31,    AUG. 31,       YEAR ENDED AUGUST 31,    AUG. 31,
                                               2002     2001      2000      1999        2002      2001     2000     1999
                                              --------------------------------------    ------------------------------------
Net Asset Value, Beginning of Period          $10.75    $10.14    $10.20   $10.62      $10.74    $10.14   $10.16   10.62
Investment income-- net                         0.48      0.53      0.57     0.30        0.43      0.48     0.49    0.33
Net realized and unrealized
gain (loss) on investments                      0.13      0.61     (0.06)   (0.42)       0.12      0.60    (0.02)  (0.46)
TOTAL FROM INVESTMENT OPERATIONS                0.61      1.14      0.51    (0.12)       0.55      1.08     0.47   (0.13)
Less distributions from
Investment income-- net                        (0.48)    (0.53)    (0.57)   (0.30)      (0.43)    (0.48)   (0.49)  (0.33)
TOTAL DISTRIBUTIONS                            (0.48)    (0.53)    (0.57)   (0.30)      (0.43)    (0.48)   (0.49)  (0.33)
Net Asset Value, End of Period                $10.88    $10.75    $10.14   $10.20      $10.86    $10.74   $10.14   10.16
TOTAL RETURN (1)                                5.82%    11.46%     5.15%   (1.17)%**    5.27%    10.88%    4.74   (1.30)%**

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period                 $1,137,439  $626,372  $127,344  $68,792    $757,960  $210,653  $78,137   $7,743
Ratio of expenses with reimbursement
to average net assets (2)                       1.12%     1.25%     1.25%    1.25%*      1.57%     1.75%    1.75%   1.75%*
Ratio of expenses without reimbursement
to average net assets                           1.80%     1.27%     1.29%    1.42%*      2.61%     1.79%    1.84%   1.77%*
Ratio of net investment income
to average net assets                           4.73%     5.25%     5.68%    5.25%*      4.20%     4.69%    5.12%   4.86%*
Portfolio turnover rate                        25.87%    14.01%    30.87%   22.86%      25.87%    14.01%   30.87%  22.86%

*    Ratios annualized

**   Returns are not annualized

(1)  Does not include the effect of sales charge

(2) Effective June 1, 2002, the Fund entered into an agreement with SM&R to waive or reduce expenses to 0.73% on Classes T and A, and 1.23% on Class B.

See notes to financial statements.

[GRAPHIC]

SM&R TAX FREE FUND

MANAGER COMMENTARY



INVESTMENT STRATEGY

The SM&R Tax Free Fund is a well-diversified portfolio designed to produce monthly tax-free dividends to investors seeking current income, while minimizing federal tax liability. We invest primarily in high quality municipal securities, seeking the highest yield while maintaining an average credit rating of AA.

Over the past fiscal year ending August 31, 2002, the Fund has provided a total return of 5.24% to Class T investors at net asset value. The year-to-date total return for the eight months ended August 31, 2002 was 5.91%. The Fund has an average maturity of 8.15 years, a market-weighted average coupon of 5.10%, and a modified duration of 7.9 years.

Plunging equity markets and corporate scandals have raised an unexpected concern for federal, state, and local governments. During the prosperity of the 1990's, taxing authorities were the beneficiary of tax revenues related to capital gain distributions and gains from exercise of stock options, which had become a considerable portion of corporate compensation packages. With the downturn in the economy came sliding tax receipts - 2001 federal tax revenues from mutual fund capital gain distributions were down 79% from the prior year. While state and local tax revenues are generated primarily from more stable sources, such as property and sales tax, these entities do not escape vulnerability from decreases in income taxes, slowdowns in consumer spending, and reliability on allocations from shrinking federal collections. For these reasons, our fundamental approach to assessing the financial strength of municipal issuers and revenue sources servicing each issue remains key to the selection process for securities held by the SM&R Tax Free Fund. Additionally, we maintain geographic diversification to avoid regional concentration, minimizing risks of economic downturns in specific areas of the country.

                                      76
FIXED INCOME FUNDS

[SM&R MUTUAL FUNDS LOGO]

                                      SECURITIES MANAGEMENT AND RESEARCH, INC.


We have positioned the Fund to limit the negative impact of expected rising interest rates, and we are maximizing tax efficiency for our shareholders by utilizing short-term tax free instruments for cash positions. We believe that municipal bonds will continue to offer compelling tax equivalent yields to investors in most tax brackets, and our commitment to only higher quality issuers will help insulate the portfolio from effects of a weakened tax base.

As always, we take the responsibility of managing your investments very seriously, and you have our assurance to do all in our power to earn your continued trust.

Best Regards,

/s/ ANNE M. LEMIRE

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Tax Free Fund


 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R TAX FREE FUND, CLASS T, THE LIPPER GENERAL MUNICIPAL DEBT INDEX AND LEHMAN BROTHERS MUNICIPAL
                                     INDEX

                               SM&R TAX FREE FUND

[CHART]

Lehman Brothers Municipal Index  $17,096
Lipper General Municipal Debt Index   $15,982
SM&R Tax Free Fund $15,560

AVERAGE ANNUAL RETURN
Includes maximum sales charge of 4.5% through 8/31/02 for Class T Shares


Since Inception          5.05%
5 YEAR                   4.84%
1 YEAR                   0.55%

In order to establish a more consistent comparative reporting standard, and to directly compare the results of the SM&R Tax Free Fund with those of its peers, the Lipper General Municipal Debt Index will replace the Lehman Brothers Municipal Index beginning August 31, 2002.

SM&R Tax Free Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in nt asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expense and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The current maximum initial sales charge for Class A shares is 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declines to 1% in the third year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/02. Inception date of these classes is 01/01/99


SHARE                ONE                SINCE
CLASS                YEAR              INCEPTION
--------------------------------------------------
A                   (0.02)%               3.39%
B                    1.47%                3.39%

[GRAPHIC]

                                                              SM&R TAX FREE FUND

                                                                        HOLDINGS

SCHEDULE OF INVESTMENTS      August 31, 2002


MUNICIPAL BONDS                                                                   MATURITY   INTEREST/STATED    FACE       VALUE
RATING (a)                                                                          DATE         RATE(%)       AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA -- 3.72%
----------------------------------------------------------------------------------------------------------------------------------
A1/A+             California State General Obligation Bonds Unlimited             06/01/11        5.250        $25,000     $26,553
Aaa/AAA           Sacramento, California Municipal Utility District Electric
                  Revenue Bonds, Series I                                         01/01/15        5.750        200,000     215,211
Aaa/AAA           San Francisco, California City and County Sewer
                  Revenue Refunding Bonds                                         10/01/16        5.375        250,000     255,700
                                                                                                                           497,464
----------------------------------------------------------------------------------------------------------------------------------
                  COLORADO -- 1.51%
----------------------------------------------------------------------------------------------------------------------------------
NR/A+             Parkview Metro District Arapahoe County, Colorado
                  General Obligation Bonds VRD (b)                                12/01/12        1.500         90,000      90,000
NR/AAA            Regional Transportation District of Colorado Sales Tax
                  Revenue Refunding Bonds                                         11/01/05        6.150        110,000     111,981
                                                                                                                           201,981
----------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA -- 13.28%
----------------------------------------------------------------------------------------------------------------------------------
NR/AA-            Dade County, Florida Industrial Development Authority
                  Revenue Bonds, Series A VRD (b)                                 01/01/16        1.400        100,000     100,000
Aaa/AAA           Dade County, Florida Water & Sewer System
                  Revenue Bonds                                                   10/01/16        5.375        400,000     428,736
Aaa/NR            Jacksonville, Florida Health Facilities Authority Industrial
                  Development Revenue Bonds (National Benevolent
                  Association), Series B VRD (b)                                  03/01/30        1.400        200,000     200,000
Aaa/AAA           Miami-Dade County Solid Waste System
                  Revenue Bonds                                                   10/01/18        4.750        400,000     407,244
Aaa/AAA           Miami-Dade County, Florida Expressway Authority Toll
                  System Revenue Bonds                                            07/01/29        6.375        400,000     483,080
Aaa/AA+           State of Florida- State Board of Education, Public
                  Education Capital Outlay Bonds, 1992 Series E                   06/01/19        5.750        145,000     156,845
                                                                                                                         1,775,905

MUNICIPAL BONDS                                                                   MATURITY   INTEREST/STATED    FACE       VALUE
RATING (a)                                                                          DATE         RATE(%)       AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA -- 1.35%
----------------------------------------------------------------------------------------------------------------------------------
A2/A+             Municipal Electric Authority of Georgia-Power
                  Revenue Bonds, Series AA                                        01/01/07        5.400       $175,000    $179,853
----------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS -- 13.53%
----------------------------------------------------------------------------------------------------------------------------------
Aaa/AAA           Chicago, Illinois-General Obligation Bonds Unlimited            01/01/25        5.125        100,000     100,489
Aaa/AAA           Chicago, Illinois-Park District General Obligation
                  Bonds Unlimited, Series C                                       01/01/16        4.850        230,000     236,424
Aa2/AA+           Illinois Health Facilities Authority-Revenue Bonds,
                  Series A, (Northwestern Memorial Hospital)                      08/15/24        6.000        100,000     103,585
Aa2/AA+           Illinois Health Facilities Authority-Revenue Bonds,
                  Series 1994A, (Northwestern Memorial Hospital)                  08/15/14        6.100        200,000     211,182
Aaa/AAA           Illinois Health Facilities Authority-Revenue Bonds,
                  Series B, (Blessing Hospital) VRD (b)                           11/15/29        1.450        150,000     150,000
Aaa/AAA           Illinois State Toll Highway Authority-Highway Priority
                  Revenue Bonds, Series A-FGIC                                    01/01/17        5.750        175,000     181,090
Aaa/AAA           Regional Transportation Authority of Illinois Revenue
                  Bonds, Refunding MBIA                                           06/01/18        5.500        200,000     213,892
Aaa/NR            Rockford, Illinois-General Obligation Bonds Unlimited           12/15/18        4.500        180,000     179,167
Aa2/AAA           State of Illinois-Build Illinois Bonds, Sales Tax Revenue
                  Bonds, Series V                                                 06/15/17        6.375        200,000     227,242
Aaa/AAA           State of Illinois-General Obligation Bonds Unlimited            03/01/19        5.000        200,000     205,718
                                                                                                                         1,808,789
----------------------------------------------------------------------------------------------------------------------------------
                  KANSAS -- 0.75%
----------------------------------------------------------------------------------------------------------------------------------
NR/AA             Shawnee, Kansas - Industrial Revenue Bonds VRD (b)              12/01/09        1.350        100,000     100,000
----------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA -- 5.36%
----------------------------------------------------------------------------------------------------------------------------------
Aaa/AAA           Louisiana Public Facilities Authority Hospital
                  Revenue Bonds, Series C                                         07/01/19        5.000        400,000     405,668
Aaa/AAA           New Orleans, Louisiana Sewer Service
                  Revenue Bonds                                                   06/01/18        5.000        300,000     310,758
                                                                                                                           716,426

[GRAPHIC]

MUNICIPAL BONDS                                                                   MATURITY   INTEREST/STATED    FACE       VALUE
RATING (a)                                                                          DATE         RATE(%)       AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS -- 3.81%
----------------------------------------------------------------------------------------------------------------------------------
Aaa/AAA           Massachusetts State Water Revenues Authority,
                  General Purpose - Series A                                      11/01/21        5.500       $450,000    $509,917
----------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI -- 0.75%
----------------------------------------------------------------------------------------------------------------------------------
NR/AAA            Springfield Missouri Industrial Development Authority
                  Multifamily Housing Revenue Bonds VRD (b)                       12/01/19        1.400        100,000     100,000
----------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO -- 0.81%
----------------------------------------------------------------------------------------------------------------------------------
Aaa/AAA           Central Consolidated School District No.22
                  San Juan County, New Mexico
                  General Obligation School Building Bonds                        08/15/09        5.300        100,000     107,935
----------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK -- 8.47%
----------------------------------------------------------------------------------------------------------------------------------
A2/A              New York City, New York-General Obligation
                  Bonds Unlimited, Series J                                       08/01/18        5.000        200,000     203,128
Aaa/AAA           New York City, New York- General Obligation
                  Bonds Unlimited, Series J                                       02/15/07        5.000        100,000     108,738
Aa2/AA+           New York City, New York-Transitional Financial
                  Authority Revenue Bonds, Series C                               05/01/19        5.000        250,000     257,790
Aaa/AAA           New York - State Tollway Authority
                  Highway & Bridge Revenue Bonds, Series B                        04/01/10        3.850        200,000     204,490
Aa3/AA-           Triborough Bridge & Tunnel Authority, New York,
                  Revenue Bonds, General Purpose - Series B                       01/01/27        5.200        350,000     357,815
                                                                                                                         1,131,961
----------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA -- 0.81%
----------------------------------------------------------------------------------------------------------------------------------
Aaa/AAA           City of Charlotte, North Carolina-General Obligation
                  Public Improvement Bonds, Series 1994                           02/01/08        5.700        100,000     107,793
----------------------------------------------------------------------------------------------------------------------------------
                  OHIO -- 3.28%
----------------------------------------------------------------------------------------------------------------------------------
Aaa/AAA           Franklin County, Ohio- General Obligation Bonds Limited         12/01/08        5.100        300,000     328,125
Aaa/AAA           Franklin County, Ohio- General Obligation Bonds Limited         12/01/11        5.300        100,000     110,008
                                                                                                                           438,133

MUNICIPAL BONDS                                                                   MATURITY   INTEREST/STATED    FACE       VALUE
RATING (a)                                                                          DATE         RATE(%)       AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA -- 0.53%
----------------------------------------------------------------------------------------------------------------------------------
Aaa/NR            Oklahoma Housing Finance Agency-Single Family
                  Mortgage Revenue Bonds (Homeownership Loan
                  Program), 1994 Series A-1 (c)                                   09/01/07        6.250        $70,000     $71,410
----------------------------------------------------------------------------------------------------------------------------------
                  OREGON -- 1.63%
----------------------------------------------------------------------------------------------------------------------------------
A1/AAA            City of Portland, Oregon- Sewer System Revenue
                  Bonds, 1994 Series A                                            06/01/15        6.250        200,000     218,060
----------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA -- 0.77%
----------------------------------------------------------------------------------------------------------------------------------
Aa2/AA            Pennsylvania State General Obligation Bonds Unlimited,
                  Refunding & Projects-First Series                               04/15/06        5.000        100,000     103,628
----------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND -- 0.77%
----------------------------------------------------------------------------------------------------------------------------------
Aa2/AA+           Rhode Island Housing & Mortgage Financial Corporation,
                  Homeownership Opportunity, Series 20-A                          04/01/17        6.150        100,000     103,307
----------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE -- 1.52%
----------------------------------------------------------------------------------------------------------------------------------
A1/AA             Tennessee Housing Development Agency-Mortgage
                  Finance Program Bonds, 1994 Series B (c)                        01/01/09        6.200        200,000     202,916
----------------------------------------------------------------------------------------------------------------------------------
                  TEXAS -- 20.26%
----------------------------------------------------------------------------------------------------------------------------------
Aaa/AAA           Austin, Texas - Community College District
                  Revenue Bonds                                                   02/01/10        4.000        100,000     102,516
Aaa/AAA           Baytown, Texas- Water and Sewer Revenue Bonds                   02/01/14        5.950        100,000     107,731
Aaa/AAA           Board of Regents of The University of Texas System-
                  Permanent University Fund, Refunding Bonds,
                  Series 1992A                                                    07/01/13        6.250        155,000     186,260
Aaa/AAA           City of Austin, Texas-Combined Utility Systems
                  Revenue Refunding Bonds, Series 1994                            05/15/16        6.250         80,000      88,754
Aaa/AAA           Collin County, Texas- Community College District,
                  Consolidated Fund, Revenue Bonds                                02/01/15        5.250        400,000     417,916

[GRAPHIC]

MUNICIPAL BONDS                                                                   MATURITY   INTEREST/STATED    FACE       VALUE
RATING (a)                                                                          DATE         RATE(%)       AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                  TEXAS -- 20.26% (CONT'D)
----------------------------------------------------------------------------------------------------------------------------------
Aaa/AAA           Dallas-Fort Worth International Airport- Dallas-Fort
                  Worth Regional Airport, Joint Revenue Refunding
                  Bonds, Series 1994A                                             11/01/10        6.000       $100,000    $108,448
Aaa/AAA           Dallas, Texas - Independent School District,
                  General Obligation Bonds Unlimited                              02/15/09        4.200        100,000     105,017
Aaa/NR            Flower Mound, Texas- Refunding and Improvement,
                  General Obligation Bonds Unlimited                              03/01/17        5.500        200,000     214,548
Aaa/NR            Galveston County, Texas- Public Improvements,
                  General Obligation Bonds Unlimited                              02/01/10        4.300         25,000      26,114
Aaa/NR            Galveston County, Texas- Public Improvements,
                  General Obligation Bonds Limited                                02/01/11        4.375        125,000     130,776
Aa1/AA+           Harris County, Texas- Tax and Revenue Certificates
                  of Obligation, Series 1994                                      10/01/13        6.100        125,000     136,399
Aaa/AAA           League City, Texas - Public Improvements,
                  General Obligation Bonds Limited                                02/15/13        4.750        100,000     106,180
Aaa/AAA           Mission Texas Consolidated Independent School District-
                  General Obligation Bonds Unlimited                              02/15/18        4.500        200,000     198,676
Aaa/AAA           Rockwell, Texas - Waterworks & Sewer
                  General Obligation Bonds Limited                                08/01/11        3.700        115,000     114,824
Aaa/NR            Tarrant County Health Facilities Development
                  Corporation- Health System Revenue Bonds,
                  (Harris Methodist Health System), Series 1994 (d)               09/01/14        6.000        200,000     236,294
Aaa/AAA           Texas Turnpike Authority- Dallas North Tollway System
                  Revenue Bonds, Series 1995
                  (President George Bush Turnpike)                                01/01/15        5.400        100,000     105,454
Aaa/NR            Weslaco, Texas Independent School District
                  General Obligation Bonds                                        02/15/13        5.650        100,000     107,765
Aaa/AAA           West University Place, Texas- General Obligation
                  Bonds Limited, Permanent Improvement                            02/01/14        5.650        100,000     110,780
NR/AAA            Wylie, Texas Independent School District General
                  Obligation Bonds Unlimited                                      08/15/12        4.375        100,000     103,945
                                                                                                                         2,708,397

FIXED INCOME FUNDS

[SM&R MUTUAL FUNDS LOGO]

                                      SECURITIES MANAGEMENT AND RESEARCH, INC .

MUNICIPAL BONDS                                                                   MATURITY   INTEREST/STATED    FACE       VALUE
RATING (a)                                                                          DATE         RATE(%)       AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                  UTAH -- 3.38%
----------------------------------------------------------------------------------------------------------------------------------
Aa2/NR            Eagle Mountain, Utah - Gas & Electric Revenue Bonds VRD (b)     12/01/25        1.350       $300,000    $300,000
Aa1/AAA           Utah Housing Finance Agency- Single Family
                  Mortgage Bonds, 1995 Issue A, (Federally
                  Insured or Guaranteed Mortgage Loans) (c)                       07/01/12        7.150         15,000      15,853
Aa1/NR            Utah State Housing Financial Agency-
                  Single Family Mortgage Bonds, Series F1                         07/01/13        6.000         45,000      46,639
Aa2/AA            Utah State Housing Financial Agency-Single Family
                  Revenue Bonds (c)                                               07/01/21        6.000         85,000      89,332
                                                                                                                          451, 824
----------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON -- 11.34%
----------------------------------------------------------------------------------------------------------------------------------
Aaa/AAA           City of Richland, Washington- Water and Sewer
                  Improvement Revenue Bonds, 1993                                 04/01/07        5.550        300,000     310,413
NR/AAA            King County, Washington- Department of
                  Metropolitan Services, Limited Tax General
                  Obligation Bonds, 1994 Series A                                 01/01/08        5.800        200,000     214,832
Aa1/AA+           King County, Washington- Limited Tax General
                  Obligation and Refunding Bonds, 1993 Series A                   12/01/10        6.000        100,000     105,680
Aaa/AAA           Municipality of Metropolitan Seattle Sewer
                  Refunding Revenue Bonds, Series X                               01/01/15        5.400        100,000     103,360
Aa1/AA+           Port of Seattle, Washington-General Obligation Bonds (c)        05/01/14        5.750        100,000     104,118
Aaa/AAA           Seattle, Washington-Municipal Light & Power
                  Revenue Bonds, Series B                                         06/01/24        5.000        100,000      99,076
Aa1/AA+           State of Washington- General Obligation Bonds,
                  Series 1994B                                                    05/01/09        5.750        100,000     106,124
Aa1/AA+           State of Washington- General Obligation Bonds,
                  Series 1994B                                                    09/01/16        6.000        100,000     107,589

[GRAPHIC]

MUNICIPAL BONDS                                                                   MATURITY   INTEREST/STATED    FACE       VALUE
RATING (a)                                                                          DATE         RATE(%)       AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON -- 11.34% (CONT'D)
----------------------------------------------------------------------------------------------------------------------------------
Aa1/AA+           State of Washington- General Obligation Bonds Unlimited,
                  Series B                                                        05/01/18       5.500        $300,000    $337,422
Aaa/AAA           Washington State Public Power Supply System Nuclear
                  Project Number 1 Refunding Revenue Bonds, Series C              07/01/10       5.500          25,000      27,569
                                                                                                                         1,516,183
----------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN -- 1.53%
----------------------------------------------------------------------------------------------------------------------------------
Aa2/AA            City of Green Bay- General Obligation
                  Refunding Bonds, Series 1994B                                   04/01/09       5.900         200,000     204,816

TOTAL MUNICIPAL BONDS -- 99.16%
(Cost $12,413,003)                                                                                                      13,256,698


CASH EQUIVALENTS                                                                                             SHARES
----------------------------------------------------------------------------------------------------------------------------------
SM&R Money Market Fund, 1.22% (e)                                                                             55,093        55,093

TOTAL CASH EQUIVALENTS -- 0.41%
----------------------------------------------------------------------------------------------------------------------------------
(Cost $55,093)                                                                                                              55,093
TOTAL INVESTMENTS -- 99.57%
----------------------------------------------------------------------------------------------------------------------------------
(Cost $12,468,096)                                                                                                      13,311,791

CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.43%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            57,806

NET ASSETS-- 100.00%                                                                                                   $13,369,597
==================================================================================================================================

ABBREVIATIONS
VRD - Variable Rate Demand

NOTES TO SCHEDULE OF INVESTMENTS

(a) Ratings assigned by Moody's Investor's Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Ratings are unaudited.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(c)  Security subject to the alternative minimum tax.

(d) Issuer has defeased these bonds, collateral for such defeasance is U.S. Government obligations.

(e) The rate quoted is the annualized seven-day yield of the fund at August 31, 2002. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Tax Free Fund are affiliated by having the same investment adviser.

See notes to financial statements.

FIXED INCOME FUNDS

[SM&R MUTUAL FUNDS LOGO]

                                      SECURITIES MANAGEMENT AND RESEARCH, INC.

STATEMENT OF ASSETS & LIABILITIES
August 31, 2002

ASSETS
Investment in securities, at value (Cost $12,468,096)  $ 13,311,791
Prepaid expenses                                             23,831
Receivable for:
Capital stock sold                                              302
Interest                                                    159,684
Expense reimbursement                                         4,003
Other assets                                                  3,211
TOTAL ASSETS                                             13,502,822

LIABILITIES
Investment securities purchased                             114,598
Distribution payable                                          2,273
Accrued:
Investment advisory fee                                       5,386
Service fee                                                   2,693
Distribution fee                                                843
Other liabilities                                             7,432
TOTAL LIABILITIES                                           133,225
NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)          $ 13,369,597

NET ASSETS:
Class A                                                $    384,438
Class B                                                $    513,273
Class T                                                $ 12,471,886
TOTAL NET ASSETS                                       $ 13,369,597

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
Authorized                                              100,000,101
Outstanding                                                  35,298
Class B:
Authorized                                              100,000,000
Outstanding                                                  47,104
Class T:
Authorized                                               21,000,000
Outstanding                                               1,155,032
Class A:
Net asset value and redemption price per share         $      10.89
Offering price per share:
(Net Assets value of $10.89 / 95.25%)                  $      11.43
Class B:
Net asset value and offering price per share           $      10.90
Class T:
Net asset value and redemption price per share         $      10.80
Offering price per share:
(Net Assets value of $10.80 / 95.5%)                   $      11.31

See notes to financial statements.

[GRAPHIC]

STATEMENT OF OPERATIONS
Year Ended August 31, 2002

INVESTMENT INCOME

Interest                           $    640,213

EXPENSES
Investment advisory fees                 62,885
Service fees                             31,443
Professional fees                         5,417
Custody and transaction fees              8,505
Directors' fees                           8,822
Qualification fees                       11,135
Shareholder reporting expenses              582
Insurance expenses                        3,623
Distribution fees                         2,579
Other expenses                               30
TOTAL EXPENSES                          135,021
LESS EXPENSES REIMBURSED                (38,174)
NET EXPENSES                             96,847
INVESTMENT INCOME-- NET                 543,366

REALIZED & UNREALIZED GAIN ON
INVESTMENTS
Change in unrealized appreciation
of investments for the year             109,065
NET GAIN ON INVESTMENTS                 109,065
NET INCREASE IN
NET ASSETS RESULTING
FROM OPERATIONS                    $    652,431


STATEMENT OF CHANGES IN NET ASSETS

INCREASE IN NET ASSETS FROM OPERATIONS

                                          YEAR ENDED AUGUST 31,
                                             2002           2001
                                       -------------------------
Investment income -- net               $  543,366    $   533,668
Net realized gain on investments               --             20
Change in unrealized appreciation         109,065        528,842
Net increase in net assets
resulting from operations                 652,431      1,062,530

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income -- net
Class A                                   (12,919)       (10,022)
Class B                                   (10,159)        (5,454)
Class T                                  (514,001)      (518,222)
Capital gains
Class A                                        --           (370)
Class B                                        --           (197)
Class T                                        --        (18,752)
TOTAL DISTRIBUTIONS
TO SHAREHOLDERS                          (537,079)      (553,017)

CAPITAL SHARE TRANSACTIONS -- NET
Class A                                   135,841         22,843
Class B                                   330,031         57,496
Class T                                   663,554        177,418
TOTAL NET CAPITAL
SHARE TRANSACTIONS                      1,129,426        257,757
TOTAL INCREASE                          1,244,778        767,270

NET ASSETS
Beginning of Year                      12,124,819     11,357,549
End of Year                           $13,369,597    $12,124,819
-----------------------------------------------------------------
Undistributed Net Investment Income   $     6,257             --

See notes to financial statements.

FIXED INCOME FUNDS

[SM&R MUTUAL FUNDS LOGO]

                                      SECURITIES MANAGEMENT AND RESEARCH, INC.


FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                          CLASS T SHARES
                                                 ----------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,
                                                   2002            2001            2000            1999            1998
                                                 ----------------------------------------------------------------------
Net Asset Value, Beginning of Year               $10.71          $10.25          $10.14          $10.64          $10.27
Investment income--net                             0.46            0.48            0.49            0.48            0.49
Net realized and unrealized
gain (loss) on investments                         0.08            0.48            0.12           (0.50)           0.37
                                                 ----------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                   0.54            0.96            0.61           (0.02)           0.86
Less distributions from
Investment income-- net                           (0.45)          (0.48)          (0.49)          (0.48)          (0.49)
Capital gains                                        --           (0.02)          (0.01)             --              --
                                                 ----------------------------------------------------------------------
TOTAL DISTRIBUTIONS                               (0.45)          (0.50)          (0.50)          (0.48)          (0.49)
                                                 ----------------------------------------------------------------------
Net Asset Value, End of Year                     $10.80          $10.71          $10.25          $10.14          $10.64
                                                 ======================================================================
TOTAL RETURN (1)                                   5.24%           9.59%           6.16%          (0.28)%          8.58%
                                                 ======================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)         $12,472         $11,700         $11,030         $11,218         $11,058
Ratio of expenses with reimbursement
to average net assets (2)                          0.75%           0.75%           0.75%           0.73%           0.75%
Ratio of expenses without reimbursement
to average net assets                              1.05%           1.08%           1.11%           1.23%           1.25%
Ratio of net investment income
to average net assets                              4.34%           4.59%           4.84%           4.53%           4.60%
Portfolio turnover rate                            8.80%           0.18%           7.61%           5.09%          12.77%



(1)  Does not include the effect of sales charge

(2) Effective June 1, 2002, the Fund entered into an agreement with SM&R to waive or reduce expenses to 0.75% on Class T.


See notes to financial statements.

[GRAPHIC]

Selected data for a share of capital stock outstanding throughout the period.

                                                                 CLASS A SHARES
                                           -----------------------------------------------------------
                                                                                         PERIOD FROM
                                                                                          JAN. 1 TO
                                                       YEAR ENDED AUGUST 31,               AUG. 31,
                                                  2002           2001           2000           1999
                                            ----------------------------------------------------------
Net Asset Value, Beginning of Period            $10.80         $10.33         $10.22         $10.68
Investment income-- net                           0.43           0.46           0.46           0.21
Net realized and unrealized
gain (loss) on investments                        0.09           0.49           0.12          (0.46)
                                              ----------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  0.52           0.95           0.58          (0.25)
Less distributions from
Investment income-- net                          (0.43)         (0.46)         (0.46)         (0.21)
Capital gains                                       --          (0.02)         (0.01)            --
                                              ----------------------------------------------------------
TOTAL DISTRIBUTIONS                              (0.43)         (0.48)         (0.47)         (0.21)
                                              ----------------------------------------------------------
Net Asset Value, End of Period                  $10.89         $10.80         $10.33         $10.22
                                              ==========================================================
TOTAL RETURN (1)                                  4.99%          9.34%          5.86%         (2.37)%**
                                              ==========================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period $384,438            $245,697       $211,755       $194,917       $513,273
Ratio of expenses with reimbursement
to average net assets (2)                         0.93%          1.00%          1.00%          1.51%*
Ratio of expenses without reimbursement
to average net assets                             1.26%          1.33%          1.35%          2.02%*
Ratio of net investment income
to average net assets                             4.14%          4.34%          4.59%          3.69%*
Portfolio turnover rate                           8.80%          0.18%          7.61%          5.09%

                                                                CLASS B SHARES
                                           -----------------------------------------------------------
                                                                                          PERIOD FROM
                                                                                           JAN. 1 TO
                                                                                            AUG. 31,
                                                 2002           2001           2000           1999
                                            ----------------------------------------------------------
Net Asset Value, Beginning of Period            $10.79         $10.32         $10.20         $10.68
Investment income-- net                           0.37           0.40           0.41           0.18
Net realized and unrealized
gain (loss) on investments                        0.11           0.49           0.13          (0.48)
                                            ----------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  0.48           0.89           0.54          (0.30)
Less distributions from
Investment income-- net                          (0.37)         (0.40)         (0.41)         (0.18)
Capital gains                                       --          (0.02)         (0.01)            --
                                            ----------------------------------------------------------
TOTAL DISTRIBUTIONS                              (0.37)         (0.42)         (0.42)         (0.18)
                                            ----------------------------------------------------------
Net Asset Value, End of Period                  $10.90         $10.79         $10.32         $10.20
                                            ==========================================================
TOTAL RETURN (1)                                  4.57%          8.74%          5.47%         (2.85)%**

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period                     $513,273       $178,880       $115,025       $113,143
Ratio of expenses with reimbursement
to average net assets (2)                         1.42%          1.50%          1.50%          2.01%*
Ratio of expenses without reimbursement
to average net assets                             1.75%          1.84%          1.87%          2.52%*
Ratio of net investment income
to average net assets                             3.65%          3.82%          4.12%          3.20%*
Portfolio turnover rate                           8.80%          0.18%          7.61%          5.09%



*    Ratios annualized

**   Returns are not annualized

(1)  Does not include the effect of sales charge.

(2) Effective June 1, 2002, the Fund entered into an agreement with SM&R to waive or reduce expenses to 0.75% on Class A and 1.25% on Class B.

See notes to financial statements.

FIXED INCOME FUNDS

[SM&R MUTUAL FUNDS LOGO]

                                      SECURITIES MANAGEMENT AND RESEARCH, INC .


                 (This page has been left blank intentionally.)

                                       89
[GRAPHIC]

SM&R PRIMARY FUND

MANAGER COMMENTARY





INVESTMENT OBJECTIVE

The SM&R Primary Fund seeks maximum current income consistent with capital preservation and liquidity, principally through investments in commercial paper. Although the Fund strives for share price stability, it is not a money market fund, and may go slightly over or under the $1 share price at times. Beyond commercial paper, the Fund may also invest in U.S. Government obligations, corporate debt obligations maturing in five years or less and rated at least "A", CD's and repurchase agreements.

Over the past fiscal year ending August 31, 2002, the Fund has provided a total return of 1.33%. The Fund has an average maturity of 1.2 years, a market-weighted average coupon of 0.96%, and a modified duration of .69 years.

Once again the previous 12 months have provided fixed income investors solace from the continued decline in the equity markets. The loss of capital generally experienced by equity market investors has largely been avoided by bond market participants, although interest income has been declining. Continuing concerns over the state of the U.S. economy have led the Federal Reserve to maintain historically low short-term interest rates. Currently, the Federal Funds target sits at 1.75%. Given the slow economic growth and very low inflationary picture, we believe the Federal Reserve is likely to leave interest rates unchanged for the balance of the year.

At some point interest rates are likely to begin rising. When this occurs it is important to remember that the Primary Fund's ultra short-term average maturity posture will provide greater insulation from declining bond prices than will portfolios of extended maturity levels. However, the current volatility and uncertainty of financial markets, the questionable reliability of corporate financial reporting, and the possibility that equity valuations remain inflated are factors to be considered when

[SM&R MUTUAL FUNDS LOGO]

assessing the bond market's future potential. Even as rates rise, bonds will remain an important component of a well-diversified portfolio, and in current market conditions, could continue offering attractive returns on a risk-adjusted basis.

As always, we take the responsibility of managing your investments very seriously, and you have our assurance to do all in our power to earn your continued trust.

Best Regards,

/s/Anne M. LeMire

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Primary Fund


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R PRIMARY FUND, LIPPER SHORT INVESTMENT GRADE FUND INDEX AND LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX
SM&R PRIMARY FUND

[CHART]

[CHART]

AVERAGE ANNUAL RETURN
Through 8/31/02.  Inception date
of this fund 03/16/92.

10 YEAR               4.26%
5 YEAR                4.42%
1 YEAR                1.33%

[CHART]

Lehman Brothers
Government/Credit Index $18,676
Lipper Short Inv. Grade Fund Index $17,253
SM&R Primary Fund $15,180


In order to establish a more consistent comparative reporting standard, and to directly compare the results of the SM&R Primary Fund with those of its peers, the Lipper Short Investment Grade Fund Index will replace the Lehman Brothers Government/Credit Index beginning August 31, 2002.

SM&R Primary Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Primary Fund does not have a sales charge. Average annual returns include reinvestment of all dividends and capital gains. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

                                       91
[GRAPHICS]

HOLDINGS



SCHEDULE OF INVESTMENTS  August 31, 2002

COMMERCIAL PAPER                            MATURITY DATE  INTEREST/STATED RATE(%)  FACE AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 2.50%
Viad Corporation                               09/23/02              1.850          $  684,000     $  683,191

COMMUNICATIONS EQUIPMENT -- 3.77%
Cox Enterprises Incorporated                   09/16/02              2.050           1,030,000      1,029,061

COMPUTERS & PERIPHERALS -- 8.92%
Hewlett-Packard Company                        10/09/02              1.900           1,267,000      1,264,392
Motorola Incorporated                          09/09/02              2.050           1,171,000      1,170,398
                                                                                                    2,434,790

DIVERSIFIED FINANCIALS -- 8.02%
General Motors Acceptance Corporation          09/18/02              2.000           1,190,000      1,188,809
Sears Roebuck Acceptance Corporation           09/04/02              2.000           1,000,000        999,778
                                                                                                    2,188,587

ELECTRIC UTILITIES -- 18.81%
American Electric Power Company Incorporated   09/06/02              2.110           1,025,000      1,024,639
Arizona Public Service Company                 09/04/02              1.860             970,000        969,799
Dominion Resources Incorporated                10/03/02              1.920           1,161,000      1,158,957
Empire District Electric Company               09/17/02              2.100             912,000        911,094
Potomac Electric Power Company                 09/05/02              1.820           1,071,000      1,070,729
                                                                                                    5,135,218

FOOD PRODUCTS -- 4.79%
General Mills Incorporated                     10/02/02              2.000           1,310,000      1,307,667

FOOD & DRUG RETAILING -- 3.23%
Safeway Incorporated                           10/22/02              1.820             883,000        880,676

                                       92
[SM&R MUTUAL FUNDS LOGO]

COMMERCIAL PAPER                            MATURITY DATE  INTEREST/STATED RATE(%)  FACE AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------
GAS UTILITIES -- 8.88%
Consolidated Natural Gas Company                 09/25/02           1.950           $1,231,000   $1,229,333
KeySpan Corporation                              10/07/02           1.800              615,000      613,862
Laclede Gas Company                              09/11/02           1.850              581,000      580,672
                                                                                                  2,423,867

HOUSEHOLD DURABLES -- 7.31%
Centex Corporation                               09/20/02           1.880           1,086,000    1,084,865
Whirlpool Corporation                            09/13/02           1.800             911,000      910,407
                                                                                                 1,995,272

INSURANCE -- 4.69%
SAFECO Corporation                               09/03/02           1.900           1,281,000    1,280,797

LEISURE EQUIPMENT & PRODUCTS -- 3.73%
Mattel Incorporated                              09/24/02           1.950           1,021,000     1,019,671

PAPER & FOREST PRODUCTS -- 3.55%
MeadWestvaco Corporation                         09/10/02           1.900             970,000       969,487

PHARMACEUTICALS -- 4.26%
Wyeth                                            09/09/02           1.900           1,164,000     1,163,446

TRANSPORTATION INFRASTRUCTURE -- 2.02%

Hertz Corporation                                09/12/02           2.030             553,000       552,626

TOTAL COMMERCIAL PAPER -- 84.48%
(Cost $23,064,356)                                                                               23,064,356

[GRAPHIC]

SCHEDULE OF INVESTMENTS August 31, 2002

CORPORATE BONDS                                            MATURITY DATE    INTEREST/STATED RATE(%)   FACE AMOUNT  VALUE
------------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.90%
Armstrong World Industries, Incorporated (a)                   08/15/03            6.350               $500,000   $245,000

COMMUNICATIONS EQUIPMENT -- 1.78%
TCI Communications, Incorporated                               05/01/03            6.375                500,000    486,250

DIVERSIFIED FINANCIALS -- 2.92%
Household Finance Corporation                                  08/15/03            6.250                265,000    269,709
Transamerica Financial Corporation                             05/14/04            6.370                500,000    527,294
                                                                                                                   797,003

ELECTRIC UTILITIES -- 1.93%
West Penn Power Company                                        06/01/04            6.375                500,000    527,339

HOTELS, RESTAURANTS & LEISURE -- 1.50%
Carnival Cruise Lines                                          10/01/03            6.150                400,000    410,122

TOTAL CORPORATE BONDS -- 9.03%
(Cost $2,652,696)                                                                                                2,465,714

MUNICIPAL BONDS
WATER & SEWER -- 1.96%

Lower Colorado River Authority, Texas Revenue Bonds,
Refunding and Improvement Series C
(Rating(b) Aaa/AAA)                                             05/15/04           6.820               500,000     535,520

TOTAL MUNICIPAL BONDS -- 1.96%
(Cost $ 500,441)                                                                                                   535,520

                                       94
[SM&R MUTUAL FUNDS LOGO]

U S GOVERNMENT AGENCY AND
U S GOVERNMENT SECURITIES                               MATURITY DATE    INTEREST/STATED RATE(%)  FACE AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------------
U S GOVERNMENT AGENCY SECURITIES -- 0.76%

Federal Home Loan Bank                                     11/10/03             5.750               $200,000      $208,857
U S GOVERNMENT SECURITIES -- 3.74%

U S Treasury Bonds                                         02/15/29             5.250              1,000,000     1,020,312

TOTAL U.S. GOVERNMENT AGENCY AND

U.S. GOVERNMENT SECURITIES-- 4.50%
(Cost $1,082,949)                                                                                                1,229,169

TOTAL INVESTMENTS -- 99.97%
(Cost $27,300,442)                                                                                              27,294,759

CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.03%
                                                                                                                    9,275

NET ASSETS -- 100.00%                                                                                         $27,304,034


Notes to Schedule of Investments

(a) Security is in default of interest.
(b) Ratings assigned by Moody's Investor's Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Ratings are unaudited.

See notes to financial statements.

                                       95
[GRAPHIC]

FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2002


ASSETS
--------------------------------------------------------------------------
Investment in securities, at value (Cost $27,300,442)          $27,294,759
Cash                                                                   663
Prepaid expenses                                                     4,738
Receivable for:
Capital stock sold                                                   3,369
Interest                                                            65,514
Other assets                                                         2,782
TOTAL ASSETS                                                    27,371,825

LIABILITIES
--------------------------------------------------------------------------
Distribution payable                                                 2,731
Capital stock reacquired                                            38,938
Accrued:
Investment advisory fee                                             11,322
Service fee                                                          5,661
Other liabilities                                                    9,139
TOTAL LIABILITIES                                                   67,791
NET ASSETS                                                     $27,304,034

Shares of capital stock outstanding,
(2,176,000,000 shares authorized,
$.01 par value per share)                                       27,458,244

Net asset value                                                      $0.99

STATEMENT OF OPERATIONS
Year Ended August 31, 2002

INVESTMENT INCOME
--------------------------------------------------------------------------
Interest                                                          $851,792

EXPENSES
--------------------------------------------------------------------------
Investment advisory fees                                           137,978
Service fees                                                        68,989
Professional fees                                                    4,617
Custody and transaction fees                                        20,484
Directors' fees                                                      7,733
Qualification fees                                                   4,789
Shareholder reporting expenses                                       2,137
Insurance expenses                                                   7,931
Other expenses                                                         104
TOTAL EXPENSES                                                     254,762
LESS EXPENSES REIMBURSED                                           (34,263)
NET EXPENSES                                                       220,499
INVESTMENT INCOME-- NET                                            631,293

REALIZED & UNREALIZED GAIN
(LOSS) ON INVESTMENTS
--------------------------------------------------------------------------
Net realized loss on investments                                  (104,903)
Change in unrealized appreciation
of investments for the year                                         27,022
NET LOSS ON INVESTMENTS                                            (77,881)
NET INCREASE IN
NET ASSETS RESULTING
FROM OPERATIONS                                                   $553,412

See notes to financial statements.


                                       96
[SM&R MUTUAL FUNDS LOGO]


STATEMENT OF CHANGES IN NET ASSETS

INCREASE IN NET ASSETS FROM OPERATIONS

                                                                                           YEAR ENDED AUGUST 31,
                                                                                      2002                        2001
                                                                           ----------------------------------------------
Investment income-- net                                                           $631,293                  $1,302,912
Net realized gain (loss) on investments                                           (104,903)                      5,882
Change in unrealized appreciation                                                   27,022                     176,100
Net increase in net assets resulting from operations                               553,412                   1,484,894

DISTRIBUTIONS TO SHAREHOLDERS FROM
--------------------------------------------------------------------------------------------------------------------------
Investment income-- net                                                           (631,293)                 (1,302,912)

CAPITAL SHARE TRANSACTION -- NET
--------------------------------------------------------------------------------------------------------------------------
Capital share transaction-- net                                                 (4,475,120)                  4,880,407

TOTAL INCREASE (DECREASE)                                                       (4,553,001)                  5,062,389
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Beginning of Year                                                               31,857,035                  26,794,646
End of Year                                                                    $27,304,034                 $31,857,035

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

                                                                                          YEAR ENDED AUGUST 31,
                                                                     ------------------------------------------------------------
                                                                        2002       2001        2000         1999            1998
                                                                     ------------------------------------------------------------
Net Asset Value, Beginning of Year                                      $1.00      $0.99       $1.00        $1.00           $1.00
Investment income-- net                                                  0.02       0.05        0.06         0.05            0.05
Net realized and unrealized gain (loss) on investments                  (0.01)      0.01       (0.01)          --              --
                                                                     ------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                         0.01       0.06        0.05         0.05            0.05
Less distributions from
Investment income-- net                                                 (0.02)     (0.05)      (0.06)       (0.05)          (0.05)
                                                                     ------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                     (0.02)     (0.05)      (0.06)       (0.05)          (0.05)
                                                                     ------------------------------------------------------------
Net Asset Value, End of Year                                            $0.99      $1.00       $0.99        $1.00           $1.00
                                                                     ============================================================
TOTAL RETURN                                                            1.33%      6.20%       4.68%        4.75%           5.15%
                                                                     ============================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                               $27,304    $31,857     $26,795      $30,838         $34,577
Ratio of expenses with reimbursement
to average net assets                                                   0.80%      0.80%       0.80%        0.80%           0.80%
Ratio of expenses without reimbursement to average net assets           0.92%      0.97%       1.04%        1.06%           0.98%
Ratio of net investment income to average net assets                    2.29%      5.10%       5.55%        4.66%           5.02%
Portfolio turnover rate                                                    --         --      18.46%       30.47%              --

See notes to financial statements.

                                       97
[GRAPHIC]

SM&R MONEY MARKET FUND

HOLDINGS



SCHEDULE OF INVESTMENTS August 31, 2002

COMMERCIAL PAPER                                  MATURITY DATE    INTEREST/STATED RATE(%)   FACE AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
BEVERAGES -- 4.08%
Coca-Cola Company (The)                             09/05/02           1.730                  $6,307,000      $6,306,392

CHEMICALS -- 4.62%
DuPont (E.I.) De Nemours & Company                  09/09/02           1.680                   7,142,000       7,139,999

DIVERSIFIED FINANCIALS-- 16.34%
American Honda Finance Corporation                  10/09/02           1.750                   6,209,000       6,198,117
Dollar Thrifty Funding Corporation                  09/04/02           1.790                   2,362,000       2,361,882
Dollar Thrifty Funding Corporation                  09/19/02           1.780                   2,787,000       2,784,791
General Electric Capital Corporation                11/06/02           1.700                   6,948,000       6,926,980
PACCAR Financial Corporation                        10/11/02           1.740                   7,000,000       6,987,113
                                                                                                              25,258,883

ELECTRIC UTILITIES -- 4.88%
Boston Edison Company                               09/04/02           1.750                   2,858,000       2,857,861
Duke Energy Corporation                             09/20/02           1.740                   4,687,000       4,683,148
                                                                                                               7,541,009

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.52%
Sharp Electronics Corporation                       09/13/02           1.750                   7,000,000       6,996,592

GAS UTILITIES -- 4.23%
New Jersey Natural Gas Company                      09/23/02           1.750                   6,554,000       6,547,615

HEALTH CARE EQUIPMENT & SUPPLIES -- 3.23%
Becton Dickson & Company                            10/11/02           1.750                   5,000,000       4,990,741

MEDIA -- 4.28%
New York Times Company (The)                        09/06/02           1.700                   6,615,000       6,614,062

MULTI-LINE RETAIL -- 3.41%
May Department Stores Company                       10/22/02           1.700                   5,284,000       5,271,767

[SM&R MUTUAL FUNDS LOGO]

COMMERCIAL PAPER                                       MATURITY DATE     INTEREST/STATED RATE(%)   FACE AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.81%
Merck & Company, Incorporated                                09/24/02            1.710             $7,437,000          $7,429,577

TOBACCO -- 4.05%
Philip Morris Companies Incorporated                         09/12/02            1.700              6,272,000          6,269,333

TOTAL COMMERCIAL PAPER -- 58.45%
(Cost $90,365,970)                                                                                                    90,365,970


U S GOVERNMENT AND AGENCY
SHORT-TERM OBLIGATIONS

GOVERNMENT AGENCIES-- 41.00%
Federal Farm Credit Bank                                     09/16/02            1.650             5,438,000          5,434,758
Federal Farm Credit Bank                                     10/04/02            1.680             2,645,000          2,641,173
Federal Home Loan Bank                                       09/11/02            1.650             7,045,000          7,042,414
Federal Home Loan Bank                                       09/18/02            1.715             6,870,000          6,865,080
Federal Home Loan Bank                                       10/16/02            1.680             5,708,000          5,696,544
Federal Home Loan Mortgage Corporation                       09/03/02            1.630             4,561,000          4,561,000
Federal Home Loan Mortgage Corporation                       09/10/02            1.655             7,875,000          7,872,463
Federal Home Loan Mortgage Corporation                       09/17/02            1.650             8,810,000          8,804,343
Federal Home Loan Mortgage Corporation                       10/01/02            1.660             8,320,000          8,309,248
Federal Home Loan Mortgage Corporation                       10/15/02            1.645             6,185,000          6,173,123
                                                                                                                     63,400,146

TOTAL U S GOVERNMENT AND
AGENCY SHORT-TERM OBLIGATIONS -- 41.00%
(Cost $ 63,400,146)                                                                                                  63,400,146

TOTAL INVESTMENTS -- 99.45%
(Cost $ 153,766,116)                                                                                                153,766,116
CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.55%

                                                                                                                        843,891

NET ASSETS -- 100.00%                                                                                              $154,610,007
                                                                                                                   ============
See notes to financial statements.

                                       99
[GRAPHICS]

SM&R MONEY MARKET FUND

FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31,2002

ASSETS
--------------------------------------------------------------------------
Investment in securities, at value                             $153,766,116
Prepaid expenses                                                     40,469
Receivable from management company                                    6,759
Receivable for:
Expense Reimbursement                                                 1,392
Capital stock sold                                                1,497,322
TOTAL ASSETS                                                    155,312,058

LIABILITIES
--------------------------------------------------------------------------
Capital stock reaquired                                             454,464
Accrued:
Investment advisory fee                                              34,787
Service fee                                                          32,350
Other liabilities                                                   180,450
TOTAL LIABILITIES                                                   702,051
NET ASSETS                                                     $154,610,007
Shares of capital stock outstanding,
(2,000,000,000 shares authorized,
$.01 par value per share)                                       154,610,007
NET ASSET VALUE                                                       $1.00


STATEMENT OF OPERATIONS
Year Ended August 31, 2002

INVESTMENT INCOME
--------------------------------------------------------------------------
Interest                                                        $2,552,822

EXPENSES
--------------------------------------------------------------------------
Investment advisory fees                                           307,549
Service fees                                                       296,314
Professional fees                                                    4,617
Custody and transaction fees                                        44,398
Directors' fees                                                      8,822
Qualification fees                                                  35,469
Shareholder reporting expenses                                       2,845
Insurance expenses                                                  26,698
Other expenses                                                         626
TOTAL EXPENSES                                                     727,338
LESS EXPENSES REIMBURSED                                           (81,326)
NET EXPENSES                                                       646,012
INVESTMENT INCOME-- NET                                         $1,906,810

See notes to financial statements.

                                       100
[SM&R MUTUAL FUNDS LOGO]

STATEMENT OF CHANGES IN NET ASSETS

INCREASE IN NET ASSETS FROM OPERATIONS

                                                                                             YEAR ENDED AUGUST 31,
                                                                                      2002                         2001
                                                                                 -----------------------------------------
Investment income-- net                                                            $1,906,810                   $4,762,229
DISTRIBUTIONS TO SHAREHOLDERS FROM
                                                                                 -----------------------------------------
Investment income-- net                                                            (1,906,810)                  (4,762,229)

CAPITAL SHARE TRANSACTIONS -- NET
                                                                                 -----------------------------------------
Capital share transaction-- net                                                    52,518,470                   47,833,951
TOTAL INCREASE                                                                     52,518,470                   47,833,951
NET ASSETS
                                                                                 -----------------------------------------
Beginning of Year                                                                 102,091,537                   54,257,586
End of Year                                                                      $154,610,007                 $102,091,537


FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the period.

                                                                                                          PERIOD FROM
                                                                             YEAR ENDED AUGUST 31,         JANUARY 1,
                                                                                                          TO AUGUST 31,
                                                                     -----------------------------------------------------
                                                                         2002           2001         2000            1999
                                                                     -----------------------------------------------------
Net Asset Value, Beginning of Period                                     $1.00          $1.00        $1.00           $1.00
Investment income-- net                                                   0.02           0.05         0.05            0.03
                                                                     -----------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                          0.02           0.05         0.05            0.03
Less distributions from
Investment income-- net                                                  (0.02)         (0.05)       (0.05)          (0.03)
                                                                     -----------------------------------------------------
TOTAL DISTRIBUTIONS                                                      (0.02)         (0.05)       (0.05)          (0.03)
                                                                     -----------------------------------------------------
Net Asset Value, End of Period                                           $1.00          $1.00        $1.00           $1.00
                                                                     =====================================================
TOTAL RETURN                                                              1.53%          4.92%        5.56%           2.89%**
                                                                     =====================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period (000's omitted)                             $154,610       $102,092      $54,258         $10,681
Ratio of expenses with reimbursement to average net assets                0.50%          0.49%        0.49%           0.50%*
Ratio of expenses without reimbursement to average net assets             0.56%          0.49%        0.66%           1.22%*
Ratio of net investment income to average net assets                      1.48%          4.63%        5.58%           4.45%*

* Ratios annualized
** Returns are not annualized
See notes to financial statements.

[GRAPHIC]

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES


The SM&R Investments, Inc. (the "Company"), is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Company is comprised of the SM&R Alger Technology Fund ("Alger Technology Fund"), SM&R Alger Aggressive Growth Fund ("Alger Aggressive Growth Fund"), SM&R Alger Small-Cap Fund ("Alger Small-Cap Fund"), SM&R Alger Growth Fund ("Alger Growth Fund"), SM&R Growth Fund ("Growth Fund"), SM&R Equity Income Fund ("Equity Income Fund"), SM&R Balanced Fund ("Balanced Fund"), SM&R Government Bond Fund ("Government Bond Fund"), SM&R Tax Free Fund ("Tax Free Fund"), SM&R Primary Fund ("Primary Fund") and SM&R Money Market Fund ("Money Market Fund"). The Government Bond Fund, Tax Free Fund, Money Market Fund and Primary Fund are collectively referred to as the "Fixed Income Funds", while the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund, Alger Growth Fund, Growth Fund, Equity Income Fund and Balanced Fund are referred to as the "Equity Funds".

The Fixed Income Funds have each been a series of the Company since March 16, 1992 for the Government Bond Fund and Primary Fund, since September 9, 1993 for the Tax Free Fund and January 1, 1999 for the Money Market Fund. The Growth Fund, Equity Income Fund and Balanced Fund were added as separate series of the Company as of January 1, 2001. Previously, they existed as separate mutual funds and were reported to shareholders as the SM&R Equity Funds. As of September 1, 2000, the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund were added as new series of the Company.

The Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund and Tax Free Fund have adopted a Multiple Class Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each has three single classes of shares. Class T shares are subject to an initial sales charge. The Class A shares are subject to an initial sales charge and a distribution and shareholder servicing plan ("12b-1 Plan"). The Class B shares are subject to a contingent deferred sales charge and a 12b-1 Plan.

The Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund, each offer two classes of shares, they are: the Class A shares subject to an initial sales charge and a 12b-1 Plan; and the Class B shares subject to a contingent deferred sales charge and a 12b-1 Plan.

CHANGE IN FISCAL YEAR END:

The Growth Fund, Equity Income Fund and Balanced Fund changed their fiscal year end from December 31 to August 31, effective January 1, 2001 when they were added as a separate series of the Company. These funds still mantain a December 31 tax year end.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generaly accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

[SM&R MUTUAL FUNDS LOGO]

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the interest method. Realized gains and losses from security transactions are reported on the basis of identified cost for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:

For federal income tax purposes, each series is treated as a separate entity. The Company intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements. The Fixed Income Funds have changed their tax year end from December 31 to August 31 and the new series, Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund has the same tax year end and fiscal year end. At August 31, 2002, the Government Bond Fund, Primary Fund, Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund had capital loss carry forwards that will expire in various years of approximately $222,000-2003, $37,000-2007, $252,000-2009, $184,000-2009, $190,000-2009 and $223,000-2009,
respectively. At December 31, 2001, the Growth, Equity Income and Balanced Funds had capital loss carry forwards that will expire in 2009 of approximately $5,102,000, $229,000 and $84,000, respectively.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value plus a sales charge, except for the Primary and Money Market Funds all their transactions are made at net asset value. The Company may repurchase shares at net asset value. Dividends and other distributions are recorded by the each fund on the ex-dividend date and may be reinvested at net asset value.

EXPENSES:

Distribution, qualification fees or other fees directly attributable to a series' class of shares are charged to that series' class operations. All other operating expenses not directly attributable to a series are prorated among the series based on the relative amount of each series' net assets or shareholders, and then allocated among the classes of that series.

Any organizational costs for the new classes or series were paid by Securities Management and Research, Inc.

                                       103
[GRAPHIC]

NOTE 2 -- OTHER TRANSACTIONS WITH AFFILIATES


INVESTMENT ADVISORY FEES:

Securities Management and Research, Inc. ("SM&R") is the investment advisor and principal underwriter for the Company. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

EQUITY FUNDS:
Alger Technology Fund 1.35%
Alger Aggressive Growth Fund 1.05%
Alger Small-Cap Fund 1.00%
Alger GrowthFund 0.85%

GROWTH, EQUITY INCOME AND BALANCED FUNDS

                                             INVESTMENT
NET ASSETS                                  ADVISORY FEE
Less than $100,000,000                          0.750%
$100,000,000 - $200,000,000                     0.625%
$200,000,000 - $300,000,000                     0.500%
More than $300,000,000                          0.400%

Through an investment sub-advisory agreement, SM&R has delegated the day-to-day investment management of Alger Growth Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Technology Fund to Fred Alger Management, Inc. Fred Alger Management makes investment decisions for each of these funds and continuously reviews and administers the investment program. SM&R monitors Fred Alger Management's buying and selling of securities and administration of these series' investment program. Pursuant to the sub-advisory agreement, SM&R is responsible for paying a sub-advisory fee to Fred Alger Management for each of these series. The series are not responsible for paying the sub-advisory fee directly.

FIXED INCOME FUNDS:
GOVERNMENT BOND AND TAX FREE FUNDS

                                                                 INVESTMENT
NET ASSETS                                                      ADVISORY FEE
Less than $100,000,000                                               0.50%
$100,000,000 - $300,000,000                                          0.45%
More than $300,000,000                                               0.40%

PRIMARY FUND
All average daily net assets                                         0.50%

MONEY MARKET FUND
All average daily net assets                                         0.25%

ADMINISTRATIVE SERVICE FEES:

Administrative service fees paid to SM&R by the each of the series are computed as a percentage of average daily net assets as follows:

NET ASSETS                                                    SERVICE FEES
Less than $100,000,000                                             0.25%
$100,000,000 - $200,000,000                                        0.20%
$200,000,000 - $300,000,000                                        0.15%
More than $300,000,000                                             0.10%

SM&R has contractually agreed to reimburse the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, Tax Free Fund and Primary Fund for regular operating expenses in excess of 1.25% per annum of the average daily net assets, and the Money Market Fund in excess of 0.50%. Regular operating expenses include the advisory fee and administrative service fee, but does not include the distribution and shareholder servicing fee.

Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce all or any portion of any funds' advisory fee, administration fee and/or expenses. Until December 31, 2002, SM&R has

                                      104
[SM&R MUTUAL FUNDS LOGO]


agreed to reimburse expenses which exceed the following percentages of each funds' average daily net assets.

                                  CLASS A    CLASS B        CLASS T
Alger Technology Fund               2.10%     2.75%
Alger Aggressive Growth Fund        1.85%     2.50%
Alger Small-Cap Fund                1.90%     2.55%
Alger Growth Fund                   1.70%     2.35%
Growth Fund                         1.36%     1.86%             --
Equity Income Fund                  1.26%     1.76%             --
Balanced Fund                       1.30%     1.80%             --
Government Bond Fund                0.73%     1.23%            0.73%
Tax Free Fund                       0.75%     1.25%            0.75%


Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

The Company has adopted a 12b-1 Plan, for each series, except the Primary Fund, with respect to each series' Class A shares and Class B shares (the "Class A Plan and the "Class B Plan", respectively and collectively, the "Plans"). The Plans permit each class a distribution fee to compensate SM&R, or enable SM&R to compensate other persons, including Distributors, for distribution costs such as service fees paid to dealers, printing and distribution of prospectuses to prospective investors, sales literature and other sales and distribution related activities. The Plans also permit a shareholder servicing fee to compensate SM&R, or enable SM&R to compensate Service Providers, for providing ongoing servicing to shareholders of the Company. These fees are computed as an annual percentage of the average daily net assets of each class of shares of a series, as follows:


                                 DISTRIBUTION  SERVICE        TOTAL 12b-1
                                      FEE        FEE              FEE
--------------------------------------------------------------------------
GROWTH, EQUITY INCOME, BALANCED,
GOVERNMENT BOND AND TAX FREE FUNDS
--------------------------------------------------------------------------
Class A Shares                       0.25%        --             0.25%
Class B Shares                       0.50%      0.25%            0.75%

ALGER TECHNOLOGY, ALGER AGGRESSIVE GROWTH,
ALGER SMALL-CAP AND ALGER GROWTH FUNDS
--------------------------------------------------------------------------
Class A Shares                       0.35%        --             0.35%
Class B Shares                       1.00%        --             1.00%

For the year ended August 31, 2002, each series paid or accrued the following, as compensation under the Plans:

Alger Technology Fund                                                  $2,425
Alger Aggressive Growth Fund                                           $5,540
Alger Small-Cap Fund                                                   $3,282
Alger Growth Fund                                                      $9,364
Growth Fund                                                           $35,866
Equity Income Fund                                                    $59,727
Balanced Fund                                                         $24,074
Government Bond Fund                                                   $5,160
Tax Free Fund                                                          $2,579

[GRAPHIC]

SALES CHARGES:

During the year ended August 31, 2002, SM&R, as principal underwriter, received as sales charges on sales of capital stock of each series and made reallowances to dealers as follows:

                                   SALES             SALES
                                  CHARGES           CHARGES
                                  RECEIVED         REALLOWED
                                  BY SM&R         TO DEALERS
--------------------------------------------------------------
Alger Technology Fund              $1,064               $562
Alger Aggressive Growth            $8,727             $1,474
Alger Small-Cap Fund               $7,789             $1,872
Alger Growth Fund                 $11,939             $4,119
Growth Fund                      $122,219             $5,727
Equity Income Fund               $123,307             $4,742
Balanced Fund                     $37,777             $3,162
Government Bond Fund              $34,641            $12,713
Tax Free Fund                      $5,200                  -


For the year ended August 31, 2002, SM&R received $39,970 for contingent deferred sales charges imposed on the redemptions of Class B shares of capital stock of the series.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of August 31, 2002, SM&R and American National had the following ownership in these series:

                                     SM&R                   AMERICAN NATIONAL
                                PERCENT OF SHARES           PERCENT OF SHARES
                                   OUTSTANDING                  OUTSTANDING
-------------------------------------------------------------------------------
Growth Fund                    224,072      0.67%          842,570     2.53%
Equity Income Fund              19,906      0.34%                -        -
Balanced Fund                  144,195      8.75%           62,922     3.82%
Government Bond Fund           600,120     22.50%           86,958     3.26%
Tax Free Fund                  151,063     12.21%                -        -
Primary Fund                    22,261      0.08%        5,943,186    21.64%
Money Market Fund            1,308,787      0.85%      113,206,294    73.22%


Through the investment sub-advisory agreement, Fred Alger Management, Inc. is affiliated with SM&R. As of August 31, 2002, Fred Alger Management, Inc. had the following ownership in these series:

                                                     PERCENT OF SHARES
                                           SHARES        OUTSTANDING
-------------------------------------------------------------------------
Alger Technology Fund                      25,000            14.85%
Alger Aggressive Growth Fund               25,000            10.60%
Alger Small-Cap Fund                       25,000            16.82%
Alger Growth Fund                          25,000             8.40%


The Company pays directors' fees and expenses for all the disinterested directors.

Fred Alger and Company, Incorporated ("Alger Inc.") is an affiliated broker-dealer of Fred Alger Management. During the year ended August 31, 2002, the Alger Technology Fund, Alger Aggressive Growth, Alger Small-Cap Fund and Alger Growth Fund paid commissions for portfolio transactions to Alger Inc., in the amount of $1,599, $3,454, $1,683 and $5,684, respectively.

[SM&R MUTUAL FUNDS LOGO]

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENT SECURITIES

Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investments in securities, other than commercial paper, were as follows:

                                         PURCHASES                  SALES
--------------------------------------------------------------------------
Alger Technology Fund                   $1,164,676              $1,001,249
Alger Aggressive Growth                 $2,054,176              $1,542,386
Alger Small-Cap Fund                    $1,113,480                $892,486
Alger Growth Fund                       $3,123,260              $2,341,910
Growth Fund                            $49,467,436             $53,104,753
Equity Income Fund                     $39,766,654             $53,264,915
Balanced Fund                           $8,562,306              $6,958,202
Government Bond Fund                   $12,959,113              $8,747,928
Tax Free Fund                           $3,584,513              $1,090,000
Primary                                          -                 $42,750

Gross unrealized appreciation and depreciation as of August 31, 2002, were as follows:

                                           APPRECIATION        DEPRECIATION
---------------------------------------------------------------------------
Alger Technology Fund                            $3,886             $60,235
Alger Aggressive Growth Fund                    $22,156            $115,339
Alger Small-Cap Fund                            $30,982             $81,555
Alger Growth Fund                               $14,119            $224,896
Growth Fund                                 $19,160,295         $14,799,026
Equity Income Fund                          $19,411,502         $18,712,307
Balanced Fund                                $2,573,848          $2,100,651
Government Bond Fund                         $1,389,537                $538
Tax Free Fund                                  $845,778              $2,083
Primary Fund                                   $261,061            $266,744

[GRAPHIC]

NOTE 4--CAPITAL STOCK


SM&R ALGER TECHNOLOGY FUND

                                                                                     YEAR ENDED                 YEAR ENDED
                                                                                   AUGUST 31, 2002           AUGUST 31, 2001
                                                                                -----------------------------------------------
                                                                                 SHARES       AMOUNT       SHARES     AMOUNT
SALE OF CAPITAL SHARES:
--------------------------------------------------------------------------------------------------------------------------------
Class A                                                                          23,741      $63,132       71,889     $522,878
Class B                                                                          60,278      175,967       25,460      115,237
Total sale of capital shares                                                     84,019      239,099       97,349      638,115

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
--------------------------------------------------------------------------------------------------------------------------------
Class A                                                                          (4,586)      (9,792)        (791)      (3,395)
Class B                                                                          (7,456)     (14,220)        (159)        (603)
Total redemptions of capital shares outstanding                                 (12,042)     (24,012)        (950)      (3,998)
Net increase in capital shares outstanding                                       71,977     $215,087       96,399     $634,117
Shares outstanding at beginning of year                                          96,399                         -
Shares outstanding at end of year                                               168,376                    96,399

NET ASSETS AS OF AUGUST 31, 2002, ARE COMPRISED OF THE FOLLOWING:
--------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                                  $784,165
Accumulated net realized loss on investments                                                (446,288)
Net unrealized depreciation of investments                                                   (56,349)
Net Assets                                                                                  $281,528

SM&R ALGER AGGRESSIVE GROWTH FUND

                                                                                     YEAR ENDED                 YEAR ENDED
                                                                                   AUGUST 31, 2002           AUGUST 31, 2001
                                                                                -----------------------------------------------
                                                                                 SHARES       AMOUNT       SHARES     AMOUNT
SALE OF CAPITAL SHARES:
--------------------------------------------------------------------------------------------------------------------------------
Class A                                                                         91,628       $491,895      89,166       $697,477
Class B                                                                         49,446        269,941      39,863        268,366
Total sale of capital shares                                                   141,074        761,836     129,029        965,843

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
--------------------------------------------------------------------------------------------------------------------------------
Class A                                                                        (16,702)       (83,644)     (6,652)       (44,072)
Class B                                                                        (10,277)       (45,285)       (696)        (4,556)
Total redemptions of capital shares outstanding                                (26,979)      (128,929)     (7,348)       (48,628)
Net increase in capital shares outstanding                                     114,095       $632,907     121,681       $917,215
Shares outstanding at beginning of year                                        121,681                          -
Shares outstanding at end of year                                              235,776                    121,681

NET ASSETS AS OF AUGUST 31, 2002, ARE COMPRISED OF THE FOLLOWING:
--------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                                 $1,479,688
Accumulated net realized loss on investments                                                 (391,269)
Net unrealized depreciation of investments                                                    (93,183)
Net Assets                                                                                   $995,236

[SM&R MUTUAL FUNDS LOGO]

SM&R ALGER SMALL-CAP FUND

                                                                                     YEAR ENDED                 YEAR ENDED
                                                                                   AUGUST 31, 2002           AUGUST 31, 2001
                                                                                -----------------------------------------------
                                                                                 SHARES       AMOUNT       SHARES     AMOUNT
SALE OF CAPITAL SHARES:
--------------------------------------------------------------------------------------------------------------------------------
Class A                                                                          55,486     $277,683       53,339     $454,833
Class B                                                                          24,056      131,363       30,549      223,909
Total sale of capital shares                                                     79,542      409,046       83,888      678,742

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
--------------------------------------------------------------------------------------------------------------------------------
Class A                                                                          (7,925)     (37,700)        (111)        (709)
Class B                                                                          (6,598)     (36,641)        (166)      (1,047)
Total redemptions of capital shares outstanding                                 (14,523)     (74,341)        (277)      (1,756)
Net increase in capital shares outstanding                                       65,019     $334,705       83,611     $676,986
Shares outstanding at beginning of year                                          83,611                        -
Shares outstanding at end of year                                               148,630                   83,611

NET ASSETS AS OF AUGUST 31, 2002, ARE COMPRISED OF THE FOLLOWING:
--------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                                  $932,775
Accumulated net realized loss on investments                                                (238,535)
Net unrealized depreciation of investments                                                   (50,573)
Net Assets                                                                                  $643,667

SM&R ALGER GROWTH FUND

                                                                                 YEAR ENDED                 YEAR ENDED
                                                                               AUGUST 31, 2002           AUGUST 31, 2001
                                                                            -----------------------------------------------
                                                                             SHARES       AMOUNT       SHARES     AMOUNT
SALE OF CAPITAL SHARES:
--------------------------------------------------------------------------------------------------------------------------------
Class A                                                                       73,786       $432,982        120,823       $965,426
Class B                                                                       80,789        484,354         72,627        520,550
Total sale of capital shares                                                 154,575        917,336        193,450      1,485,976

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
--------------------------------------------------------------------------------------------------------------------------------
Class A                                                                      (16,682)       (94,347)       (25,362)      (172,576)
Class B                                                                       (8,133)       (39,001)          (194)        (1,258)
Total redemptions of capital shares outstanding                              (24,815)      (133,348)       (25,556)      (173,834)
Net increase in capital shares outstanding                                   129,760       $783,988        167,894     $1,312,142
Shares outstanding at beginning of year                                      167,894                             -
Shares outstanding at end of year                                            297,654                       167,894

NET ASSETS AS OF AUGUST 31, 2002, ARE COMPRISED OF THE FOLLOWING:
--------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                               $2,025,476
Accumulated net realized loss on investments                                               (462,327)
Net unrealized depreciation of investments                                                 (210,777)
Net Assets                                                                               $1,352,372

[GRAPHIC]

SM&R GROWTH FUND

                                                                               YEAR ENDED                    EIGHT MONTHS ENDED
                                                                             AUGUST 31, 2002                   AUGUST 31, 2001
                                                                    ----------------------------------------------------------------
                                                                         SHARES         AMOUNT               SHARES       AMOUNT
SALE OF CAPITAL SHARES:
------------------------------------------------------------------------------------------------------------------------------------
Class T                                                                1,274,483       $4,883,579          871,617       $4,288,965
Class A                                                                  768,187        2,814,039        1,192,171        5,813,487
Class B                                                                  272,508        1,025,923          180,836          848,847
Total sale of capital shares                                           2,315,178        8,723,541        2,244,624       10,951,299

INVESTMENT INCOME DIVIDENDS REINVESTED:
------------------------------------------------------------------------------------------------------------------------------------
Class T                                                                   95,757          370,138           49,269          230,111
Class A                                                                      550            2,226                -                -
Class B                                                                        -                -                -                -
Total investment income dividends reinvested                              96,307          372,364           49,269          230,111

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
------------------------------------------------------------------------------------------------------------------------------------
Class T                                                                        -                -                -                -
Class A                                                                        -                -                -                -
Class B                                                                        -                -                -                -
Total distributions from net realized gains                                    -                -                -                -

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
------------------------------------------------------------------------------------------------------------------------------------
Class T                                                               (3,682,628)     (13,836,271)      (2,520,334)     (12,339,173)
Class A                                                                 (518,832)      (1,969,856)        (999,723)      (4,773,192)
Class B                                                                 (125,501)        (455,132)        (114,129)        (545,461)
Total redemptions of capital
shares outstanding                                                    (4,326,961)     (16,261,259)      (3,634,186)     (17,657,826)
Net increase (decrease) in
capital shares outstanding                                            (1,915,476)     $(7,165,354)      (1,340,293)     $(6,476,416)
Shares outstanding at beginning of period                             35,208,870                        36,549,163
Shares outstanding at end of period                                   33,293,394                        35,208,870

NET ASSETS AS OF AUGUST 31, 2002, ARE COMPRISED OF THE FOLLOWING:
------------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                           $126,977,613
Undistributed net investment income                                                       112,038
Accumulated net realized loss on investments                                          (24,664,759)
Net unrealized appreciation of investments                                              4,361,269
Net Assets                                                                           $106,786,161

                                                                                YEAR ENDED
                                                                             DECEMBER 31, 2000
                                                                    -------------------------------
                                                                         SHARES          AMOUNT
SALE OF CAPITAL SHARES:
---------------------------------------------------------------------------------------------------
Class T                                                                 2,302,976      $15,090,476
Class A                                                                   744,302        4,896,956
Class B                                                                   386,530        2,489,130
Total sale of capital shares                                            3,433,808       22,476,562

INVESTMENT INCOME DIVIDENDS REINVESTED:
---------------------------------------------------------------------------------------------------
Class T                                                                   165,407        1,015,265
Class A                                                                     1,593           10,364
Class B                                                                         -                -
Total investment income dividends reinvested                              167,000        1,025,629

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
---------------------------------------------------------------------------------------------------
Class T                                                                 3,190,718       17,722,589
Class A                                                                   114,118          627,233
Class B                                                                    57,482          311,353
Total distributions from net realized gains                             3,362,318       18,661,175

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
---------------------------------------------------------------------------------------------------
Class T                                                                (4,978,161)     (32,596,526)
Class A                                                                  (205,601)      (1,349,032)
Class B                                                                   (57,871)        (371,717)
Total redemptions of capital
shares outstanding                                                     (5,241,633)     (34,317,275)
Net increase (decrease) in
capital shares outstanding                                              1,721,493       $7,846,091
Shares outstanding at beginning of period                              34,827,670
Shares outstanding at end of period                                    36,549,163

[SM&R MUTUAL FUNDS LOGO]

SM&R EQUITY INCOME FUND

                                                                               YEAR ENDED                    EIGHT MONTHS ENDED
                                                                             AUGUST 31, 2002                   AUGUST 31, 2001
                                                                     ---------------------------------------------------------------
                                                                         SHARES         AMOUNT               SHARES       AMOUNT
SALE OF CAPITAL SHARES:
------------------------------------------------------------------------------------------------------------------------------------
Class T                                                                  235,119       $4,837,351          269,200       $6,615,583
Class A                                                                   61,716        1,304,230           72,863        1,756,490
Class B                                                                   90,424        1,887,222           63,018        1,465,832
Total sale of capital shares                                             387,259        8,038,803          405,081        9,837,905

INVESTMENT INCOME DIVIDENDS REINVESTED:
------------------------------------------------------------------------------------------------------------------------------------
Class T                                                                   72,077        1,564,604           41,530          984,677
Class A                                                                    3,109           65,773            1,532           35,654
Class B                                                                    2,439           50,237              778           17,708
Total investment income dividends
reinvested                                                                77,625        1,680,614           43,840        1,038,039

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
------------------------------------------------------------------------------------------------------------------------------------
Class T                                                                        -                -                -                -
Class A                                                                        -                -                -                -
Class B                                                                        -                -                -                -
Total distributions from net realized
gains                                                                          -                -                -                -

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
------------------------------------------------------------------------------------------------------------------------------------
Class T                                                                 (964,977)     (20,284,629)        (576,904)     (14,128,963)
Class A                                                                  (53,701)      (1,130,641)         (20,841)        (497,253)
Class B                                                                  (35,987)        (722,009)         (23,466)        (554,211)
Total redemptions of capital
shares outstanding                                                    (1,054,665)     (22,137,279)        (621,211)     (15,180,427)
Net decrease in
capital shares outstanding                                              (589,781)    $(12,417,862)        (172,290)     $(4,304,483)
Shares outstanding at beginning of period                              6,492,101                         6,664,391
Shares outstanding at end of period                                    5,902,320                         6,492,101

NET ASSETS AS OF AUGUST 31, 2002, ARE COMPRISED OF THE FOLLOWING:
------------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                           $110,699,210
Undistributed net investment income                                                       291,433
Accumulated net realized gain on investments                                            3,029,611
Net unrealized appreciation of investments                                                699,195
Net Assets                                                                           $114,719,449

                                                                              YEAR ENDED
                                                                           DECEMBER 31, 2000
                                                                    -------------------------------
                                                                         SHARES          AMOUNT
SALE OF CAPITAL SHARES:
---------------------------------------------------------------------------------------------------
Class T                                                                 221,120       $5,547,777
Class A                                                                  73,120        1,789,059
Class B                                                                  58,921        1,433,482
Total sale of capital shares                                            353,161        8,770,318

INVESTMENT INCOME DIVIDENDS REINVESTED:
---------------------------------------------------------------------------------------------------
Class T                                                                 111,669        2,841,313
Class A                                                                   3,325           82,860
Class B                                                                   2,266           55,603
Total investment income dividends
reinvested                                                              117,260        2,979,776

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
---------------------------------------------------------------------------------------------------
Class T                                                                 300,113        7,517,340
Class A                                                                  11,231          275,130
Class B                                                                  10,925          262,379
Total distributions from net realized
gains                                                                   322,269        8,054,849

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
---------------------------------------------------------------------------------------------------
Class T                                                              (1,838,694)     (46,147,527)
Class A                                                                 (67,318)      (1,682,364)
Class B                                                                 (34,548)        (832,437)
Total redemptions of capital
shares outstanding                                                   (1,940,560)     (48,662,328)
Net decrease in
capital shares outstanding                                           (1,147,870)    $(28,857,385)
Shares outstanding at beginning of period                             7,812,261
Shares outstanding at end of period                                   6,664,391

[GRAPHIC]

SM&R BALANCED FUND

                                                                               YEAR ENDED                  EIGHT MONTHS ENDED
                                                                             AUGUST 31, 2002                AUGUST 31, 2001
                                                                     -----------------------------------------------------------
                                                                         SHARES         AMOUNT            SHARES       AMOUNT
SALE OF CAPITAL SHARES:
--------------------------------------------------------------------------------------------------------------------------------
Class T                                                                   51,387        $878,565          48,779        $909,213
Class A                                                                   65,415       1,090,710          35,373         638,822
Class B                                                                   41,977         721,435          17,588         321,279
Total sale of capital shares                                             158,779       2,690,710         101,740       1,869,314

INVESTMENT INCOME DIVIDENDS REINVESTED:
--------------------------------------------------------------------------------------------------------------------------------
Class T                                                                   32,086         553,023          16,765         304,383
Class A                                                                    4,640          77,832           1,524          26,983
Class B                                                                    2,634          44,850             858          15,443
Total investment income dividends reinvested                              39,360         675,705          19,147         346,809

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
--------------------------------------------------------------------------------------------------------------------------------
Class T                                                                        -               -               -               -
Class A                                                                        -               -               -               -
Class B                                                                        -               -               -               -
Total distributions from net realized gains reinvested                         -               -               -               -

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
--------------------------------------------------------------------------------------------------------------------------------
Class T                                                                 (150,750)     (2,585,263)       (136,029)     (2,549,957)
Class A                                                                  (25,796)       (426,209)        (14,041)       (257,535)
Class B                                                                  (22,690)       (382,716)        (18,294)       (334,792)
Total redemptions of capital
shares outstanding                                                      (199,236)     (3,394,188)       (168,364)     (3,142,284)
Net increase (decrease) in
capital shares outstanding                                                (1,097)       ($27,773)        (47,477)      ($926,161)
Shares outstanding at beginning of period                              1,648,404                       1,695,881
Shares outstanding at end of period                                    1,647,307                       1,648,404

NET ASSETS AS OF AUGUST 31, 2002, ARE COMPRISED OF THE FOLLOWING:
--------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid in capital)                                   $25,464,896
Undistributed net investment income                                                      131,012
Accumulated net realized gain on investments                                             850,139
Net unrealized appreciation of investments                                               473,197
Net Assets                                                                           $26,919,244

                                                                               YEAR ENDED
                                                                           DECEMBER 31, 2000
                                                                     ------------------------------
                                                                         SHARES         AMOUNT
SALE OF CAPITAL SHARES:
---------------------------------------------------------------------------------------------------
Class T                                                                   92,408      $1,938,037
Class A                                                                   42,544         877,293
Class B                                                                   52,329       1,106,854
Total sale of capital shares                                             187,281       3,922,184

INVESTMENT INCOME DIVIDENDS REINVESTED:
---------------------------------------------------------------------------------------------------
Class T                                                                   34,480         715,650
Class A                                                                    3,120          62,721
Class B                                                                    2,053          42,314
Total investment income dividends reinvested                              39,653         820,685

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
---------------------------------------------------------------------------------------------------
Class T                                                                   92,517       1,792,249
Class A                                                                    9,283         175,094
Class B                                                                    7,345         140,981
Total distributions from net realized gains reinvested                   109,145       2,108,324

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
---------------------------------------------------------------------------------------------------
Class T                                                                 (222,892)     (4,651,738)
Class A                                                                  (10,159)       (207,712)
Class B                                                                   (7,871)       (165,772)
Total redemptions of capital
shares outstanding                                                      (240,922)     (5,025,222)
Net increase (decrease) in
capital shares outstanding                                                95,157      $1,825,971
Shares outstanding at beginning of period                              1,600,724
Shares outstanding at end of period                                    1,695,881

[SM&R MUTUAL FUNDS LOGO]

GOVERNMENT BOND FUND

                                                                               YEAR ENDED                      YEAR ENDED
                                                                             AUGUST 31, 2002                AUGUST 31, 2001
                                                                     -------------------------------------------------------------
                                                                         SHARES         AMOUNT            SHARES       AMOUNT
SALE OF CAPITAL SHARES:
----------------------------------------------------------------------------------------------------------------------------------
Class T                                                                    114,148      $1,215,319          49,575        $518,696
Class A                                                                     86,597         934,084          52,032         554,690
Class B                                                                     51,016         547,721          16,565         175,444
Total sale of capital shares                                               251,761       2,697,124         118,172       1,248,830

INVESTMENT INCOME DIVIDENDS REINVESTED:
----------------------------------------------------------------------------------------------------------------------------------
Class T                                                                    115,312       1,224,009         124,998       1,297,974
Class A                                                                      4,931          52,875             908           9,534
Class B                                                                      1,617          17,326             408           4,299
Total investment income dividends reinvested                               121,860       1,294,210         126,314       1,311,807

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
----------------------------------------------------------------------------------------------------------------------------------
Class T                                                                   (112,686)     (1,192,971)        (80,731)       (839,441)
Class A                                                                    (45,265)       (484,935)         (8,366)        (87,570)
Class B                                                                     (2,469)        (26,457)         (5,069)        (54,033)
Total redemptions of capital shares outstanding                           (160,420)     (1,704,363)        (94,166)       (981,044)
Net increase in capital shares outstanding                                 213,201      $2,286,971         150,320      $1,579,593
Shares outstanding at beginning of year                                  2,453,881                       2,303,561
Shares outstanding at end of year                                        2,667,082                       2,453,881

NET ASSETS AS OF AUGUST 31, 2002, ARE COMPRISED OF THE FOLLOWING:
----------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                             $27,711,501
Undistributed net investment income                                                          9,384
Accumulated net realized loss on investments                                              (407,177)
Net unrealized appreciation of investments                                               1,388,999
Net Assets                                                                             $28,702,707

[GRAPHIC]

TAX FREE FUND

                                                                               YEAR ENDED                      YEAR ENDED
                                                                             AUGUST 31, 2002                AUGUST 31, 2001
                                                                     -----------------------------------------------------------
                                                                         SHARES         AMOUNT            SHARES       AMOUNT
SALE OF CAPITAL SHARES:
--------------------------------------------------------------------------------------------------------------------------------
Class T                                                                  39,213        $419,181          10,424        $109,623
Class A                                                                  14,613         158,324           1,947          20,532
Class B                                                                  38,187         412,000           6,024          63,700
Total sale of capital shares                                             92,013         989,505          18,395         193,855

INVESTMENT INCOME DIVIDENDS REINVESTED:
--------------------------------------------------------------------------------------------------------------------------------
Class T                                                                  45,740         485,660          47,277         493,575
Class A                                                                   1,202          12,869             944           9,933
Class B                                                                     948          10,159             517           5,447
Total investment income dividends reinvested                             47,890         508,688          48,738         508,955

DISTRIBUTIONS FROM NET REALIZED GAIN REINVESTED:
--------------------------------------------------------------------------------------------------------------------------------
Class T                                                                       -               -           1,770          18,535
Class A                                                                       -               -              34             365
Class B                                                                       -               -              18             195
Total distributions from net realized gain reinvested                         -               -           1,822          19,095

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
--------------------------------------------------------------------------------------------------------------------------------
Class T                                                                 (22,722)       (241,287)        (42,647)       (444,315)
Class A                                                                  (3,276)        (35,352)           (759)         (7,987)
Class B                                                                  (8,603)        (92,128)         (1,130)        (11,846)
Total redemptions of capital shares outstanding                         (34,601)       (368,767)        (44,536)       (464,148)
Net increase in capital shares outstanding                              105,302      $1,129,426          24,419        $257,757
Shares outstanding at beginning of year                               1,132,132                       1,107,713
Shares outstanding at end of year                                     1,237,434                       1,132,132

NET ASSETS AS OF AUGUST 31, 2002, ARE COMPRISED OF THE FOLLOWING:
--------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                          $12,519,586
Undistributed net investment income                                                       6,287
Accumulated net realized gain on investments                                                 29
Net unrealized appreciation of investments                                              843,695
Net Assets                                                                          $13,369,597

[SM&R MUTUAL FUNDS LOGO]

PRIMARY FUND

                                                                               YEAR ENDED                       YEAR ENDED
                                                                             AUGUST 31, 2002                AUGUST 31, 2001
                                                                     ------------------------------------------------------------
                                                                         SHARES         AMOUNT            SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Sale of capital shares                                                8,010,726    $7,941,021          13,771,152     $13,666,742
Investment income dividends reinvested                                  592,000       587,485           1,224,269       1,208,404
Redemptions of capital shares outstanding                           (13,077,161)  (13,003,626)        (10,118,719)     (9,994,739)
Net increase (decrease) in capital shares outstanding                (4,474,435)  ($4,475,120)          4,876,702      $4,880,407
Shares outstanding at beginning of year                              31,932,679                        27,055,977
Shares outstanding at end of year                                    27,458,244                        31,932,679

NET ASSETS AS OF AUGUST 31, 2002 ARE COMPRISED OF THE FOLLOWING:
---------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                        $27,450,969
Accumulated net realized loss on investments                                         (141,252)
Net unrealized depreciation of investments                                             (5,683)
Net Assets                                                                        $27,304,034

MONEY MARKET FUND

                                                                               YEAR ENDED                      YEAR ENDED
                                                                             AUGUST 31, 2002                AUGUST 31, 2001
                                                                     ------------------------------------------------------------
                                                                         SHARES         AMOUNT            SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Sale of capital shares                                               265,270,963    $265,270,963     285,679,792     $285,679,792
Investment income dividends reinvested                                 1,844,623       1,844,623       4,734,030        4,734,030
Redemptions of capital shares outstanding                           (214,597,116)   (214,597,116)   (242,579,871)    (242,579,871)
Net increase in capital shares outstanding                            52,518,470     $52,518,470      47,833,951      $47,833,951
Shares outstanding at beginning of year                              102,091,537                      54,257,586
Shares outstanding at end of year                                    154,610,007                     102,091,537

NET ASSETS AS OF AUGUST 31, 2002 ARE COMPRISED OF THE FOLLOWING:
---------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                          $154,610,007
Net Assets                                                                          $154,610,007

[GRAPHIC]

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following periods:


SM&R GROWTH FUND

                                      YEAR ENDED   8 MONTHS ENDED   YEAR ENDED
                                      AUGUST 31,      AUGUST 31,   DECEMBER 31,
                                         2002           2001         2000
                                    ---------------------------------------------
Class T
Distributions paid from:
Ordinary income                       $379,966     $235,830            $7,323,134
Long-term capital gain                      --           --            11,931,852
                                      --------     --------           -----------
                                      $379,966     $235,830           $19,254,986
                                      ========     ========           ===========

Class A
Distributions paid from:
Ordinary income                         $2,226           --              $232,504
Long-term capital gain                      --           --              $409,298
                                      --------     --------           -----------
                                        $2,226           --              $641,802
                                      ========     ========           ===========

Class B
Distributions paid from:
Ordinary income                             --           --              $109,654
Long-term capital gain                      --           --               201,796
                                      --------     --------           -----------
                                            --           --              $311,450
                                      ========     ========           ===========

SM&R BALANCED FUND

                                      YEAR ENDED   8 MONTHS ENDED   YEAR ENDED
                                      AUGUST 31,      AUGUST 31,   DECEMBER 31,
                                         2002           2001         2000
                                    ---------------------------------------------
Class T
Distributions paid from:
Ordinary income                       $573,591     $315,347            $1,557,397
Long-term capital gain                      --           --             1,218,651
                                      --------     --------           -----------
                                      $573,591     $315,347            $2,776,048
                                      ========     ========           ===========
Class A
Distributions paid from:
Ordinary income                        $77,849      $26,987              $133,674
Long-term capital gain                      --           --               104,229
                                      --------     --------           -----------
                                       $77,849      $26,987              $237,903
                                      ========     ========           ===========
Class B
Distributions paid from:
Ordinary income                        $45,601      $15,746              $101,176
Long-term capital gain                      --           --                85,526
                                      --------     --------           -----------
                                       $45,601      $15,746              $186,702
                                      ========     ========           ===========


SM&R EQUITY INCOME FUND

                                      YEAR ENDED   8 MONTHS ENDED   YEAR ENDED
                                      AUGUST 31,      AUGUST 31,   DECEMBER 31,
                                         2002           2001         2000
                                    ----------------------------------------------
Class T
Distributions paid from:
Ordinary income                      $1,619,324       $1,020,686     $2,957,638
Long-term capital gain                       --               --      7,781,154
                                     ----------       ----------    -----------
                                     $1,619,324       $1,020,686    $10,738,792
                                     ==========       ==========    ===========

Class A
Distributions paid from:
Ordinary income                         $66,630          $36,280        $84,347
Long-term capital gain                       --               --        280,726
                                     ----------       ----------    -----------
                                        $66,630          $36,280       $365,073
                                     ==========       ==========    ===========

Class B
Distributions paid from:
Ordinary income                         $50,927          $18,062        $57,016
Long-term capital gain                       --               --        262,678
                                     ----------       ----------    -----------
                                        $50,927          $18,062       $319,694
                                     ==========       ==========    ===========

SM&R GOVERNMENT BOND FUND

                                                 YEAR ENDED         YEAR ENDED
                                                  AUGUST 31,        AUGUST 31,
                                                   2002               2001
                                             -----------------------------------
Class T
Distributions paid from:
Ordinary income                                $1,251,921            $1,335,917
Long-term capital gain                                 --                    --
                                               ----------            ----------
                                               $1,251,921            $1,335,917
                                               ==========            ==========

Class A
Distributions paid from:
Ordinary income                                   $52,795                $9,857
Long-term capital gain                                 --                    --
                                               ----------            ----------
                                                  $52,795                $9,857
                                               ==========            ==========

Class B
Distributions paid from:
Ordinary income                                   $19,629                $6,299
Long-term capital gain                                 --                    --
                                               ----------            ----------
                                                  $19,629                $6,299
                                               ==========            ==========

[SM&R MUTUAL FUNDS LOGO]

The tax character of distributions paid during the following periods:


SM&R TAX FREE FUND

                                                 YEAR ENDED         YEAR ENDED
                                                  AUGUST 31,        AUGUST 31,
                                                   2002               2001
                                             -----------------------------------
Class T
Distributions paid from:
Ordinary income                                $514,001               $518,222
Long-term capital gain                               --                 18,752
                                               --------               --------
                                               $514,001               $536,974
                                               ========               ========

Class A
Distributions paid from:
Ordinary income                                 $12,919                $10,022
Long-term capital gain                               --                    370
                                               --------               --------
                                                $12,919                $10,392
                                               ========               ========

Class B
Distributions paid from:
Ordinary income                                 $10,159                 $5,454
Long-term capital gain                               --                    197
                                               --------               --------
                                                $10,159                 $5,651
                                               ========               ========

SM&R PRIMARY FUND

                                                 YEAR ENDED         YEAR ENDED
                                                  AUGUST 31,        AUGUST 31,
                                                   2002               2001
                                             -----------------------------------
Distributions paid from:
Ordinary income                                  $631,293            $1,302,912
                                                 --------            ----------
                                                 $631,293            $1,302,912
                                                 ========            ==========


SM&R MONEY MARKET FUND

                                                 YEAR ENDED         YEAR ENDED
                                                  AUGUST 31,        AUGUST 31,
                                                   2002               2001
                                             -----------------------------------
Distributions paid from:
Ordinary income                                $1,906,810            $4,762,229
                                               ----------            ----------
                                               $1,906,810            $4,762,229
                                               ==========            ==========


As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

SM&R GROWTH FUND
Undistributed net investment income                         $112,038

SM&R BALANCED FUND
Undistributed net investment income                         $131,012
Undistributed gains                                          884,179

SM&R TAX FREE FUND
Undistributed net investment income                           $6,287
Undistributed gains                                               29


SM&R EQUITY INCOME FUND
Undistributed net investment income                          $291,433
Undistributed gains                                         2,964,939

SM&R GOVERNMENT BOND FUND
Undistributed net investment income                            $9,384

[GRAPHIC]

INDEPENDENT AUDITORS REPORT

A CLOSER LOOK


THE BOARD OF DIRECTORS AND SHAREHOLDERS / SM&R INVESTMENTS, INC.

We have audited the accompanying statements of assets and liabilities of SM&R Investments, Inc. comprised of SM&R Alger Technology Fund, SM&R Alger Aggressive Growth Fund, SM&R Alger Small-Cap Fund, SM&R Alger Growth Fund, SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund, including the schedules of investments as of August 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to Growth, Equity Income and Balanced Funds for the year ended August 31, 2002, the period January 1, 2001 to August 31, 2001 and the year ended December 31, 2000) and the financial highlights for each of the five years in the period then ended (with respect to SM&R Money Market Fund for the three years ended August 31, 2002 and the period January 1, 1999 to August 31, 1999) (with respect to the Alger Technology, Alger Aggressive Growth, Alger Small-Cap and Alger Growth Funds for the two years ended August 31, 2002) and (with respect to Growth, Equity Income and Balanced Funds for each of the four years in the period ended December 31, 2000, for the period January 1, 2001 to August 31, 2001 and for the year ended August 31, 2002). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. To the extent brokers did not reply to our confirmation requests we performed alternate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each fund comprising SM&R Investments, Inc. as of August 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (with respect to Growth, Equity Income and Balanced Funds for the year ended August 31, 2002, the period January 1, 2001 to August 31, 2001 and the year ended December 31, 2000) and the financial highlights for each of the five years in the period then ended (with respect to SM&R Money Market Fund for the three years ended August 31, 2002 and the period January 1, 1999 to August 31, 1999) (with respect to the Alger Technology, Alger Aggressive Growth, Alger Small-Cap and Alger Growth Funds for the two years ended August 31, 2002) and (with respect to Growth, Equity Income and Balanced Funds for each of the four years in the period ended December 31, 2000, for the period January 1, 2001 to August 31, 2001 and for the year ended August 31, 2002), in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker
Philadelphia, Pennsylvania
October 4, 2002

[GRAPHIC]

                      SUPPLEMENTAL INFORMATION (UNAUDITED)

Information pertaining to the Directors of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling
(800) 231-4639.


                                                          INDEPENDENT DIRECTORS

                                                                                     PRINCIPAL
                                                         TERM OF OFFICE              OCCUPATION(S)
NAME, ADDRESS,                      POSITION(S) HELD     AND LENGTH OF               DURING PAST 5
AND AGE                             WITH FUND            TIME SERVED                 YEARS
Ernest S. Barratt, Ph.D.            Director             Indefinite                  Marie B. Gale Professor in
2450 South Shore Blvd.,                                  Since 8/90                  Psychiatry, Professor and Chief,
League City, TX 77573                                                                Psychodiagnostic Service and
Age 76                              Audit Committee      Indefinite / Since 12/97    Cognitive Neuroscopic
                                                                                     Laboratory, Department of
                                                                                     Psychiatry and Behavioral Sciences,
                                                                                     University of Texas Medical Branch

Jack T. Currie                      Director             Indefinite / Since 9/00     Personal Investments
2450 South Shore Blvd.,
League City, TX 77573               Audit Committee      Indefinite / Since 11/00
Age 73

Edwin K. Nolan                      Director             Indefinite / Since 11/97    Investor and Attorney, Law Offices,
2450 South Shore Blvd.,                                                              Edwin K. Nolan, P.C.
League City, TX 77573               Nominating           Indefinite / Since 11/00
Age 58                              Committee



Robert V. Shattuck                  Director             Indefinite / Since 11/97    Attorney, Law Offices, Robert V.
2450 South Shore Blvd.,                                                              Shattuck, Jr.
League City, TX 77573               Nominating           Indefinite / Since 11/00
Age 60                              Committee

Donald P. Stevens                   Director             Indefinite / Since 9/00     Assistant to the President for
2450 South Shore Blvd.,                                                              Governmental Relations of the
League City, TX 77573               Nominating           Indefinite / Since 11/00    University of Texas Medical Branch,
Age 54                              Committee                                        Galveston, TX

Steven H. Stubbs                    Director             Indefinite / Since 9/00     President and Director of Dancing
2450 South Shore Blvd.,                                                              Rabbit Press, Inc.
League City, TX 77573
Age 64




Jamie G. Williams                   Director             Indefinite / Since 11/97    Academic Language Therapist and
2450 South Shore Blvd.,                                                              Educational Consultant
League City, TX 77573               Audit Committee      Indefinite Since 11/00
Age 55                              Chairman

Frank P. Williamson                 Director             Indefinite / Since 11/97    Retired, Owner of Professional
2450 South Shore Blvd.,                                                              Pharmacy
League City, TX 77573


                                    NUMBER OF
                                    PORTFOLIOS IN
                                    FUND COMPLEX       OTHER
NAME, ADDRESS,                      OVERSEEN BY        DIRECTORSHIPS
AND AGE                             DIRECTOR           HELD BY DIRECTOR
Ernest S. Barratt, Ph.D.            19                 Director of SM&R
2450 South Shore Blvd.,                                Investments, Inc., another
League City, TX 77573                                  investment company advised
Age 76                                                 by SM&R.

Jack T. Currie                      19                 Director of SM&R
2450 South Shore Blvd.,                                Investments, Inc., another
League City, TX 77573                                  investment company advised
Age 73                                                 by SM&R.

Edwin K. Nolan                      19                 Director of SM&R
2450 South Shore Blvd.,                                Investments, Inc., another
League City, TX 77573                                  investment company advised
Age 58                                                 by SM&R.

                                                       Director/Owner of
                                                       Canyon Lake Aviation, Inc.

                                                       Director of Hancock Mini Mart, Inc.

Robert V. Shattuck                  19                 Director of SM&R
2450 South Shore Blvd.,                                Investments, Inc., another
League City, TX 77573                                  investment company advised
Age 60                                                 by SM&R.

Donald P. Stevens                   19                 Director of SM&R
2450 South Shore Blvd.,                                Investments, Inc., another
League City, TX 77573                                  investment company advised
Age 54                                                 by SM&R.

Steven H. Stubbs                    19                 Director of SM&R
2450 South Shore Blvd.,                                Investments, Inc., another
League City, TX 77573                                  investment company advised
Age 64                                                 by SM&R.

                                                       Director of Neshoba County
                                                       Philadelphia Historical
                                                       Museum, Inc.

Jamie G. Williams                   19                 Director of SM&R
2450 South Shore Blvd.,                                Investments, Inc., another
League City, TX 77573                                  investment company advised
Age 55                                                 by SM&R.

Frank P. Williamson                 19                 Director of SM&R
2450 South Shore Blvd.,                                Investments, Inc., another
League City, TX 77573                                  investment company advised


                                                            INTERESTED DIRECTORS

                                                                                     PRINCIPAL
                                                         TERM OF OFFICE              OCCUPATION(S)
NAME, ADDRESS,                      POSITION(S) HELD     AND LENGTH OF               DURING PAST 5
AND AGE                             WITH FUND            TIME SERVED                 YEARS
Michael W. McCroskey                Director             Indefinite / Since 8/94     President, CEO, Director and
2450 South Shore Blvd.,                                                              member of Executive
League City, TX 77573                                                                Committee of SM&R
Age 58

                                                                                     Executive Vice President of
                                                                                     American National Insurance Company



Lea McLeod Matthews                 Director             Indefinite / Since 8/94     Senior Communications Specialist,
2450 South Shore Blvd.,                                                              Texas Guaranteed Student
League City, TX 77573                                                                Loan Corporation
Age 39




Ann McLeod Moody                    Director             Indefinite / Since 11/97    Homemaker, Personal Investments
2450 South Shore Blvd.,
League City, TX 77573
Age 64

                                    NUMBER OF
                                    PORTFOLIOS IN
                                    FUND COMPLEX       OTHER                                    INTERESTED
NAME, ADDRESS,                      OVERSEEN BY        DIRECTORSHIPS                            DIRECTOR
AND AGE                             DIRECTOR           HELD BY DIRECTOR                         RELATIONSHIP
Michael W. McCroskey                19                 Director of SM&R                              (1)
2450 South Shore Blvd.,                                Investments, Inc.,
League City, TX 77573                                  another investment
Age 58                                                 company advised by SM&R.

                                                       Director and President of
                                                       ANREM Corporation

                                                       President and Director of
                                                       ANTAC Corporation

                                                       Director of Comprehensive
                                                       Investment Services, Inc.

Lea McLeod Matthews                 19                 Director of SM&R                              (2)
2450 South Shore Blvd.,                                Investments, Inc.,
League City, TX 77573                                  another investment
Age 39                                                 company advised by SM&R.

                                                       Director of Garden State Life
                                                       Insurance Company

Ann McLeod Moody                    19                 Director of SM&R                              (3)
2450 South Shore Blvd.,                                Investments, Inc.
League City, TX 77573                                  another investment
Age 64                                                 company advised by SM&R.

                                                       Director of Moody Gardens, Inc.

                                                       Director of The Westcap Corporation

(1) Mr. McCroskey serves as an officer and director of SM&R, the Fund's investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of the Fund's investment adviser. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.6% of the outstanding common shares of American National, and he serves as Chairman of the Board, President and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 43.63% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.

    Ms. Matthews is the daughter of Fund director Ann McLeod Moody.

(3) Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above.

    Ms. Moody is the mother of Fund director Lea McLeod Matthews.

[SM&R MUTUAL FUNDS LOGO]

FUNDS LISTING
SM&R Alger Technology Fund
SM&R Alger Aggressive Growth Fund
SM&R Alger Small-Cap Fund
SM&R Alger Growth Fund
SM&R Growth Fund
SM&R Equity Income Fund
SM&R Balanced Fund
SM&R Government Bond Fund
SM&R Tax Free Fund
SM&R Primary Fund
SM&R Money Market Fund

HOW TO REACH US:
Investor Services: 800.231.4639
Fund Quotes and Investor Hotline: 877.239.2049
Sales and Marketing: 800.526.8346
To Request a Prospectus: 800.231.4639
Visit our website at: www.smrinvest.com

Securities Management and Research, Inc.

Manager & Distributor / Member NASD, SIPC
2450 South Shore Blvd., Suite 400
League City, TX 77573 - 281.334.2469

DIRECTORS
Ernest S. Barratt, Ph.D.
Jack T. Currie
Lea McLeod Matthews
Michael W. McCroskey
Ann McLeod Moody
Edwin K. Nolan
Robert V. Shattuck, Jr.
Donald P. Stevens
Steven H. Stubbs
Jamie G. Williams
Frank P. Williamson

OFFICERS
Michael W. McCroskey, President
Brenda T. Koelemay, Vice President and Treasurer
Teresa E. Axelson, Vice President and Secretary

INVESTMENT ADVISOR AND MANAGER
Securities Management and Research, Inc.
P.O. Box 58969 - Houston, Texas 77258-8969

CUSTODIAN
Securities Management and Research, Inc.
P.O. Box 58969 - Houston, Texas 77258-8969

LEGAL COUNSEL
Greer, Herz & Adams, L.L.P.
One Moody Plaza - Galveston, Texas 77550

UNDERWRITER AND REDEMPTION AGENT
Securities Management and Research, Inc.
P.O. Box 58969 - Houston, Texas 77258-8969

TRANSFER AGENT, REGISTRAR AND
DIVIDEND PAYING AGENT
Securities Management and Research, Inc.
P.O. Box 58969 - Houston, Texas 77258-8969

INDEPENDENT AUDITORS
Tait, Weller & Baker
8 Penn Center, Suite 800
Philadelphia, Pennsylvania 19103-2108



10/02   Form 9202